   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 1997.


                                              1933 ACT REGISTRATION NO. 33-63467
                                              1940 ACT REGISTRATION NO. 811-7365
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE
               SECURITIES ACT OF 1933                                   [ ]
            Pre-Effective Amendment No.  _                              [ ]
            Post-Effective Amendment No. 2                              [X]
                                        and/or

            REGISTRATION STATEMENT UNDER THE
               INVESTMENT COMPANY ACT OF 1940                           [ ]
            Amendment No. 4                                             [X]


                        (Check appropriate box or boxes)
                               ------------------

                              KEMPER HORIZON FUND
               (Exact name of Registrant as Specified in Charter)


                222 South Riverside Plaza, Chicago, Illinois                        60606
                   (Address of Principal Executive Office)                       (Zip Code)


       Registrant's Telephone Number, including Area Code: (312) 781-1121


              Philip J. Collora,                              With a copy to:
         Vice President and Secretary                         Cathy G. O'Kelly
             Kemper Horizon Fund                              David A. Sturms
          222 South Riverside Plaza                  Vedder, Price, Kaufman & Kammholz
           Chicago, Illinois 60606                        222 North LaSalle Street
   (Name and Address of Agent for Service)                Chicago, Illinois 60601



It is proposed that this filing will become effective (check appropriate box)

        [ ] immediately upon filing pursuant to paragraph (b)

        [X] on November 21, 1997 pursuant to paragraph (b)

        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                              KEMPER HORIZON FUND

                             CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART A
                          OF FORM N-1A AND PROSPECTUS

                    ITEM NUMBER
                   OF FORM N-1A
                   ------------
1.   Cover Page...............................  Cover Page
2.   Synopsis.................................  Summary; Summary of Expenses; Supplement to
                                                Prospectus
3.   Condensed Financial Information..........  Financial Highlights
4.   General Description of Registrant........  Summary; Investment Objectives, Policies and Risk
                                                Factors; Capital Structure
5.   Management of the Fund...................  Summary; Investment Manager and Underwriter
5A.  Management's Discussion of Financial
     Performance..............................  Performance
6.   Capital Stock and Other Securities.......  Summary; Dividends and Taxes; Purchase of Shares;
                                                Capital Structure
7.   Purchase of Securities Being Offered.....  Summary; Investment Manager and Underwriter; Net
                                                Asset Value; Purchase of Shares; Special Features;
                                                Supplement to Prospectus
8.   Redemption or Repurchase.................  Summary; Redemption or Repurchase of Shares
9.   Pending Legal Proceedings................  Inapplicable

                              KEMPER HORIZON FUND
                            SUPPLEMENT TO PROSPECTUS

                            DATED NOVEMBER 21, 1997

                                 CLASS I SHARES
                                   PORTFOLIOS
                          KEMPER HORIZON 20+ PORTFOLIO
                          KEMPER HORIZON 10+ PORTFOLIO
                           KEMPER HORIZON 5 PORTFOLIO

The Kemper Horizon Fund consists of three investment portfolios, Kemper Horizon 20+ Portfolio ("Horizon 20+ Portfolio"), Kemper Horizon 10+ Portfolio ("Horizon 10+ Portfolio") and Kemper Horizon 5 Portfolio ("Horizon 5 Portfolio") (collectively the "Portfolios"), each currently offering four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the prospectus, and Class I shares, which are described in the prospectus as supplemented hereby.


Class I shares are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Zurich Kemper Investments, Inc. ("ZKI") and its affiliates; and (b) the following investment advisory clients of ZKI and its investment advisory affiliates that invest at least $1 million in a
Portfolio: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans);
(2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Class I shares currently are available for purchase only from Zurich Kemper Distributors, Inc., principal underwriter for the Portfolios. Share certificates are not available for Class I shares.



The primary distinctions among the classes of shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class B and Class C shares.


The following information supplements the indicated sections of the prospectus.

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO ALL PORTFOLIOS)

                                                                CLASS I
                                                                -------
Maximum Sales Charge on Purchases (as a percentage of
  offering price)...........................................     None
Maximum Sales Charge on Reinvested Dividends................     None
Redemption Fees.............................................     None
Exchange Fee................................................     None
Deferred Sales Charge (as a percentage of redemption
  proceeds).................................................     None

ANNUAL FUND OPERATING EXPENSES


                                                                HORIZON 20+    HORIZON 10+    HORIZON 5
                                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                -----------    -----------    ---------
Management Fees                                                     .58%           .58%          .58%
12b-1 Fees                                                         None           None          None
Other Expenses                                                      .46%           .48%          .62%
                                                                   ----           ----          ----
Total Operating Expenses                                           1.04%          1.06%         1.20%
                                                                   ====           ====          ====



                      EXAMPLE                            PORTFOLIO     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                      -------                            ---------     ------    -------    -------    --------
You would pay the following expenses on a $1,000        Horizon 20+     $11        $33        $57        $127
investment, assuming (1) 5% annual return and (2)       Horizon 10+     $11        $34        $58        $129
redemption at the end of each time period                Horizon 5      $12        $38        $66        $145


The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in Class I shares of a Portfolio will bear directly or indirectly.


The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio of the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

                          KEMPER HORIZON 20+ PORTFOLIO


                                                                                 APRIL 8
                                                               YEAR ENDED          TO
                                                              JULY 31, 1997   JULY 31, 1996
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $ 9.73           10.03
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .19             .07
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                          3.17            (.37)
-------------------------------------------------------------------------------------------
Total from investment operations                                   3.36            (.30)
-------------------------------------------------------------------------------------------
Less distribution from net investment income                        .13              --
-------------------------------------------------------------------------------------------
Net asset value, end of period                                   $12.96            9.73
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                                    34.84%          (2.99)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                           1.04%            .73
-------------------------------------------------------------------------------------------
Net investment income                                              1.73%           2.32
-------------------------------------------------------------------------------------------

                          KEMPER HORIZON 10+ PORTFOLIO


                                                                                 APRIL 8
                                                               YEAR ENDED          TO
                                                              JULY 31, 1997   JULY 31, 1996
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $ 9.57            9.83
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .26             .09
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                          2.40            (.26)
-------------------------------------------------------------------------------------------
Total from investment operations                                   2.66            (.17)
-------------------------------------------------------------------------------------------
Less distribution from net investment income                        .26             .09
-------------------------------------------------------------------------------------------
Net asset value, end of period                                   $11.97            9.57
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                                    28.09%          (1.74)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                           1.06%            .73
-------------------------------------------------------------------------------------------
Net investment income                                              2.81%           3.21
-------------------------------------------------------------------------------------------


                           KEMPER HORIZON 5 PORTFOLIO


                                                                                 APRIL 8
                                                               YEAR ENDED          TO
                                                              JULY 31, 1997   JULY 31, 1996
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $ 9.58            9.69
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .32             .08
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                          1.49            (.11)
-------------------------------------------------------------------------------------------
Total from investment operations                                   1.81            (.03)
-------------------------------------------------------------------------------------------
Less distribution from net investment income                        .33             .08
-------------------------------------------------------------------------------------------
Net asset value, end of period                                   $11.06            9.58
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                                    19.27%           (.31)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                           1.20%            .73
-------------------------------------------------------------------------------------------
Net investment income                                              3.61%           4.11
-------------------------------------------------------------------------------------------



NOTES TO ALL PORTFOLIOS: Per share data for the period ended July 31, 1996, was determined based on average shares outstanding. For the fiscal period ended July 31, 1996, the investment manager agreed to temporarily reduce its management fee and absorb certain operating expenses of the Portfolios. If these expense waivers had not been in effect, the expense ratio would have increased by .06% of average net assets for Horizon 20+, .04% for Horizon 10+ and .05% for Horizon
5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

SPECIAL FEATURES


Shareholders of a Portfolio's Class I shares may exchange their shares for (i) shares of Zurich Money Funds--Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of ZKI and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed under "Special Features--Class A Shares--Combined Purchases" in the prospectus. Conversely, shareholders of Zurich Money Funds--Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of ZKI and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus under "Special Features--Exchange Privilege--General."



November 21, 1997


KHF-1I (11/97)

             TABLE OF CONTENTS
--------------------------------------------
Summary                                         1
-------------------------------------------------
Summary of Expenses                             3
-------------------------------------------------
Financial Highlights                            5
-------------------------------------------------
Kemper Horizon 10+ Portfolio                    6
-------------------------------------------------
Kemper Horizon 5 Portfolio                      7
-------------------------------------------------
Investment Objectives, Policies and Risk        8
  Factors
-------------------------------------------------
Investment Manager and Underwriter             19
-------------------------------------------------
Dividends and Taxes                            23
-------------------------------------------------
Net Asset Value                                24
-------------------------------------------------
Purchase of Shares                             25
-------------------------------------------------
Redemption or Repurchase of Shares             30
-------------------------------------------------
Special Features                               35
-------------------------------------------------
Performance                                    38
-------------------------------------------------
Capital Structure                              39
-------------------------------------------------



This prospectus contains information about the Fund that you should know before investing and should be retained for future reference. A Statement of Additional Information dated November 21, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover or the firm from which this prospectus was obtained.


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                     KEMPER LOGO

KEMPER
HORIZON
FUND


PROSPECTUS NOVEMBER 21, 1997


KEMPER HORIZON FUND


222 South Riverside Plaza, Chicago, Illinois 60606 1-800-621-1048


Kemper Horizon Fund (the "Fund") is designed for investors with different investment horizons and offers a choice of three investment portfolios.

KEMPER HORIZON 20+ PORTFOLIO--seeks growth of capital, with income as a secondary objective. Under normal conditions, this Portfolio maintains an asset allocation of approximately 80% equity securities and 20% fixed income securities.

KEMPER HORIZON 10+ PORTFOLIO--seeks a balance between growth of capital and income, consistent with moderate risk. Under normal conditions, this Portfolio maintains an asset allocation of approximately 60% equity securities and 40% fixed income securities.

KEMPER HORIZON 5 PORTFOLIO--seeks income consistent with preservation of capital, with growth as a secondary objective. Under normal conditions, this Portfolio maintains an asset allocation of approximately 40% equity securities and 60% fixed income securities.

There is no assurance that the objectives of the Fund's portfolios will be achieved.

KEMPER HORIZON FUND


222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-621-1048


SUMMARY

INVESTMENT OBJECTIVES. The Kemper Horizon Fund (the "Fund") is an open-end, diversified management investment company. The Fund consists of three investment portfolios ("Portfolios"), designed for investors with different investment horizons. The three Portfolios are as follows:

KEMPER HORIZON 20+ PORTFOLIO ("Horizon 20+ Portfolio"). The Horizon 20+ Portfolio seeks growth of capital, with income as a secondary objective. Under normal conditions, the Horizon 20+ Portfolio expects to maintain an asset allocation of approximately 80% equity securities and 20% fixed income securities.

KEMPER HORIZON 10+ PORTFOLIO ("Horizon 10+ Portfolio"). The Horizon 10+ Portfolio seeks a balance between growth of capital and income, consistent with moderate risk. Under normal conditions, the Horizon 10+ Portfolio expects to maintain an asset allocation of approximately 60% equity securities and 40% fixed income securities.

KEMPER HORIZON 5 PORTFOLIO ("Horizon 5 Portfolio"). The Horizon 5 Portfolio seeks income consistent with preservation of capital, with growth of capital as a secondary objective. Under normal conditions, the Horizon 5 Portfolio expects to maintain an asset allocation of approximately 40% equity securities and 60% fixed income securities.

The Portfolios may purchase and write put and call options, engage in financial futures transactions, invest in other derivatives, invest in collateralized obligations, invest in foreign securities, engage in related foreign currency transactions, lend portfolio securities and engage in delayed delivery transactions. See "Investment Objectives, Policies and Risk Factors."

RISK FACTORS. There is no assurance that the investment objective of any Portfolio will be achieved and investment in each Portfolio includes risks that vary in kind and degree depending upon the investment objective and policies of that Portfolio. The returns and net asset value of each Portfolio will fluctuate. Foreign investments by the Portfolios involve risk and opportunity considerations not typically associated with investing in U.S. companies. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of foreign securities in a Portfolio, and the Portfolio's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. While a Portfolio's investments in foreign securities will principally be in developed countries, the Portfolio may invest a portion of its assets in developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A limited portion of the assets of each Portfolio may be invested in lower rated or unrated high yield bonds, which entail greater risk of loss of principal and interest than higher rated fixed income securities. There are special risks associated with options, financial futures and foreign currency transactions and other derivatives and there is no assurance that use of those investment techniques will be successful. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. The Fund provides investors with the option of purchasing shares in the following ways:

Class A Shares............................  Offered at net asset value plus a maximum sales charge of
                                            5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at
                                            net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a .50% contingent deferred sales charge if redeemed during the second year of purchase.
Class B Shares............................  Offered at net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.
Class C Shares............................  Offered at net asset value without an initial sales charge, but subject to a Rule 12b-1 distribution fee and a 1%
                                            contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into
                                            another class.


Shares of all classes of a Portfolio represent interests in the same pool of investments. The minimum initial investment is $1,000 and investments thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."



INVESTMENT MANAGER AND UNDERWRITER. Zurich Kemper Investments, Inc. ("ZKI") serves as investment manager for the Fund. ZKI is paid an investment management fee by each Portfolio based upon average daily net assets of that Portfolio at an annual rate ranging from .58% to .42%. Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, is a sub-adviser of the Fund and is paid by ZKI a fee, payable monthly at the annual rate of .35% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management. Zurich Kemper Value Advisors, Inc. ("ZKVA"), a wholly-owned subsidiary of ZKI, is also a sub-adviser for the Fund. ZKI pays ZKVA a fee at the annual rate of .25% of the portion of the average daily net assets of each Portfolio allocated by ZKI to ZKVA for management. Zurich Kemper Distributors, Inc. ("ZKDI"), a wholly owned subsidiary of ZKI, is principal underwriter and administrator for the Fund. For Class B shares and Class C shares, ZKDI receives a Rule 12b-1 distribution fee at the annual rate of .75% of average daily net assets. ZKDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. Administrative services are provided to shareholders under an administrative services agreement with ZKDI for which ZKDI receives an administrative services fee at the annual rate of up to .25% of average daily net assets of Class A, B and C shares of each Portfolio, which ZKDI, in turn, pays to various broker-dealer firms and other service or administrative firms. See "Investment Manager and Underwriter."


DIVIDENDS. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for Horizon 10+ Portfolio; and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually. Income and capital gain dividends of a Portfolio are automatically reinvested in additional shares of that Portfolio, without a sales charge, unless the shareholder makes a different election. See "Dividends and Taxes."

SUMMARY OF EXPENSES

           Shareholder Transaction Expenses             Class A           Class B             Class C
          (applicable to all Portfolios)(1)             -------           -------             -------
Maximum Sales Charge on Purchases
(as a percentage of offering price)...................   5.75%(2)    None                  None
Maximum Sales Charge on Reinvested Dividends..........   None        None                  None
Redemption Fees.......................................   None        None                  None
Exchange Fee..........................................   None        None                  None
Deferred Sales Charge (as a percentage of redemption     None(3)     4% during the         1% during the
  proceeds)...........................................               first year, 3%        first year
                                                                     during the second
                                                                     and third years,
                                                                     2% during the
                                                                     fourth and fifth
                                                                     years and 1% in
                                                                     the sixth year

---------------

(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. The table does not include the $9.00 quarterly small account fee. See "Redemption or Repurchase of Shares."


(2) Reduced sales charges apply to purchases of $50,000 or more. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."

(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% the first year and .50% the second year. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                       CLASS A SHARES                           HORIZON 20+    HORIZON 10+    HORIZON 5
                       --------------                           -----------    -----------    ---------
Management Fees.............................................        .58%           .58%          .58%
12b-1 Fees..................................................        None           None          None
Other Expenses..............................................       1.11%           .93%          .93%
                                                                   -----          -----         -----
Total Operating Expenses....................................       1.69%          1.51%         1.51%
                                                                   =====          =====         =====



                       CLASS B SHARES                           HORIZON 20+    HORIZON 10+    HORIZON 5
                       --------------                           -----------    -----------    ---------
Management Fees.............................................        .58%           .58%          .58%
12b-1 Fees(4)...............................................        .75%           .75%          .75%
Other Expenses..............................................       1.14%          1.03%          .82%
                                                                   -----          -----         -----
Total Operating Expenses....................................       2.47%          2.36%         2.15%
                                                                   =====          =====         =====



                       CLASS C SHARES                           HORIZON 20+    HORIZON 10+    HORIZON 5
                       --------------                           -----------    -----------    ---------
Management Fees.............................................        .58%           .58%          .58%
12b-1 Fees(5)...............................................        .75%           .75%          .75%
Other Expenses..............................................       1.15%          1.28%          .83%
                                                                   -----          -----         -----
Total Operating Expenses....................................       2.48%          2.61%         2.16%
                                                                   =====          =====         =====


---------------

(4) Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although ZKDI believes that it is unlikely because of the automatic conversion feature described under "Purchase of Shares--Deferred Sales Charge Alternative--Class B Shares."


(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.

EXAMPLE


                                                        PORTFOLIO     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    CLASS A SHARES                      ---------     ------   -------   -------   --------
You would pay the following expenses on a $1,000        Horizon 20+    $74      $108      $144       $246
investment, assuming (1) 5% annual return and (2)       Horizon 10+    $72      $102      $135       $227
redemption at the end of each time period:              Horizon 5      $72      $102      $135       $227
CLASS B SHARES(6)
You would pay the following expenses on a $1,000        Horizon 20+    $55      $ 97      $142       $244
investment, assuming (1) 5% annual return and (2)       Horizon 10+    $54      $ 94      $136       $229
redemption at the end of each time period:              Horizon 5      $52      $ 87      $125       $217

You would pay the following expenses on the same        Horizon 20+    $25      $ 77      $132       $244
investment, assuming no redemption:                     Horizon 10+    $24      $ 74      $126       $229
                                                        Horizon 5      $22      $ 67      $115       $217
CLASS C SHARES(7)
You would pay the following expenses on a $1,000        Horizon 20+    $25      $ 77      $132       $282
investment, assuming (1) 5% annual return and (2)       Horizon 10+    $26      $ 81      $139       $294
redemption at the end of each time period:              Horizon 5      $22      $ 68      $116       $249


---------------
(6) Calculated based upon the assumption that the shareholder was an owner of the shares on the first day of the first year and the contingent deferred sales charge was applied as follows: 1 year (3%) and 3 years (2%). See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.

(7) Assumes that the shareholder was the owner on the first day of the first year and the contingent deferred sales charge was not applicable for any of the periods shown. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information.


The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The tables below show financial information expressed in terms of one share outstanding throughout the period. The information in the tables is covered by the report of the Fund's independent auditors. The report is contained in the Fund's Registration Statement and is available from the Fund. The financial statements contained in the Fund's 1997 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Fund.



                          KEMPER HORIZON 20+ PORTFOLIO



                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
CLASS A SHARES                                  -------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.72             9.50
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .12              .18
---------------------------------------------------------------------------------
  Net realized and unrealized gain                   3.15              .04
---------------------------------------------------------------------------------
Total from investment operations                     3.27              .22
---------------------------------------------------------------------------------
Less distribution from net investment income          .10               --
---------------------------------------------------------------------------------
Net asset value, end of period                     $12.89             9.72
---------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                      33.90%            2.32
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             1.69%            1.48
---------------------------------------------------------------------------------
Net investment income                                1.08%            1.51
---------------------------------------------------------------------------------



                                                           CLASS B                         CLASS C
                                                                DECEMBER 29,                     DECEMBER 29,
                                                 YEAR ENDED        1995 TO        YEAR ENDED        1995 TO
                                                JULY 31, 1997   JULY 31, 1996   JULY 31, 1997    JULY 31, 1996
CLASS B & C SHARES                              -------------   -------------   --------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.65            9.50            9.67             9.50
-----------------------------------------------------------------------------   -----------------------------
Income from investment operations:
  Net investment income                               .03             .11             .04              .13
-----------------------------------------------------------------------------   -----------------------------
  Net realized and unrealized gain                   3.15             .04            3.13              .04
-----------------------------------------------------------------------------   -----------------------------
Total from investment operations                     3.18             .15            3.17              .17
-----------------------------------------------------------------------------   -----------------------------
Less distribution from net investment income          .04              --             .04               --
-----------------------------------------------------------------------------   -----------------------------
Net asset value, end of period                     $12.79            9.65           12.80             9.67
-----------------------------------------------------------------------------   -----------------------------
TOTAL RETURN (NOT ANNUALIZED):                      33.01%           1.58           32.80             1.79
-----------------------------------------------------------------------------   -----------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             2.47%           2.26            2.48             2.23
-----------------------------------------------------------------------------   -----------------------------
Net investment income                                 .30%            .73             .29              .76
-----------------------------------------------------------------------------   -----------------------------



                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
CLASS A SHARES                                  -------------   -----------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)         $62,673           18,251
---------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   130%             122
---------------------------------------------------------------------------------
Average commission rate paid per share on
  stock transactions                               $ .0491            .0417
---------------------------------------------------------------------------------

                          KEMPER HORIZON 10+ PORTFOLIO



                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
CLASS A SHARES                                  -------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.60             9.50
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .25              .20
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            2.36             (.04)
---------------------------------------------------------------------------------
Total from investment operations                     2.61              .16
---------------------------------------------------------------------------------
Less distribution from net investment income          .20              .06
---------------------------------------------------------------------------------
Net asset value, end of period                     $12.01             9.60
---------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                      27.43%            1.70
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             1.51%            1.48
---------------------------------------------------------------------------------
Net investment income                                2.36%            2.40
---------------------------------------------------------------------------------



                                                           CLASS B                         CLASS C
                                                                DECEMBER 29,                     DECEMBER 29,
                                                 YEAR ENDED        1995 TO        YEAR ENDED        1995 TO
                                                JULY 31, 1997   JULY 31, 1996   JULY 31, 1997    JULY 31, 1996
CLASS B & C SHARES                              -------------   -------------   --------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.60            9.50            9.60             9.50
-----------------------------------------------------------------------------   -----------------------------
Income from investment operations:
  Net investment income                               .16             .17             .14              .17
-----------------------------------------------------------------------------   -----------------------------
  Net realized and unrealized gain (loss)            2.35            (.04)           2.34             (.04)
-----------------------------------------------------------------------------   -----------------------------
Total from investment operations                     2.51             .13            2.48              .13
-----------------------------------------------------------------------------   -----------------------------
Less distribution from net investment income          .11             .03             .10              .03
-----------------------------------------------------------------------------   -----------------------------
Net asset value, end of period                     $12.00            9.60           11.98             9.60
-----------------------------------------------------------------------------   -----------------------------
TOTAL RETURN (NOT ANNUALIZED):                      26.25%           1.38           25.97             1.39
-----------------------------------------------------------------------------   -----------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             2.36%           2.26            2.61             2.23
-----------------------------------------------------------------------------   -----------------------------
Net investment income                                1.51%           1.62            1.26             1.65
-----------------------------------------------------------------------------   -----------------------------



                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
ALL CLASSES                                     -------------   -----------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)         $63,400           18,912
---------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   126%              87
---------------------------------------------------------------------------------
Average commission rate paid per share on
  stock transactions                               $ .0494            .0413
---------------------------------------------------------------------------------

                           KEMPER HORIZON 5 PORTFOLIO



                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
CLASS A SHARES                                  -------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.57             9.50
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .34              .25
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            1.45             (.07)
---------------------------------------------------------------------------------
Total from investment operations                     1.79              .18
---------------------------------------------------------------------------------
Less distribution from net investment income          .30              .11
---------------------------------------------------------------------------------
Net asset value, end of period                     $11.06             9.57
---------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                      19.02%            1.84
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             1.51%            1.48
---------------------------------------------------------------------------------
Net investment income                                3.30%            3.20
---------------------------------------------------------------------------------



                                                           CLASS B                         CLASS C
                                                                DECEMBER 29,                     DECEMBER 29,
                                                 YEAR ENDED        1995 TO        YEAR ENDED        1995 TO
                                                JULY 31, 1997   JULY 31, 1996   JULY 31, 1997    JULY 31, 1996
CLASS B & C SHARES                              -------------   -------------   --------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.57            9.50            9.57             9.50
-----------------------------------------------------------------------------   -----------------------------
Income from investment operations:
  Net investment income                               .27             .21             .28              .21
-----------------------------------------------------------------------------   -----------------------------
  Net realized and unrealized gain (loss)            1.44            (.07)           1.43             (.07)
-----------------------------------------------------------------------------   -----------------------------
Total from investment operations                     1.71             .14            1.71              .14
-----------------------------------------------------------------------------   -----------------------------
Less distribution from net investment income          .22             .07             .21              .07
-----------------------------------------------------------------------------   -----------------------------
Net asset value, end of period                     $11.06            9.57           11.07             9.57
-----------------------------------------------------------------------------   -----------------------------
TOTAL RETURN (NOT ANNUALIZED):                      18.15%           1.44           18.13             1.45
-----------------------------------------------------------------------------   -----------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             2.15%           2.26            2.16             2.23
-----------------------------------------------------------------------------   -----------------------------
Net investment income                                2.66%           2.42            2.65             2.45
-----------------------------------------------------------------------------   -----------------------------



                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
ALL CLASSES                                     -------------   -----------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)         $30,700           10,831
---------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   150%              57
---------------------------------------------------------------------------------
Average commission rate paid per share on
  stock transactions                               $ .0476            .0460
---------------------------------------------------------------------------------



NOTES TO ALL PORTFOLIOS: Total return does not reflect the effect of any sales charges. Per share data for the period ended July 31, 1996 was determined based on average shares outstanding. For the fiscal period ended July 31, 1996, the investment manager agreed to temporarily reduce its management fee and absorb certain operating expenses of the Portfolios. If these expense waivers had not been in effect, the expense ratio of each share class would have increased by
 .06% of average net assets for Horizon 20+, .04% for Horizon 10+ and .05% for Horizon 5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Kemper Horizon Fund (the "Fund") consists of three investment portfolios ("Portfolios"), designed for investors with different investment horizons. Investors are encouraged to choose the appropriate Portfolio based upon their evaluation of their individual circumstances, including the anticipated timing of major investment goals, such as sending a child to college, retirement or purchasing a home, as well as their individual risk tolerance and investment objective. As investors' horizons change, or as their investment goals change, they are encouraged to re-evaluate their Portfolio choices to determine whether they should move all or a portion of their investment to a different Portfolio with a more appropriate objective and asset mix. The investment horizon of each Portfolio should not be the sole factor in considering a Portfolio. Investors should also review the investment objectives and policies of each Portfolio.

- The Horizon 20+ Portfolio is designed for investors with approximately a 20+ year investment horizon.

- The Horizon 10+ Portfolio is designed for investors with approximately a 10+ year investment horizon.

- The Horizon 5 Portfolio is designed for investors with approximately a 5 year investment horizon.

Through professional management and diversification, each Portfolio seeks to control risk for its given time horizon. Each Portfolio's investment objectives and investment policies are described below.

HORIZON 20+ PORTFOLIO. The Horizon 20+ Portfolio seeks growth of capital, with income as a secondary objective. Under normal conditions, the Horizon 20+ Portfolio expects to maintain an asset allocation of approximately 80% equity securities and 20% fixed income securities.

HORIZON 10+ PORTFOLIO. The Horizon 10+ Portfolio seeks a balance between growth of capital and income, consistent with moderate risk. Under normal conditions, the Horizon 10+ Portfolio expects to maintain an asset allocation of approximately 60% equity securities and 40% fixed income securities.

HORIZON 5 PORTFOLIO. The Horizon 5 Portfolio seeks income consistent with preservation of capital, with growth of capital as a secondary objective. Under normal conditions, the Horizon 5 Portfolio expects to maintain an asset allocation of approximately 40% equity securities and 60% fixed income securities.

                                                           HORIZON 20+          HORIZON 10+           HORIZON 5
                                                        TARGET ALLOCATION    TARGET ALLOCATION    TARGET ALLOCATION
                                                        -----------------    -----------------    -----------------
Equities............................................           80%                  60%                  40%
Fixed Income........................................           20%                  40%                  60%

Although each Portfolio has a target asset allocation of equity and fixed income securities, the Fund's investment manager may adjust each Portfolio's asset mix somewhat based upon cash flow, market conditions and an evaluation of the anticipated returns and risk for various asset classes. For example, if equities are considered to have greater appreciation potential relative to fixed income securities during a given period, a Portfolio's percentage weighting of equities may be increased. Allocating assets permits the Fund's investment manager to seek optimum performance for each Portfolio consistent with its investment objective and investment horizon. Allocation decisions are normally based upon long-term considerations and it is expected that, over the long-term, the target allocation percentages will be closely approximated.

When the investment manager determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, each Portfolio may invest without limitation in high-grade debt securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and high quality money market instruments, including repurchase agreements, or retain cash or cash equivalents. Each Portfolio may also purchase and write options, engage in financial futures transactions, engage in foreign currency transactions, lend its portfolio securities and engage in delayed delivery transactions.

The Portfolios do not generally make investments for short-term profits nor do they have separate portfolio turnover policies for the equity and fixed income asset classes. The Portfolios are not restricted in policy with regard to portfolio turnover and will make changes in their investments from time to time as business and economic conditions or market prices may dictate and as their investment objectives and policies may require.

EQUITIES. Each Portfolio's investment in equity securities will be comprised primarily of common stocks of U.S. and foreign (or "international") companies, but may also include preferred stocks, securities convertible into and exchangeable for common or preferred stocks (including other preferred stocks, warrants and rights, but not including convertible debt securities), equity investments in partnerships, joint ventures and other forms of noncorporate investments and warrants and rights exercisable for equity securities. Investments will primarily include stocks of large, established companies, but may also include stocks of smaller companies. Each Portfolio's equity securities will be divided between U.S. and international as described below. The U.S. equity portion of the Portfolio is divided further into two parts, one invested in growth stocks and one invested in value stocks. As with the overall asset allocation, the Fund's investment manager may, from time to time, adjust the equity asset class of each Portfolio. It is expected, however, that adjustments to the mix of the equity asset class will be more dynamic than adjustments to the overall mix.

U.S./INTERNATIONAL. The target mix between U.S. equities and international equities seeks the optimum balance of risk reduction and return enhancement available from international investing. This allows investors in each Portfolio the opportunity to invest a portion of their assets in a diversified portfolio of foreign securities. Under normal conditions, each Portfolio's equity securities will consist of approximately 70% U.S. and 30% international. In the case of the international equity exposure, allocations may range from 20% to 40%, although the investment manager may decrease the Portfolios' exposure to zero if investments in foreign securities appear to be relatively unattractive in the judgment of the investment manager because of current or anticipated adverse political or economic conditions.

Foreign securities can be attractive because they increase diversification, as compared to a portfolio comprised solely of U.S. securities. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue. International diversification allows an investor to achieve greater portfolio diversification and to take advantage of changes in foreign economies and market conditions. Although international investing entails special risks, the mixture of U.S. and international stocks is designed to reduce risk, while also increasing potential return, relative to investing in U.S. or international stocks alone. There is no assurance, however, that any specific allocation will reduce risk or increase returns. See "Special Risk Factors--Foreign Securities" below.

U.S. GROWTH/U.S. VALUE. The allocation between U.S. growth stocks and U.S. value stocks seeks to reduce the risk, over a full market cycle, of holding growth stocks or value stocks alone.

Growth stocks are stocks of companies whose earnings per share are expected by the investment manager to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the investment manager believes that the potential of such stocks for above average earnings more than justifies their price. Value stocks are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios). Value stocks typically have dividend yields higher than the average of the companies represented in the Standard & Poor's 500 Stock Index.

The allocation between growth and value stocks will be made by the investment manager with the assistance of its Quantitative Research Department, which has a proprietary model that evaluates macro-economic factors such as the strength of the economy, interest rates and special factors concerning growth and value stocks. Historically, the performance of growth and value stocks has tended to be counter-cyclical, i.e., when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the investment manager will seek to weight the portfolio more heavily in the type of stocks that are believed to present greater total return opportunities at the time. The neutral allocation between growth and value stocks would be 50%/50%. Although allocations in favor of growth or value normally would not be expected to exceed 60%, the allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve investment results.


ZKI manages the growth portion of the Fund. In managing the growth portion of the portfolio, ZKI emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. ZKI considers a number of quantitative and qualitative factors in considering whether to invest in a stock including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. ZKVA manages the value portion of the Fund. ZKVA seeks stocks it believes to be undervalued. The principal factor considered is P/E ratios. In selecting among stocks with low P/E ratios, ZKVA considers other factors such as financial strength, book to market value, earnings and dividend growth rates, return on equity and earnings estimates.


FIXED INCOME. The fixed income portion of each Portfolio may be invested in a broad variety of fixed income securities including, without limitation: (a) obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; (b) bonds, debentures, convertible debt instruments, assignments or participation in loans, notes, commercial paper, and other debt securities of corporations, trusts and other entities; (c) certificates of deposit, bankers' acceptances and time deposits and (d) cash and cash equivalents, including repurchase agreements. The fixed income portion of each Portfolio will be comprised of U.S. Dollar denominated instruments.

Each portfolio attempts to limit its exposure to credit risk by imposing limits on the quality of specific securities in the Portfolio and by maintaining a relatively high average weighted credit quality. Credit quality refers to a fixed income security issuer's expected ability to make all required interest and principal payments in a timely manner. Higher rated fixed income securities generally represent less risk than lower or non-rated securities. Ratings published by nationally recognized rating agencies such as Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") are widely accepted measures of credit risk. The fixed income portion of each Portfolio will be invested in securities that are rated at the time of purchase within the four highest grades assigned by Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or any other Nationally Recognized Statistical Rating Organization ("NRSRO") as designated by the Securities and Exchange Commission, or will be of comparable quality as determined by the Fund's investment manager, provided that up to 10% of the fixed income portion of each Portfolio may be invested in securities that are lower rated ("junk bonds"). The top four ratings currently assigned by these organizations are as follows: Moody's (Aaa, Aa, A or Baa), S&P (AAA, AA, A or BBB), Fitch (AAA, AA, A or BBB) and Duff (AAA, AA, A or BBB). In addition, under normal conditions, each Portfolio expects to maintain a relatively high average dollar-weighted credit quality (i.e., within the top two rating categories of an NRSRO or comparable as determined by the investment manager). Average dollar-weighted credit quality is calculated by averaging the ratings of each fixed income security held by a Portfolio with each rating "weighted" according to the percentage of assets that it represents. Average dollar-weighted credit quality is not a precise measure of the credit risk presented by a Portfolio of fixed income securities. For instance, a combination of securities that are rated AAA and securities that are rated BB that together result in an average weighted credit quality of AA may present more risk than a group of just AA rated securities.

After a Portfolio purchases a security, its quality level may fall below that at which it was purchased (I.E., downgraded). In such instance, the Portfolio would not be required to sell the security, but the investment manager will consider such an event in determining whether the Portfolio should continue to hold the security. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings, and other opinions as to quality, are relative and subjective and are not absolute standards of quality. For a discussion of lower rated and non-rated securities and related risks, see "Special Risk Factors--High Yield (High Risk) Bonds" below.

Each Portfolio attempts to limit its exposure to interest rate risk by maintaining a relatively short duration. Interest rate risk is the risk that the value of the fixed income securities may rise or fall as interest rates change. Under normal conditions, the target duration of the fixed-income portion of the Portfolio is approximately 2.5 years, although it may range from 1.5 to 3.5 years depending upon market conditions. "Duration," and the more traditional "average dollar-weighted maturity," are measures of how a fixed income portfolio tend to react to interest rate changes. Each fixed income security held by a Portfolio has a stated maturity. The stated maturity is the date when the issuer must repay the entire principal amount to an investor. A security's term to maturity is the time remaining to maturity. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features (such as puts or demand features) or a variable rate of interest that, in the judgment of the investment manager, will result in the security being valued in the market as though it has the earlier maturity. Average dollar-weighted maturity is calculated by averaging the terms to maturity of each fixed income security held by the Portfolio with each maturity "weighted" according to the percentage of assets that it represents. Unlike average dollar-weighted maturity, duration reflects both principal and interest payments and is designed to measure more accurately a portfolio's sensitivity to incremental changes in interest rates than does average weighted maturity. By way of example, if the duration of a Portfolio's fixed income securities were two years, and interest rates decreased by 100 basis points (a basis point is one-hundredth of one percent), the market price of that portfolio of fixed income securities would be expected to increase by approximately 2%.

RISKS. All investments, including those in mutual funds, have risks. No investment is suitable for all investors. None of the Portfolios is intended to be a complete investment program, and there is no assurance that any Portfolio will achieve its objective.

The risks, the returns and the net asset value of each Portfolio will vary and fluctuate depending upon the weightings of each asset class. Historically, equities have experienced a higher level of volatility due to market fluctuations than fixed income securities; and equities have also provided higher levels of return over time. The value of equities typically change in response to general market and economic conditions and the activities and changing circumstances of individual issues. The value of equities may decline over short or even extended periods of time.

The value of fixed income securities typically changes in response to changes in economic conditions, interest rates and the creditworthiness of individual issues. In general, the value of the fixed income securities held by each Portfolio will vary inversely with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in value of the fixed income securities held by each Portfolio. Conversely, during periods of rising interest rates, the value of the fixed income securities held by each Portfolio will generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities or durations. Fixed income securities are subject to varying degrees of risk of default depending upon, among other factors, the creditworthiness of the issuer and the ability of the issuer to meet its obligations.

Investing in securities of smaller, less well-known companies may present greater opportunities for capital appreciation, but may also involve greater risks. These companies may have limited product lines, markets or financial resources, or may depend upon a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more established companies.

SPECIAL RISK FACTORS--FOREIGN SECURITIES. Each Portfolio normally invests a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. Each Portfolio may also invest in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States. For purposes of the allocation between U.S. and international securities, ADRs are viewed as U.S. securities. In connection with its foreign securities investments, each Portfolio may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained under "Additional

Investment Information" below and "Investment Policies and Techniques" in the Statement of Additional Information.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

EMERGING MARKETS. While each Portfolio's investments in foreign securities will principally be in developed countries, a Portfolio may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Portfolio to the risk of losses resulting from the Portfolio's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for such securities in emerging markets may not be readily available. In that case, securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Portfolio. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked upon privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. Each Portfolio may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. As stated above, each Portfolio may invest a portion of its assets in fixed income securities that are in the lower rating categories (below the fourth category) of recognized rating agencies or are non-rated. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Lower rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer. A Portfolio may have difficulty disposing of certain high yield securities because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing these assets. Additional information concerning high yield securities appears under "Investment Policies and Techniques--Other Considerations--High Yield (High Risk) Bonds" and "Appendix--Ratings of Fixed Income Investments" in the Statement of Additional Information.


ADDITIONAL INVESTMENT INFORMATION. The portfolio turnover rates for the Portfolios are listed under "Financial Highlights." Higher portfolio turnover involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" in the Statement of Additional Information.


No Portfolio may borrow money except as a temporary measure for extraordinary or emergency purposes and not for leverage purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities or other assets. If, for any reason, the current value of a Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. A Portfolio may pledge up to 15% of its total assets to secure any such borrowings.

No Portfolio will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Portfolio's net assets, valued at the time of the transaction, would be invested in such securities. If a Portfolio holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Portfolio to make payment within seven days of the date its shares are tendered for redemption. SEC guidelines to Form N-1A provide that the usual limit on aggregate holdings by an open-end investment company of illiquid assets is 15% of its net assets. See "Investment Policies and Techniques--Over-the-Counter Options" in the Statement of Additional Information for a description of the extent to which over-the-counter traded options are in effect considered as illiquid for purposes of the limit on illiquid securities for the Portfolios. Each Portfolio may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Portfolios. Such securities may be illiquid and subject to the Portfolio's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.

Each Portfolio has adopted certain fundamental investment restrictions, which are presented in the Statement of Additional Information and that, together with the investment objective cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of a Portfolio. Each Portfolio's investment policies that are not incorporated into any of the fundamental investment restrictions referred to above are not fundamental and may be changed by the Board of Trustees without shareholder approval.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. Each Portfolio may deal in options on securities, securities indexes and foreign currencies, which options may be listed for trading on a national securities exchange or traded over-the-counter. Each Portfolio may write (sell) covered call and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Portfolio may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities or other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

Each Portfolio may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Portfolio will "cover" futures contracts sold by the Portfolio and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Portfolio as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with their foreign securities investments, the Portfolios may also engage in foreign currency financial futures transactions. A Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio.

The Portfolios may engage in financial futures transactions and may use index options as an attempt to hedge against market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of a securities index. Conversely, where the near-term view is bullish, but the Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of a securities index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate the Portfolio's pursuit of its investment objective.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market, and because of imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. Any of these factors could cause a Portfolio to lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Portfolio's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case a Portfolio would lose the premium paid therefor.

A Portfolio may engage in futures transactions only on commodities exchanges or boards of trade. A Portfolio will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities that the Portfolio owns or intends to purchase.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios may invest a portion of their assets in securities denominated in foreign currencies. The Portfolios may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.

The value of the foreign securities investments of a Portfolio measured in U.S. Dollars (including ADRs) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Portfolio is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Portfolio may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

A Portfolio will not speculate in foreign currency exchange. A Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where the Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolios do not intend to enter into such forward contracts if they would have more than 15% of the value of their total assets committed to forward contracts for the purchase of a foreign currency. A Portfolio segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Portfolio generally does not enter into a forward contract with a term longer than one year.

DERIVATIVES. In addition to options, financial futures and foreign currency transactions, consistent with its objective, each Portfolio may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The types of derivatives used by each Portfolio and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FOREIGN CURRENCIES AND OTHER DERIVATIVES. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures contracts or other derivatives and movements in the prices of the securities or currencies hedged, used for cover or that the derivative intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; (e) the possible need to defer closing out certain options, futures contracts or other derivatives in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code; and
(f) the possible non-performance of the counter-party to the derivative contract.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolios may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or U.S. Government securities) equal to no less than the market value, determined daily, of the securities loaned. The Portfolios will receive amounts equal to dividends or interest on the securities loaned. The Portfolios will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the investment manager to be of good standing, and when the investment manager believes the potential earnings justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Portfolio's total assets.

DELAYED DELIVERY TRANSACTIONS. Each Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transactions. The value of fixed yield securities to be delivered in the future will fluctuate as interest rates vary. Because a Portfolio must set aside cash or liquid high grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Portfolio's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will generally do so for the purpose of actually acquiring portfolio securities consistent with the Portfolio's investment objective and policies. A Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. In some instances, the third-party seller of when-issued or delayed delivery securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee.

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, under which it acquires ownership of a security and a broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Portfolio's holding period. The investment manager will evaluate the creditworthiness of all entities with which the Fund intends to engage in repurchase agreements pursuant to procedures adopted by the Board of Trustees of the Fund. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the Portfolios' limitations on illiquid securities.

COLLATERALIZED OBLIGATIONS. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or other assets (such as credit card or automobile loan receivables). The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities.

Collateralized obligations issued or guaranteed by a U.S. Government Agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government securities for purposes of this prospectus. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government securities for purposes of this prospectus. A variety of types of collateralized obligations are available currently and others may become available in the future.

Since the collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

Each Portfolio may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

Additional information concerning collateralized obligations is contained in the Statement of Additional Information under "Investment Policies and Techniques--Collateralized Obligations."

INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of the Fund and provides each Portfolio with continuous professional investment supervision. Zurich Kemper Value Advisors, Inc. ("ZKVA") is the sub-adviser for the Fund. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $89 billion under management. ZKI acts as investment manager for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management.



Zurich Insurance Company ("Zurich") has entered into a definitive agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and ZKI will be operated either as a subsidiary of SKI or as part of SKI. Consummation of the transaction is subject to a number of contingencies. Because the transaction would constitute an assignment of the Fund's investment management agreements with ZKI and Rule 12b-1 agreements under the Investment Company Act of 1940, ZKI is seeking approval of new agreements. The Fund's board has approved new agreements subject to shareholder approval. If the contingencies are timely met, the transaction is expected to close in the fourth quarter of 1997. Zurich will own 69.5% of SKI and senior employees of SKI will hold the remaining 30.5%. SKI will be headquartered in New York City and the chief executive officer of SKI will be Edmond D. Villani, Scudder's president and chief executive officer. Mr. Villani will also join Zurich's Corporate Executive Board. A transition team comprised of representatives from ZKI, Zurich, and Scudder has been formed to make recommendations regarding combining the operations of Scudder and ZKI.



Responsibility for overall management of the Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by ZKI. The investment management agreement provides that ZKI shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities. Zurich Investment Management Limited ("ZIML"), 1 South Place, London, U.K. EC2M 2ZS, an affiliate of ZKI, is a sub-adviser of the Fund. ZIML is an indirect subsidiary of Zurich Insurance Company and has served as sub-adviser for the Fund since December, 1996 and investment adviser for certain institutional accounts since August, 1988. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI for the Fund, ZIML renders investment advisory and management services with regard to such portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. ZKI pays ZIML a sub-advisory fee for its services, payable monthly at the annual rate of .35% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management.



Daniel J. Bukowski (since 1997) and William M. Knapp (since 1997) are the portfolio co-managers of the Fund. Mr. Bukowski joined ZKI in 1989 and is a senior vice president and director of quantitative research of ZKI. He received a B.A. in statistics and an M.B.A. in finance from the University of Chicago. Mr. Knapp joined ZKI in 1992 and is a first vice president of ZKI. He received a B.S. in economics from Drake University and an M.S. and Ph.D. in industrial organization and finance from the University of Wisconsin--Madison. For the value portion of the U.S. equities portion of each Portfolio, asset management is performed by ZKVA as sub-adviser.


ZKI is paid an investment management fee, monthly, by each Portfolio, at the annual rates shown below.

                                                                MANAGEMENT FEE
          AVERAGE DAILY NET ASSETS OF A PORTFOLIO                   RATES
          ---------------------------------------               --------------
$0 - $250 million...........................................         .58%
$250 million - $1 billion...................................         .55
$1 billion - $2.5 billion...................................         .53
$2.5 billion - $5 billion...................................         .51
$5 billion - $7.5 billion...................................         .48
$7.5 billion - $10 billion..................................         .46
$10 billion - $12.5 billion.................................         .44
Over $12.5 billion..........................................         .42


ZKVA. As mentioned above, ZKVA is a sub-adviser for the Fund. Under the terms of the Sub-Advisory Agreement, ZKVA will manage the value portion of each Portfolio and will provide such other investment advice, research and assistance as ZKI may, from time to time, reasonably request. ZKVA, which was formed in October, 1994, has served as investment manager for mutual funds and certain institutional accounts since August, 1995 when it acquired substantially all the assets of Dreman Value Management, L.P. ZKVA is a wholly-owned subsidiary of ZKI and is located at 280 Park Avenue, 40th Floor, New York, New York 10017. ZKI pays ZKVA for its services a sub-advisory fee, payable monthly at the annual rate of .25% of the portion of the average daily net assets of each Portfolio allocated by ZKI to ZKVA for management.



PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with the Fund, Zurich Kemper Distributors, Inc. ("ZKDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a wholly-owned subsidiary of ZKI, is the principal underwriter and distributor of the Fund's shares and acts as agent of the Fund in the sale of its shares. ZKDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. ZKDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and the Fund bears the expense of registering its shares with the Securities and Exchange Commission. ZKDI may enter into related selling group agreements with various broker-dealers, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services.



CLASS A SHARES. ZKDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," ZKDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares.



CLASS B SHARES. For its services under the distribution agreement, ZKDI receives a fee from each Portfolio, payable monthly, at the annual rate of .75% of average daily net assets of the Portfolio attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. ZKDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." ZKDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.



CLASS C SHARES. For its services under the distribution agreement, ZKDI receives a fee from each Portfolio, payable monthly, at the annual rate of .75% of average daily net assets of the Portfolio attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. ZKDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by ZKDI or the Fund. ZKDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."



RULE 12B-1 PLAN. Since the distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by ZKDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The table below shows amounts paid in connection with the Fund's Rule 12b-1 Plan for each Portfolio for the fiscal year ended July 31, 1997.



                                                                                             CONTINGENT
                                             DISTRIBUTION EXPENSES    DISTRIBUTION FEES    DEFERRED SALES
                                                  INCURRED BY           PAID BY FUND         CHARGE PAID
                                                  UNDERWRITER          TO UNDERWRITER      TO UNDERWRITER
                                             ----------------------   -----------------   -----------------
PORTFOLIO                                      CLASS B     CLASS C    CLASS B   CLASS C   CLASS B   CLASS C
---------                                      -------     -------    -------   -------   -------   -------
Horizon 20+................................   $1,062,000    105,000   148,000   17,000    20,000         0
Horizon 10+................................   $  922,000    130,000   141,000   27,000    19,000     4,000
Horizon 5..................................   $  518,000     74,000    90,000   14,000    14,000     1,000



If the Rule 12b-1 Plan (the "Plan") is terminated for any class of any Portfolio in accordance with its terms, the obligation of the Fund to make payments to ZKDI pursuant to the Plan for such class will cease and the Fund will not be required to make any payments for such class past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by ZKDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse ZKDI for its expenses incurred.



ADMINISTRATIVE SERVICES. ZKDI also provides information and administrative services for shareholders of the Fund pursuant to an administrative services agreement ("administrative agreement"). ZKDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. ZKDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreement, the Fund pays ZKDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of each Portfolio. ZKDI then pays each firm a service fee at an annual rate of up to .25% of net assets attributable to Class A, B and C shares maintained and serviced by the firm. Firms to which service fees may be paid include broker-dealers affiliated with ZKDI.



CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by ZKDI or the Fund. The fees are calculated monthly and normally paid quarterly.



CLASS B AND CLASS C SHARES. ZKDI currently advances to firms the first year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm will become eligible for the quarterly service fee and the fee continues until terminated by ZKDI or the Fund.



ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to ZKDI is based only upon Portfolio assets in accounts for which a firm provides administrative services and it is intended that ZKDI will pay all the administrative services fee that it receives from a Portfolio to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Portfolio while this procedure is in effect will depend upon the proportion of Portfolio assets that is in accounts for which a firm provides administrative services. In addition, ZKDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.



CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside the United States. IFTC also is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees, see "Investment Manager and Underwriter" in the Statement of Additional Information.



PORTFOLIO TRANSACTIONS. ZKI, ZIML and ZKVA place all orders for purchases and sales of each Portfolio's securities. Subject to seeking best execution of orders, they may consider sales of shares of the Fund and other funds managed by ZKI or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES

DIVIDENDS. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for the Horizon 10+ Portfolio and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually.

Dividends paid for a Portfolio as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Portfolio will be credited to shareholder accounts in full and fractional Fund shares of the same class of that Portfolio at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.


Any dividends of a Portfolio that are reinvested normally will be reinvested in Fund shares of the same class of that same Portfolio. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Portfolio invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Portfolio in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Portfolio distributing the dividends. Each Portfolio will reinvest dividend checks (and future dividends) in shares of that same Portfolio and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.



TAXES. Each Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, a Portfolio will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends are taxed at a maximum rate of 20% on gains realized by a Portfolio from securities held more than 18 months and at a maximum rate of 28% on gains realized by a Portfolio from securities held more than 12 months but less than 18 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by a Portfolio may qualify for the dividends received deduction available to corporate shareholders.


A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.


Each Portfolio is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement

Accounts (IRAs) or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment and periodic investment and redemption programs. Information for income tax purposes, including, when appropriate, information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to shareholder's account.

NET ASSET VALUE


The net asset value per share of a Portfolio is determined separately for each class by dividing the value of the Portfolio's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a Portfolio will generally be lower than that of the Class A shares of the Portfolio because of the higher expenses borne by Class B and Class C shares. Securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked priced is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter traded options are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value of a Portfolio investing in foreign securities does not necessarily take place contemporaneously with the determination of the prices of the Portfolio's foreign securities, which may be made prior to the determination of net asset value. For purposes of determining a Portfolio's net asset value that invests in foreign securities, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value considerations determined by the Board of Trustees or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange.

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                ANNUAL 12B-1 FEES
                                             (AS A % OF AVERAGE DAILY
                   SALES CHARGE                    NET ASSETS)                  OTHER INFORMATION
                   ------------              ------------------------           -----------------
Class A    Maximum initial sales charge                None                Initial sales charge waived
           of 5.75% of the public                                          or reduced for certain
           offering price                                                  purchases
Class B    Maximum contingent deferred                0.75%                Shares convert to Class A
           sales charge of 4% of                                           shares six years after
           redemption proceeds;                                            issuance
           declines to zero after six
           years
Class C    Contingent deferred sales                  0.75%                No conversion feature
           charge of 1% of redemption
           proceeds for redemptions
           made during first year after
           purchase

The minimum initial investment for each Portfolio is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                 SALES CHARGE
                                                          ----------------------------------------------------------
                                                                                                        ALLOWED TO
                                                                                                       DEALERS AS A
                                                           AS A PERCENTAGE       AS A PERCENTAGE      PERCENTAGE OF
                                                          OF OFFERING PRICE    OF NET ASSET VALUE*    OFFERING PRICE
                  AMOUNT OF PURCHASE                      -----------------    -------------------    --------------
Less than $50,000.....................................          5.75%                 6.10%                5.20%
$50,000 but less than $100,000........................          4.50                  4.71                 4.00
$100,000 but less than $250,000.......................          3.50                  3.63                 3.00
$250,000 but less than $500,000.......................          2.60                  2.67                 2.25
$500,000 but less than $1 million.....................          2.00                  2.04                 1.75
$1 million and over...................................          0.00**                0.00**                ***

---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

*** Commissions payable by ZKDI as discussed below.



Each Portfolio receives the entire net asset value of all its Class A shares sold. ZKDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, ZKDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.



Class A shares may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which ZKI or an affiliate does not serve as investment manager ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. ZKDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.



Class A shares may be purchased at net asset value by: (a) any purchaser provided that the amount invested in a Portfolio or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

ZKDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through ZKSC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, ZKDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable (including the purchase of Class A shares of the Cash Reserves Fund).



Effective on February 1, 1996, Class A shares of the Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as HOWARD AND AUDREY TABANKIN, ET AL. V. KEMPER SHORT-TERM GLOBAL INCOME FUND, ET AL., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, ZKDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by ZKDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.



Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with ZKDI, for themselves or members of their families. ZKDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.



Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with ZKDI and officers, directors and employees of service agents of the Fund for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Fund, Inc. ("KVF") on September 8, 1995, and have continuously owned shares of KVF (or a Kemper Fund acquired by exchange of KVF shares) since that date, for themselves or members of their families; and
(d) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with ZKDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates,

Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by ZKDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory or similar program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.



Class A shares of the Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.



Class A shares of the Fund may be purchased at net asset value by persons who purchase shares of the Fund through ZKDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.


The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."


ZKDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. ZKDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."



Class B shares of a Portfolio will automatically convert to Class A shares of the same Portfolio six years after issuance on the basis of the relative net asset value per share. Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios ("KIP"), hold them subject to the same conversion period schedule as that of their KIP Portfolio. Class B shares representing Initial Shares of a former KIP Portfolio will automatically convert to Class A shares of the applicable Portfolio six years after issuance of the Initial Shares for shares issued on or after February 1, 1991 and seven years after issuance of the Initial Shares for shares issued before February 1, 1991. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for ZKDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Portfolio is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class C shares within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." ZKDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. ZKDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."


WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Portfolio or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.


GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Portfolio for their clients, and ZKDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. ZKDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to any Portfolio.



ZKDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by ZKSC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by ZKDI in acknowledgement of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.



In addition to the discounts or commissions described above, ZKDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Fund. Non cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by ZKDI.



Orders for the purchase of shares of a Portfolio will be confirmed at a price based on the net asset value of that Portfolio next determined after receipt by ZKDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by ZKDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.



Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of ZKDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.


The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares of a Portfolio to new investors. During the period of such suspension, persons who are already shareholders of such class of such Portfolio normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.


Shareholders should direct their inquiries to ZKSC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.


REDEMPTION OR REPURCHASE OF SHARES


GENERAL. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


The redemption price for shares of a Portfolio will be the net asset value per share of that Portfolio next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Express-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") and the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).


Because of the high cost of maintaining small accounts, effective January 1998, the Fund may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any applicable contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.



REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to ZKDI, which the Fund has authorized to act as its agent. There is no charge by ZKDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price of a Portfolio will be the net asset value of that Portfolio next determined after receipt of a request by ZKDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by ZKDI prior to the close of ZKDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.



EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Portfolio effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the investment manager deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.



CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares of a shareholder whose dealer of record at the time of the investment notifies ZKDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.


CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                              CONTINGENT
                                                               DEFERRED
                                                                SALES
             YEAR OF REDEMPTION AFTER PURCHASE                  CHARGE
             ---------------------------------                ----------
First.......................................................      4%
Second......................................................      3%
Third.......................................................      3%
Fourth......................................................      2%
Fifth.......................................................      2%
Sixth.......................................................      1%

Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios, hold them subject to the same CDSC schedule that applied when those shares were purchased, as follows:

                                                               CONTINGENT DEFERRED SALES CHARGE
                                   ----------------------------------------------------------------------------------------
                                                                   SHARES PURCHASED ON OR AFTER
                                   SHARES PURCHASED ON OR AFTER     FEBRUARY 1, 1991 AND BEFORE    SHARES PURCHASED BEFORE
YEAR OF REDEMPTION AFTER PURCHASE          MARCH 1, 1993                   MARCH 1, 1993               FEBRUARY 1, 1991
---------------------------------  ----------------------------    ----------------------------    -----------------------
First............................               4%                              3%                            5%
Second...........................               3%                              3%                            4%
Third............................               3%                              2%                            3%
Fourth...........................               2%                              2%                            2%
Fifth............................               2%                              1%                            2%
Sixth............................               1%                              1%                            1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Portfolio), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.


CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.


CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be as follows: for Class B shares -- first from shares representing reinvested dividends and then from the earliest purchase of shares; for Class C Shares -- first from Class C shares purchased prior to April 1, 1996, then from Class C shares representing reinvested dividends and then from the earliest purchases of Class C shares made on or after April 1, 1996. ZKDI receives any contingent deferred sales charge directly.


REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Mutual Funds. A shareholder of the Fund or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Portfolio, the reinvestment in shares of the same Portfolio may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES


CLASS A SHARES--COMBINED PURCHASES. Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Value Fund, Inc., Kemper Horizon Fund, Kemper Quantitative Equity Fund, Kemper Europe Fund, Kemper Asian Growth Fund and Kemper Aggressive Growth Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include:
(a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.



CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by ZKDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.


CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Portfolio being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.


CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or ZKDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.


CLASS A SHARES. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with ZKDI.


Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

CLASS B SHARES. Class B shares of the Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of the Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.


GENERAL. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or ZKDI. Exchanges may be accomplished by a written request to ZKSC, Attention:
Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states.



SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.



EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000 from a shareholder's bank, savings and loan, or credit union account to purchase shares of the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to ZKSC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").



BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to ZKSC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.


PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Portfolio each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Portfolio's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual

Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.


The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. ZKDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.



TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and ZKDI can establish investor accounts in any of the following types of retirement plans:



- Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.


- 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.


Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian, describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.


PERFORMANCE

The Fund may advertise several types of performance information for each Portfolio and each class of shares of each Portfolio, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of any Portfolio.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments held by a portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Portfolio's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 1000(R) Growth Index, the Wilshire Large Company Growth Index, the Wilshire 750 Mid Cap Company Growth Index, the Standard & Poor's/Barra Value Index, Standard & Poor's/Barra Growth Index and the Russell 1000(R) Value Index. The performance of a Portfolio may also be compared to the combined performance of several indexes. The performance of a Portfolio may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR and REGISTERED REPRESENTATIVE. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

The Fund may depict the historical performance of the securities in which the Portfolios may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe each Portfolio's holdings and depict their size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Portfolios. The relative performance of growth stocks versus value stocks may also be discussed.

Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in a Portfolio's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Each Portfolio's returns and net asset value will fluctuate. Shares of each Portfolio are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Portfolio's performance appears in the Statement of Additional Information. Additional information about each Portfolio's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund.

CAPITAL STRUCTURE

The Fund is an open-end management investment company, organized as a business trust under the laws of Massachusetts.

The Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. Currently, the Fund offers three Portfolios each with four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of ZKI and its affiliates; and (b) the following investment advisory clients of ZKI and its investment advisory affiliates that invest at least $1 million in a
Portfolio: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans);
(2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. The Board of Trustees may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Fund may offer multiple Portfolios, it is known as a "series company." Shares of the Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of a Portfolio subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. Shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required, under the Investment Company Act of 1940, such as for the election of trustees or when voting by class is appropriate.

                                  PROSPECTUS


                                   KEMPER
                            ASSET ALLOCATION FUNDS




                              November 21, 1997

                              -----------------

                                KEMPER HORIZON
                                20+ PORTFOLIO

                                KEMPER HORIZON
                                10+ PORTFOLIO

                                KEMPER HORIZON
                                 5 PORTFOLIO

                               ----------------





                                 KEMPER FUNDS
                             [KEMPER FUNDS LOGO]




Investment Manager
Zurich Kemper Investments, Inc.

Principal Underwriter
Zurich Kemper Distributors, Inc.
222 South Riverside Plaza
Chicago, IL  60606-5808
www.kemper.com  E-mail info@kemper.com
Tel (800)621-1048

[RECYCLE LOGO] printed on recycled paper
KHF-1(11/97) ZKDI 710047

                              KEMPER HORIZON FUND

                             CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART B
              OF FORM N-1A AND STATEMENT OF ADDITIONAL INFORMATION

                    ITEM NUMBER                                 LOCATION IN STATEMENT OF
                   OF FORM N-1A                                  ADDITIONAL INFORMATION
                   ------------                                 ------------------------
10.  Cover Page...............................    Cover Page
11.  Table of Contents........................    Table of Contents
12.  General Information and History..........    Inapplicable
13.  Investment Objectives and Policies.......    Investment Restrictions; Investment Policies and
                                                  Techniques
14.  Management of the Fund...................    Investment Manager and Underwriter;
                                                  Officers and Trustees
15.  Control Persons and Principal Holders of
     Securities...............................    Officers and Trustees
16.  Investment Advisory and Other Services...    Investment Manager and Underwriter;
                                                  Officers and Trustees
17.  Brokerage Allocation and Other
     Practices................................    Portfolio Transactions
18.  Capital Stock and Other Securities.......    Shareholder Rights
19.  Purchase, Redemption and Pricing of
     Securities Being Offered.................    Purchase and Redemption of Shares
20.  Tax Status...............................    Dividends and Taxes
21.  Underwriters.............................    Investment Manager and Underwriter
22.  Calculation of Performance Data..........    Performance
23.  Financial Statements.....................    Financial Statements

                              KEMPER HORIZON FUND
                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 21, 1997


                          KEMPER HORIZON 20+ PORTFOLIO
                          KEMPER HORIZON 10+ PORTFOLIO
                           KEMPER HORIZON 5 PORTFOLIO

               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606

                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the portfolios (the "Portfolios") of the Kemper Horizon Fund (the "Fund"). It should be read in conjunction with the prospectus of the Fund dated November 21, 1997. The prospectus may be obtained without charge from the Fund.

                                ---------------

                               TABLE OF CONTENTS


                                                              Page
                                                              ----
Investment Restrictions.....................................  B-1
Investment Policies and Techniques..........................  B-2
Portfolio Transactions......................................  B-10
Investment Manager and Underwriter..........................  B-11
Purchase and Redemption of Shares...........................  B-16
Dividends and Taxes.........................................  B-17
Performance.................................................  B-18
Officers and Trustees.......................................  B-24
Shareholder Rights..........................................  B-28
Appendix--Ratings of Fixed Income Investments...............  B-29


The financial statements appearing in the Fund's Annual Report to Shareholders are incorporated herein by reference. The Report for the Fund accompanies this document.


KHF-13 11/97                                     (LOGO)printed on recycled paper

INVESTMENT RESTRICTIONS

Each Portfolio has adopted certain fundamental investment restrictions that, together with its investment objective and any fundamental policies, cannot be changed without approval of a majority of the outstanding voting shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.

NO PORTFOLIO MAY, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the its assets would be invested in securities of that issuer.*

(2) Purchase more than 10% of any class of voting securities of any issuer.

(3) Make loans to others provided that it may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not purchase securities or make investments while borrowings are in excess of 5% of its total assets.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number
(4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or maintain a short position for its account unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Portfolio's total assets is held as collateral for such sales at any one time.

(8) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any one industry.*

(9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership interests), although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

(10) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(11) Issue senior securities except as permitted under the Investment Company Act of 1940.

---------------

* For purposes of investment restrictions (1) and (8), to the extent a Portfolio invests in loan participations, the Portfolio, as a non-fundamental policy, considers both the lender and the borrower to be an issuer of such loan participation.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Portfolios did not borrow money as permitted by investment restriction number 4 during the last fiscal period, and have no present intention of borrowing during the current year. Each Portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. No Portfolio may:


(i) Invest for the purpose of exercising control or management of another issuer.



(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by it, (ii) 5% of its total assets would be invested in any one such company, and (iii) 10% of total assets would be invested in such securities.



(iii) Invest more than 15% of its net assets in illiquid securities.



(iv) Write or sell put or call options, combinations thereof or similar options on more than 25% of the its net assets; nor may it purchase put or call options if more than 5% of the its net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.


INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Each Portfolio may engage in options transactions and may engage in financial futures transactions in accordance with its respective investment objectives and policies. Each Portfolio intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

OPTIONS ON SECURITIES. Each Portfolio may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations ("eligible securities") having a value at least equal to the fluctuating market value of the optioned securities. Each Portfolio may write "covered" put options provided that, as long as the Portfolio is obligated as a writer of a put option, the Portfolio will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Portfolio to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Portfolio would like to establish a position in a security upon which call options are available. By purchasing a call option, a Portfolio is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Portfolio is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the eligible securities that have been segregated. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the eligible securities that have been segregated.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Portfolios may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Portfolios have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Portfolios. A brief description of such procedures is set forth below.

A Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Board of Trustees of the Fund. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Portfolio. The investment manager will monitor the credit-worthiness of the approved dealers on an ongoing basis. A Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in illiquid securities, would exceed 15% of the Portfolio's net assets. The "liquidity charge" referred to above is computed as described below.

The Portfolio anticipates entering into agreements with dealers to which a Portfolio sells OTC options. Under these agreements the Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Portfolio to repurchase a specific OTC option written by the Portfolio, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. Each Portfolio may purchase and write, call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Portfolio writes an option on a securities index, it will segregate, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Portfolio may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Portfolios may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Portfolio will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Portfolio enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Portfolio's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Portfolio could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. A Portfolio may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Portfolio would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Portfolio will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

DELAYED DELIVERY TRANSACTIONS. A Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. When a Portfolio enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. A Portfolio generally has the ability to close out or "roll over" a purchase obligation on or before the settlement date, rather than take delivery of the security.

REGULATORY RESTRICTIONS. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a forward currency exchange purchase or a delayed delivery purchase, a Portfolio will maintain in a segregated account cash or liquid securities equal to the value of such contracts. A Portfolio will use cover in connection with selling a futures contract.

A Portfolio will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Portfolio holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Portfolios may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Portfolios may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Portfolio may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Portfolio. A Portfolio will not speculate in foreign currency exchange.

If a Portfolio retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Portfolio may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Portfolio expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Portfolio will not enter into forward contracts or maintain a net exposure in such contracts when the Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. A Portfolio segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Portfolio generally does not enter into a forward contract with a term longer than one year.

REPURCHASE AGREEMENTS. A Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. No Portfolio currently intends to invest more than 5% of its net assets in repurchase agreements during the current year.


SHORT SALES AGAINST-THE-BOX. A Portfolio may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio may engage in such short sales only to the extent that not more than 10% of the Portfolio's total assets (determined at the time of the short sale) is held as collateral for such sales. No Portfolio currently intends, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.


OTHER CONSIDERATIONS--HIGH YIELD (HIGH RISK) BONDS. As reflected in the prospectus, a Portfolio may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies (i.e., junk bonds) or are non-rated. No Portfolio currently intends to invest more than 5% of its net assets in junk bonds. These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

Additional information concerning high yield securities appears under "Appendix--Ratings of Fixed Income Investments."

COLLATERALIZED OBLIGATIONS. Each Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its net assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters as described in the prospectus (the "Investment Techniques--Collateralized Obligations").

Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

In reliance on an interpretation by the SEC, a Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

ZERO COUPON GOVERNMENT SECURITIES. Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 5% of its net assets in zero coupon U.S. Government securities during the current year.

PORTFOLIO TRANSACTIONS


Zurich Kemper Investments, Inc. ("ZKI") and its affiliates furnish investment management services for the Kemper Funds, Zurich Money Funds and other clients including affiliated insurance companies. Zurich Investment Management Limited ("ZIML") and Zurich Kemper Value Advisors, Inc. ("ZKVA") are sub-advisers for the Fund. ZKI and its affiliates may share some common research and trading facilities. At times investment decisions may be made to purchase or sell the same investment securities for a Portfolio and for one or more of the other clients managed by ZKI or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.


National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options a Portfolio will be able to write on a particular security.


The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or futures contracts available to a Portfolio. On the other hand, the ability of a Portfolio to participate in volume transactions may produce better executions for a Portfolio in some cases. The Board of Trustees of the Fund believes that the benefits of ZKI's, ZIML's and ZKVA's organizations outweigh any limitations that may arise from simultaneous transactions or position limitations.



ZKI, ZIML and ZKVA, in effecting purchases and sales of portfolio securities for the account of each Portfolio, will implement the Fund's policy of seeking best execution of orders. ZKI, ZIML and ZKVA may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Portfolio and ZKI and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of ZKI and its affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, ZKI, ZIML and ZKVA may give consideration to those firms that have sold or are selling shares of the Fund and of other funds managed by ZKI or its affiliates, as well as to those firms that provide market, statistical and other research information to a Portfolio and ZKI and its affiliates; although ZKI, ZIML and ZKVA are not authorized to pay higher commissions to firms that provide such services, except as described below.



ZKI, ZIML and ZKVA may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of the products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by ZKI or one of its affiliates in cash. Subject to Section 28(e) and procedures adopted by the Board of Trustees, a Portfolio could pay a firm that provides research services a commission for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if ZKI, ZIML and ZKVA determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or ZKI's, ZIML's and ZKVA's overall responsibilities to the Portfolio and other clients. Not all of such research services may be useful or of value in advising a particular Portfolio. Research benefits will be available for all clients of ZKI and its affiliates. The investment management fee paid by a Portfolio to ZKI is not reduced because these research services are received.

The table below shows total brokerage commissions paid by each Portfolio for the fiscal year ended July 31, 1997, for the period December 29, 1995 (commencement of operations) to July 31, 1996 and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.



                                                                       ALLOCATED TO FIRMS
                                                                            BASED ON        DECEMBER 29, 1995
                                                                          RESEARCH IN               TO
                       PORTFOLIO                         FISCAL 1997      FISCAL 1997         JULY 31, 1996
                       ---------                         -----------   ------------------   -----------------
Horizon 20+............................................   $137,000            86%                $54,000
Horizon 10+............................................   $104,000            84%                $40,000
Horizon 5..............................................   $ 43,000            86%                $15,000


INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. ZKI, 222 South Riverside Plaza, Chicago, Illinois 60606, is the Fund's investment manager. ZKI is wholly owned by ZKI Holding Corp. ZKI Holding Corp. is a more than 90% owned subsidiary of Zurich Holding Company of America, Inc., which is a wholly owned subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. Pursuant to an investment management agreement, ZKI acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are officers or employees of ZKI), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Zurich Kemper Distributors, Inc. ("ZKDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.


The investment management agreement provides that ZKI shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.


The Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The Fund's investment management agreement may be terminated at any time for a Portfolio upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment. If additional Portfolios become subject to the investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio-by-Portfolio basis. Additional Portfolios may be subject to a different agreement.

ZKI is paid an investment management fee, monthly, by each Portfolio, at the annual rates shown below.

                                                              MANAGEMENT FEE
          AVERAGE DAILY NET ASSETS OF A PORTFOLIO                 RATES
          ---------------------------------------             --------------
$0 - $250 million...........................................       .58%
$250 million - $1 billion...................................       .55
$1 billion - $2.5 billion...................................       .53
$2.5 billion - $5 billion...................................       .51
$5 billion - $7.5 billion...................................       .48
$7.5 billion - $10 billion..................................       .46
$10 billion - $12.5 billion.................................       .44
Over $12.5 billion..........................................       .42


The table below shows investment management fees paid by each Portfolio for the fiscal year ended July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996.



                                                                               DECEMBER 29, 1995
                                                                                       TO
                         PORTFOLIO                              FISCAL 1997      JULY 31, 1996
                         ---------                              -----------    ------------------
Horizon 20+.................................................     $225,000            26,000
Horizon 10+.................................................     $234,000            27,000
Horizon 5...................................................     $130,000            16,000



FUND SUB-ADVISERS. ZKVA, 280 Park Avenue, 40th Floor, New York, New York 10017, is the sub-adviser for the value portion of each Portfolio. ZKVA is a wholly owned subsidiary of ZKI. ZKVA acts as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and ZKI.



Under the terms of the Sub-Advisory Agreement, ZKVA will manage the value portion of each Portfolio and will provide such investment advice, research and assistance as ZKI may, from time to time, reasonably request. ZKVA may, under the terms of the Sub-Advisory Agreement, render similar services to others including other investment companies. For its services, ZKVA will receive from ZKI a monthly fee at the annual rate of .25% of the portion of the average daily net assets of each Portfolio allocated by ZKI to ZKVA for management. ZKVA permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.



The Sub-Advisory Agreement provides that ZKVA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKVA in the performance of its duties or from reckless disregard by ZKVA of its obligations and duties under the Sub-Advisory Agreement.



The Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The Sub-Advisory Agreement may be terminated at any time for a Portfolio upon 60 days notice by ZKI, ZKVA or the Board of Trustees, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If additional Portfolios become subject to the Sub-Advisory Agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio-by-Portfolio basis. Additional Portfolios may be subject to a different agreement.

The table below shows sub-adviser fees paid by ZKI to ZKVA with respect to each Portfolio for the fiscal year ended July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996.



                                                                               DECEMBER 29, 1995
                                                                                      TO
                         PORTFOLIO                              FISCAL 1997      JULY 31, 1996
                         ---------                              -----------    -----------------
Horizon 20+.................................................      $24,000            1,000
Horizon 10+.................................................      $19,000            1,000
Horizon 5...................................................      $ 7,000                0



ZIML, 1 South Place, London, U.K. EC2M 2ZS, an indirect subsidiary of Zurich Insurance Company, is the sub-adviser for the foreign securities portion of each Portfolio. ZIML acts as a sub-adviser for the Fund pursuant to the terms of a Sub-Advisory Agreement between it and ZKI.



Under the terms of the Sub-Advisory Agreement, ZIML renders investment advisory and management services with regard to such portion of the Fund's Portfolios as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. ZIML may, under the terms of the Sub-Advisory Agreement, render similar services to others including other investment companies. For its services, ZIML will receive from ZKI a monthly fee at the annual rate of .35% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management. ZIML permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.



The Sub-Advisory Agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the Sub-Advisory Agreement.



The Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The Sub-Advisory Agreement may be terminated at any time for the Fund upon 60 days notice by ZKI, ZIML or the Board of Trustees, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If additional Portfolios become subject to the Sub-Advisory Agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio-by-Portfolio basis. Additional Portfolios may be subject to a different agreement.



The table below shows sub-adviser fees paid by ZKI to ZIML with respect to each Portfolio for the fiscal year ended July 31, 1997.



                         PORTFOLIO                              FISCAL 1997
                         ---------                              -----------
Horizon 20+.................................................      $26,000
Horizon 10+.................................................      $20,000
Horizon 5...................................................      $ 8,000



PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Zurich Kemper Distributors, Inc. ("ZKDI"), a wholly-owned subsidiary of ZKI, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. ZKDI bears all its expenses of providing services pursuant to the distribution agreements, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and ZKDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. ZKDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class or a Portfolio at any time without penalty by the Fund or by ZKDI upon 60 days' notice. Termination by the Fund with respect to a class or a Portfolio may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class or the Portfolio, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by the Portfolio with respect to such class without approval by a majority of the outstanding voting securities of such class of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Portfolio-by-Portfolio basis and for the Portfolio on a class by class basis.



CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of each Portfolio's Class A shares for the fiscal year ended July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996.



                                                COMMISSIONS RETAINED    COMMISSIONS ZKDI      COMMISSIONS PAID TO
              PORTFOLIO                 YEAR          BY ZKDI           PAID TO ALL FIRMS    ZKDI AFFILIATED FIRMS
              ---------                 ----    --------------------    -----------------    ---------------------
Horizon 20+...........................  1997          $23,000                198,000                     0
                                        1996          $ 7,000                160,000                16,000
Horizon 10+...........................  1997          $31,000                219,000                     0
                                        1996          $14,000                235,000                21,000
Horizon 5.............................  1997          $20,000                127,000                     0
                                        1996          $ 7,000                154,000                10,000



CLASS B SHARES AND CLASS C SHARES. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by ZKDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan") is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. Expenses of the Portfolios and of ZKDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the fiscal year ended July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996 are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.


                                                                            TOTAL
                                          DISTRIBUTION    CONTINGENT     COMMISSIONS     COMMISSIONS
                                           FEES PAID       DEFERRED        PAID BY         PAID BY
                                            BY FUND      SALES CHARGES      ZKDI           ZKDI TO
    PORTFOLIO CLASS B SHARES       YEAR     TO ZKDI         TO ZKDI       TO FIRMS     AFFILIATED FIRMS
    ------------------------       ----   ------------   -------------   -----------   ----------------
Horizon 20+......................  1997     $148,000        20,000         565,000               0
                                   1996     $ 16,000         3,000         270,000          32,000
Horizon 10+......................  1997     $141,000        19,000         490,000               0
                                   1996     $ 17,000         1,000         261,000          32,000
Horizon 5........................  1997     $ 90,000        14,000         264,000               0
                                   1996     $ 11,000         6,000         186,000          15,000

                                                   OTHER DISTRIBUTION EXPENSES PAID BY ZKDI
                                          -----------------------------------------------------------
                                          ADVERTISING                MARKETING     MIS.
                                              AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
    PORTFOLIO CLASS B SHARES       YEAR   LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSE
    ------------------------       ----   -----------   ----------   ---------   ---------   --------
Horizon 20+......................  1997     106,000       8,000       260,000     43,000      80,000
                                   1996      37,000       2,000        79,000     12,000       9,000
Horizon 10+......................  1997      90,000       6,000       223,000     38,000      75,000
                                   1996      36,000       2,000        76,000     12,000       8,000
Horizon 5........................  1997      50,000       4,000       122,000     29,000      49,000
                                   1996      28,000       2,000        57,000     10,000       6,000

                                                          CONTINGENT        TOTAL
                                          DISTRIBUTION     DEFERRED      DISTRIBUTION     DISTRIBUTION
                                           FEES PAID         SALES       FEES PAID BY     FEES PAID BY
                                            BY FUND         CHARGES          ZKDI           ZKDI TO
    PORTFOLIO CLASS C SHARES       YEAR     TO ZKDI         TO ZKDI        TO FIRMS     AFFILIATED FIRMS
    ------------------------       ----   ------------   -------------   ------------   ----------------
Horizon 20+......................  1997     $ 17,000             0           22,000               0
                                   1996     $  2,000             0            5,000               0
Horizon 10+......................  1997     $ 27,000         4,000           24,000               0
                                   1996     $  2,000             0            5,000               0
Horizon 5........................  1997     $ 14,000         1,000           15,000               0
                                   1996     $  1,000             0            4,000               0

                                                  OTHER DISTRIBUTION EXPENSES PAID BY ZKDI
                                         -----------------------------------------------------------
                                         ADVERTISING                MARKETING     MIS.
                                             AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
    PORTFOLIO CLASS C SHARES       YEAR  LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSE
    ------------------------       ----  -----------   ----------   ---------   ---------   --------
Horizon 20+......................  1997     18,000       1,000        44,000     15,000       5,000
                                   1996      5,000           0         9,000      2,000           0
Horizon 10+......................  1997     24,000       2,000        58,000     16,000       6,000
                                   1996      5,000           0        10,000      1,000           0
Horizon 5........................  1997     12,000       1,000        28,000     14,000       4,000
                                   1996      4,000           0         8,000      1,000           0



ADMINISTRATIVE SERVICES. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with ZKDI. ZKDI bears all its expenses of providing services pursuant to the administrative agreement between ZKDI and the Fund, including the payment of service fees. Each Portfolio pays ZKDI an administrative services fee, payable monthly, at an annual rate of up to .25% of average daily net assets of the Class A, B and C shares of the Portfolio.



ZKDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. For Class A shares, ZKDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of the net assets in each Portfolio account that it maintains and services attributable to Class A shares, commencing with the month after investment. For Class B and Class C shares, ZKDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by ZKDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with ZKDI.



The following information concerns the administrative services fee paid by each Portfolio for the fiscal year ended July 31, 1997 and the period December 29, 1995 (commencement of operations) to July 31, 1996.



                                           ADMINISTRATIVE SERVICE FEES
                                                  PAID BY FUND           SERVICE FEES      SERVICE FEES
                                           ---------------------------   PAID BY ZKDI      PAID BY ZKDI
            PORTFOLIO               YEAR   CLASS A   CLASS B   CLASS C     TO FIRMS     TO AFFILIATED FIRMS
            ---------               ----   -------   -------   -------   ------------   -------------------
Horizon 20+......................   1997   $34,000   49,000     5,000       96,000                 0
                                    1996   $ 4,000    5,000     1,000       25,000             3,000
Horizon 10+......................   1997   $40,000   47,000     9,000      100,000                 0
                                    1996   $ 4,000    6,000     1,000       26,000             3,000
Horizon 5........................   1997   $19,000   30,000     5,000       57,000                 0
                                    1996   $ 2,000    4,000         0       17,000             1,000



ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Portfolio. Currently, the administrative services fee payable to ZKDI is based only upon Portfolio assets in accounts for which a firm provides administrative services and it is intended that ZKDI will pay all the administrative services fee that it receives from a Portfolio to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Portfolio while this procedure is in effect will depend upon the proportion of Portfolio assets that is in accounts for which a firm of record provides administrative services. The Board of Trustees, in its discretion, may approve basing the fee to ZKDI on all Portfolio assets in the future.



Certain trustees or officers of the Fund are also directors or officers of ZKI, ZKVA or ZKDI as indicated under "Officers and Trustees."



CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Portfolio. IFTC is also the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to ZKSC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Portfolios.



The following shows for each Portfolio, for the fiscal year ended July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996, the shareholder service fees IFTC remitted to ZKSC.



                                                                                DECEMBER 29, 1995
                                                                                       TO
                                                                FISCAL 1997       JULY 31, 1996
                                                                 FEES IFTC          FEES IFTC
                         PORTFOLIO                              PAID TO ZKSC      PAID TO ZKSC
                         ---------                              ------------    -----------------
Horizon 20+.................................................      $224,000           20,000
Horizon 10+.................................................      $179,000           12,000
Horizon 5...................................................      $ 65,000            5,000


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.


PURCHASE AND REDEMPTION OF SHARES

As described in the Fund's prospectus, shares of a Portfolio are sold at their public offering price, which is the net asset value per share of the Portfolio next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Portfolio will be redeemed by the Fund at the applicable net asset value per share of such Portfolio as described in the Fund's prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus is provided because of anticipated economies in sales and sales related efforts.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of a Portfolio's net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in a Portfolio's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for the Horizon 10+ Portfolio and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of a Portfolio's net investment income and net short-term and long-term capital gains as the Board of Trustees determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of a Portfolio's net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Portfolio paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


TAXES. Each Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, a Portfolio will not be liable for federal income taxes to the extent its earnings are distributed. One of the Subchapter M requirements to be satisfied is that less than 30% of a Portfolio's gross income during its fiscal year must be derived from gains (not reduced by losses) from the sale or other disposition of securities and certain other investments held for less than three months. A Portfolio may be limited in its options, futures and foreign currency transactions in order to prevent recognition of such gains.


A Portfolio's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Portfolio's securities.

The mark-to-market rules of the Code may require a Portfolio to recognize unrealized gains and losses on certain options and futures held by the Portfolio at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under
Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio had unrealized gains in offsetting positions at year end.


Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Portfolio sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid on behalf of the Portfolio will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Portfolio's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Fund intends to declare or distribute dividends of the Portfolios during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Portfolio will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Portfolio shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Portfolio or other Kemper Mutual Fund listed in the prospectus under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Portfolio or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Portfolio's shares and reinvests in shares of the same Portfolio 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Portfolio's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Portfolio's investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Portfolio's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, each Portfolio's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class of each Portfolio.

Each Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Portfolio for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Portfolio's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Portfolio's total return is not subject to a standardized formula, except when calculated for purposes of the Portfolio's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in a Portfolio's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charges were included.

A Portfolio's performance figures are based upon historical results and are not representative of future performance. Each Portfolio's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Returns and net asset value will fluctuate. Factors affecting each Portfolio's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Portfolio are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for various periods. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.


                          HORIZON 20+ -- JULY 31, 1997



                                 INITIAL     CAPITAL GAIN     INCOME       ENDING     PERCENTAGE      ENDING       PERCENTAGE
            TOTAL                $10,000        INCOME      DIVIDENDS      VALUE       INCREASE       VALUE         INCREASE
            RETURN              INVESTMENT    DIVIDENDS     REINVESTED   (ADJUSTED)   (ADJUSTED)   (UNADJUSTED)   (UNADJUSTED)
            TABLE                  (1)        REINVESTED       (2)          (1)          (1)           (1)            (1)
------------------------------  ----------   ------------   ----------   ----------   ----------   ------------   ------------
                                                        CLASS A SHARES
Life of Fund(+)                  $12,788          $0           $124       $12,912        29.1%       $13,700         37.0%
One Year                         $12,502          $0           $122       $12,624        26.2%       $13,390         33.9%
                                                        CLASS B SHARES
Life of Fund(+)                  $13,463          $0           $ 48       $13,211        32.1%       $13,511         35.1%
One Year                         $13,254          $0           $ 47       $13,001        30.0%       $13,301         33.0%
                                                        CLASS C SHARES
Life of Fund(+)                  $13,474          $0           $ 44            NA           NA       $13,518         35.2%
One Year                         $13,237          $0           $ 43            NA           NA       $13,280         32.8%

                                                                    LEHMAN
                                DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
            TOTAL               INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
            RETURN               AVERAGE       500       INDEX      INDEX       BILL
            TABLE                  (3)         (4)        (5)        (6)        (7)
------------------------------  ----------   --------   --------   --------   --------

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%



           AVERAGE                                                                                LEHMAN
            ANNUAL                                            DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
            TOTAL                FUND      FUND      FUND     INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
            RETURN              CLASS A   CLASS B   CLASS C    AVERAGE       500       INDEX      INDEX       BILL
            TABLE               SHARES    SHARES    SHARES       (3)         (4)        (5)        (6)        (7)
------------------------------  -------   -------   -------   ----------   --------   --------   --------   --------
Life of Fund(+)                  17.4%     19.1%     20.9%       37.8%      34.6%       2.8%        5.6%      6.6%
One Year                         26.2%     30.0%     32.8%       51.8%      52.1%       2.2%       10.8%      5.2%


---------------
(+) Since December 29, 1995.

                          HORIZON 10+ -- JULY 31, 1997



                                 INITIAL     CAPITAL GAIN     INCOME       ENDING     PERCENTAGE      ENDING       PERCENTAGE
            TOTAL                $10,000        INCOME      DIVIDENDS      VALUE       INCREASE       VALUE         INCREASE
            RETURN              INVESTMENT    DIVIDENDS     REINVESTED   (ADJUSTED)   (ADJUSTED)   (UNADJUSTED)   (UNADJUSTED)
            TABLE                  (1)        REINVESTED       (2)          (1)          (1)           (1)            (1)
------------------------------  ----------   ------------   ----------   ----------   ----------   ------------   ------------
                                                        CLASS A SHARES
Life of Fund(+)                  $11,915          $0           $299       $12,214       22.1%        $12,960         29.6%
One Year                         $11,786          $0           $219       $12,005       20.1%        $12,743         27.4%
                                                        CLASS B SHARES
Life of Fund(+)                  $12,631          $0           $165       $12,496       25.0%        $12,796         28.0%
One Year                         $12,500          $0           $125       $12,325       23.3%        $12,625         26.3%
                                                        CLASS C SHARES
Life of Fund(+)                  $12,611          $0           $161            NA          NA        $12,772         27.7%
One Year                         $12,479          $0           $118            NA          NA        $12,597         26.0%

                                                                    LEHMAN
                                DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
            TOTAL               INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
            RETURN               AVERAGE       500       INDEX      INDEX       BILL
            TABLE                  (3)         (4)        (5)        (6)        (7)
------------------------------  ----------   --------   --------   --------   --------

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%



    AVERAGE                                                                         LEHMAN
     ANNUAL                                     DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
     TOTAL         FUND      FUND      FUND     INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
     RETURN       CLASS A   CLASS B   CLASS C    AVERAGE       500       INDEX      INDEX       BILL
     TABLE        SHARES    SHARES    SHARES       (3)         (4)        (5)        (6)        (7)
----------------  -------   -------   -------   ----------   --------   --------   --------   --------
Life of Fund(+)    13.4%     15.0%     16.6%       37.8%      34.6%       2.8%        5.6%      6.6%
One Year           20.1%     23.3%     26.0%       51.8%      52.1%       2.2%       10.8%      5.2%


---------------
(+) Since December 29, 1995.

                           HORIZON 5 -- JULY 31, 1997



                           INITIAL     CAPITAL GAIN     INCOME       ENDING     PERCENTAGE      ENDING       PERCENTAGE
          TOTAL            $10,000        INCOME      DIVIDENDS      VALUE       INCREASE       VALUE         INCREASE
         RETURN           INVESTMENT    DIVIDENDS     REINVESTED   (ADJUSTED)   (ADJUSTED)   (UNADJUSTED)   (UNADJUSTED)
          TABLE              (1)        REINVESTED       (2)          (1)          (1)           (1)            (1)
------------------------- ----------   ------------   ----------   ----------   ----------   ------------   ------------
                                                     CLASS A SHARES
Life of Fund(+)            $10,972          $0           $452       $11,424        14.2%       $12,122         21.2%
One Year                   $10,897          $0           $325       $11,222        12.2%       $11,902         19.0%
                                                     CLASS B SHARES
Life of Fund(+)            $11,642          $0           $343       $11,685        16.9%       $11,985         19.9%
One Year                   $11,557          $0           $258       $11,515        15.2%       $11,815         18.2%
                                                     CLASS C SHARES
Life of Fund(+)            $11,652          $0           $332            NA           NA       $11,984         19.8%
One Year                   $11,568          $0           $245            NA           NA       $11,813         18.1%

                                                               LEHMAN
                           DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
          TOTAL            INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
         RETURN             AVERAGE       500       INDEX      INDEX       BILL
          TABLE               (3)         (4)        (5)        (6)        (7)
-------------------------  ----------   --------   --------   --------   --------

Life of Fund(+)               66.5%      60.4%       4.6%        9.0%     10.7%
One Year                      51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)               66.5%      60.4%       4.6%        9.0%     10.7%
One Year                      51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)               66.5%      60.4%       4.6%        9.0%     10.7%
One Year                      51.8%      52.1%       2.2%       10.8%      5.2%



    AVERAGE                                                                         LEHMAN
     ANNUAL                                     DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
     TOTAL         FUND      FUND      FUND     INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
     RETURN       CLASS A   CLASS B   CLASS C    AVERAGE       500       INDEX      INDEX       BILL
     TABLE        SHARES    SHARES    SHARES       (3)         (4)        (5)        (6)        (7)
----------------  -------   -------   -------   ----------   --------   --------   --------   --------
Life of Fund(+)     8.7%     10.3%     12.1%       37.8%      34.6%       2.8%        5.6%      6.6%
One Year           12.2%     15.2%     18.1%       51.8%      52.1%       2.2%       10.8%      5.2%


---------------
(+) Since December 29, 1995.

                            FOOTNOTES FOR ALL FUNDS

(1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B and Class C shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently; see "Redemption or Repurchase of Shares" in the prospectus.
(2) Includes short-term capital gain dividends, if any.
(3) The Dow Jones Industrial Average is an unmanaged weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
(4) The Standard & Poor's 500 Stock Index is an unmanaged unweighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
(5) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.
(6) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year to maturity are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc., BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service. This index is unmanaged. Source is Towers Data Systems.
(7) The U.S. Treasury Bill Index is an unmanaged index based on the average monthly yield of Treasury Bills maturing in 6 months. Source is Towers Data Systems.

The following tables illustrate an assumed $10,000 investment in Class A shares of each Portfolio, which includes the current maximum sales charge of 5.75%, with income and capital gain dividends reinvested in additional shares. Each table covers the period from December 29, 1995 (commencement of operations of the Fund) to July 31, 1997.



                             HORIZON 20+ (12/29/95)



                 DIVIDENDS                CUMULATIVE VALUE OF SHARES ACQUIRED
          ------------------------   ----------------------------------------------
                          ANNUAL
            ANNUAL       CAPITAL                               REINVESTED
  YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
  ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
  7/31    REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
  -----   -----------   ----------   ----------   ----------   ----------   -------
  1996        $0            $0        $ 9,643        $  0          $0       $ 9,643
  1997        $0            $0        $12,788        $124          $0       $12,912



                             HORIZON 10+ (12/29/95)



                 DIVIDENDS                CUMULATIVE VALUE OF SHARES ACQUIRED
          ------------------------   ----------------------------------------------
                          ANNUAL
            ANNUAL       CAPITAL                               REINVESTED
  YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
  ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
  7/31    REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
  -----   -----------   ----------   ----------   ----------   ----------   -------
  1996        $63           $0        $ 9,524        $ 61          $0       $ 9,585
  1997        $81           $0        $11,915        $299          $0       $12,214



                              HORIZON 5 (12/29/95)



                 DIVIDENDS                CUMULATIVE VALUE OF SHARES ACQUIRED
          ------------------------   ----------------------------------------------
                          ANNUAL
            ANNUAL       CAPITAL                               REINVESTED
  YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
  ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
  7/31    REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
  -----   -----------   ----------   ----------   ----------   ----------   -------
  1996       $106           $0        $ 9,494        $104          $0       $ 9,598
  1997       $143           $0        $10,972        $452          $0       $11,424


---------------

* Includes short-term capital gain gain dividends.

Investors may want to compare the performance of a Portfolio to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Portfolio to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Portfolio to the performance of two indexes, such as, in the case of the Horizon 10+ Portfolio, a hypothetical portfolio weighted 60% in the Standard & Poor's 500 Stock Index (an unmanaged index generally representative of the U.S. stock market) and 40% in the Lehman Brothers Government/Corporate Bond Index (an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities). For the percentage of a Portfolio's assets invested in each type of security, see "Investment Objectives, Policies and Risk Factors" in the Prospectus.

Investors may want to compare the performance of a Portfolio to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.


The following tables compare the performance of the Class A shares of each Portfolio over various periods with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.



HORIZON 20+ A SHARES



                                                                  LIPPER
                                                                PERFORMANCE
                                                                 ANALYSIS
                                                                -----------
                                                                 FLEXIBLE
                                                                 PORTFOLIO
                                                                   FUNDS
                                                                 ---------
One year (period ended 7/31/97).............................     47 of 204



HORIZON 10+ A SHARES



                                                                  LIPPER
                                                                PERFORMANCE
                                                                 ANALYSIS
                                                                -----------
                                                                 BALANCED
                                                                 PORTFOLIO
                                                                   FUNDS
                                                                 ---------
One year (period ended 7/31/97).............................    222 of 317



HORIZON 5 A SHARES



                                                                  LIPPER
                                                                PERFORMANCE
                                                                 ANALYSIS
                                                                -----------
                                                                  INCOME
                                                                 PORTFOLIO
                                                                   FUNDS
                                                                 ---------
One year (period ended 7/31/97).............................     26 of 53

OFFICERS AND TRUSTEES


The officers and trustees of the Fund, their birthdates, their principal occupations and their affiliations, if any, with ZKI, the investment manager, ZKVA, a sub-adviser, and ZKDI, the principal underwriter, are as follows (The number following each person's title is the number of investment companies managed by ZKI and its affiliates for which he or she holds similar positions):



JAMES E. AKINS (10/15/26), Trustee (13), 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer, Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-76.



ARTHUR R. GOTTSCHALK (2/13/25), Trustee (13), 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelly Corp.



FREDERICK T. KELSEY (4/25/27), Trustee (13), 738 York Court, Northbrook, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds; Trustee of the Pilot Funds (through 1997).



FRED B. RENWICK (2/1/30), Trustee (13), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Investment Program, Inc.; Director, the Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church of America.



*STEPHEN B. TIMBERS (8/8/44), President and Trustee (39), 222 South Riverside Plaza, Chicago, Illinois; President, Chief Executive Officer, Chief Investment Officer and Director, ZKI; Director, ZKDI, ZKVA and LTV Corporation; formerly, President and Chief Operating Officer of Kemper Corporation.


JOHN B. TINGLEFF (5/4/35), Trustee (13), 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.


JOHN G. WEITHERS (8/8/33), Trustee (13), 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University; Director, Systems Imagineering, Inc.



*DANIEL J. BUKOWSKI (05/06/63), Vice President (3), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Director of Quantitative Research, ZKI.



WILLIAM M. KNAPP (4/23/61), Vice President (2), 222 South Riverside Plaza, Chicago, Illinois; First Vice President, ZKI.



*CHARLES R. MANZONI, JR. (1/23/47), Vice President (39), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, Secretary and General Counsel of ZKI; Secretary, ZKI Holding Corp.; Secretary, ZKI Agency, Inc.; formerly, Partner, Gardner Carton & Douglas (attorneys).



*JOHN E. NEAL (3/9/50), Vice President (39), 222 South Riverside Plaza, Chicago, Illinois; President, Kemper Funds Group, a unit of ZKI; Director, ZKI, ZKVA and ZKDI.



*STEVEN H. REYNOLDS (9/11/43), Vice President (13), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President and Chief Investment
Officer--Equities, ZKI.



*JEROME L. DUFFY (6/29/36), Treasurer (39), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.



*PHILIP J. COLLORA (11/15/45), Vice President and Secretary (39), 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, ZKI.

*ELIZABETH C. WERTH (10/1/47), Assistant Secretary (30), 222 South Riverside Plaza, Chicago, Illinois; Vice President, ZKI; Vice President and Director of State Registrations, ZKDI.

---------------
* "Interested persons" as defined in the Investment Company Act of 1940.


The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts estimated to be paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1997 fiscal year and the total compensation that the Kemper funds paid to such trustees during the calendar year 1996.



                                                                                 TOTAL
                                                                              COMPENSATION
                                                                                 KEMPER
                                                               AGGREGATE       FUNDS PAID
                                                              COMPENSATION      TO BOARD
                    NAME OF BOARD MEMBER                       FROM FUND       MEMBERS(2)
                    --------------------                      ------------    ------------
James E. Akins..............................................     $4,500         $ 94,300
Arthur R. Gottschalk(1).....................................     $4,900         $102,700
Frederick T. Kelsey(1)......................................     $4,900         $106,800
Fred B. Renwick.............................................     $4,500         $ 94,300
John B. Tingleff............................................     $4,500         $ 94,300
John G. Weithers............................................     $4,500         $ 94,300


---------------

(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and prior fiscal years for this Fund are $3,700 for Mr. Gottschalk.



(2)Includes compensation for service on the Boards of 13 Kemper funds, with 36 fund portfolios. Each trustee currently serves as a board member of 13 Kemper Funds with 39 fund portfolios.



As of October 29, 1997, the officers and directors of the Fund as a group owned less than 1% of each Portfolio.


PRINCIPAL HOLDERS OF SECURITIES


As of October 29, 1997 the following owned of record more than 5% of the outstanding stock of the Portfolios as set forth below.


                                  HORIZON 20+


                            NAME & ADDRESS                              CLASS         PERCENTAGE
                            --------------                              -----         ----------
 **  ZKI Retirement Plans........................................         I               100
     222 South Riverside Plaza
     Chicago, IL 60606

                                  HORIZON 10+


                            NAME & ADDRESS                              CLASS         PERCENTAGE
                            --------------                              -----         ----------
 **  Lees Summit Clinic P/S......................................         A              5.41
     Lees Summit Clinic Trustee
     FBO Herbert A. Dempsey
     806 NE Chestnut Street
     Lees Summit, MO 64086
 **  NFSC........................................................         B              7.37
     200 Liberty Street
     NY, NY 10281
 **  MLPF&S......................................................         C              5.41
     Attn Fund Administration
     4800 Deer Lake Drive East
     3rd Floor
     Jacksonville, FL 32246
 **  ZKI Retirement Plans........................................         I               100
     222 South Riverside Plaza
     Chicago, IL 60606

                                   HORIZON 5


                            NAME & ADDRESS                              CLASS         PERCENTAGE
                            --------------                              -----         ----------
 **  NFSC........................................................         A              5.02
     200 Liberty Street
     NY, NY 10281
 **  NFSC........................................................         B              5.68
     200 Liberty Street
     NY, NY 10281
 **  Transcorp Cust..............................................         B              7.37
     Attn Mutual Funds
     P.O. Box 535
     Englewood, CO 80155
 **  IFTC........................................................         C              7.92
     801 Pennsylvania Avenue
     Kansas City, MO 64105
  *  Rogers Petroleum Company....................................         C              8.57
     8511 141st Street Court W
     Saint Paul, MN 55124
 **  Dodge Warren & Peters Inc 401K..............................         C             11.93
     Warren, Dodge & Collinge Trustees
     FBO Neil S. Dodge
     3625 Del Amo Boulevard
     Suite 300
     Torrance, CA 90503
 **  ZKI Retirements Plans.......................................         I               100
     222 South Riverside Plaza
     Chicago, IL 60606


---------------
 * Record and beneficial owner.
** Record owner only.

SHAREHOLDER RIGHTS

The Fund generally is not required to hold meetings of the shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund, a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares of the Fund at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders was represented on its scheduled date. Shareholders would in such a case be permitted to take action that does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters that under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by ZKI remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

APPENDIX--RATINGS OF FIXED INCOME INVESTMENTS

STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Moody's Investors Service, Inc. Bond Ratings.

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.

BB. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B. Bonds rated B are considered highly speculative. While these bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC. Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C. Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD AND D. Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

DUFF & PHELPS RATING CO. BOND RATINGS

AAA. Bonds rated AAA have the highest rating assigned to a debt obligation. They are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA. Bonds rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A. Bonds rated A have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB. Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. They have considerable volatility in risk during economic cycles.

BB. Bonds rated BB are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B. Bonds rated B are below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC. Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

D. Bonds rated D are in default. The issuer failed to meet scheduled principal and/or principal payments.

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON 20+ PORTFOLIO

Portfolio of Investments at July 31, 1997

(DOLLARS IN THOUSANDS)

U.S. GOVERNMENT AND                                                    COUPON                         PRINCIPAL
CORPORATE OBLIGATIONS                              TYPE                RATE           MATURITY         AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                                      Notes               9.125%           1999           $  700         $   740
SECURITIES--17.2%
                                                                        8.875           1999              500             523
                                                                        8.00            1999            1,680           1,752
                                                                        7.50            1999              240             249
                                                                        8.875           2000            2,370           2,557
                                                                        8.50            2000            1,645           1,749
                                                                        6.75            2000              445             456
                                                                        8.00            2001              800             858
                                                                        6.625           2001            1,715           1,761
                                                                        6.25            2001              125             127
                                                   --------------------------------------------------------------------------
                                                                                                                       10,772
-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED                                    FHLMC                6.50            2014              625             631
SECURITIES--2.5%                                   GNMA                 6.50            2015              975             983
                                                   --------------------------------------------------------------------------
                                                                                                                        1,614
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION--.2%                          Marriott
                                                   International        6.75            2003              110             111
                                                   --------------------------------------------------------------------------
                                                   TOTAL U.S. GOVERNMENT AND
                                                   CORPORATE OBLIGATIONS--19.9%
                                                   (Cost: $12,444)                                                     12,497
                                                   --------------------------------------------------------------------------


                                                                                                         NUMBER OF
            COMMON STOCKS                                                                                 SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--5.5%                             AK Steel Holding Corp.                                  1,200           55
                                                   AMCOL International                                     2,000           36
                                                   Bayer A.G.                                              5,323          224
                                                   Carpenter Technology Corp.                              1,600           76
                                                   Cementos Mexicanos, S.A. de C.V., "B"                  82,600          458
                                                   Champion International Corp.                            2,400          149
                                                   Crown Cork & Seal Co.                                   4,000          202
                                                   Dow Chemical Co.                                        4,100          389
                                                   Eastman Chemical Co.                                    3,200          194
                                                   Ferro Corp.                                             2,400           89
                                                   Georgia-Pacific Corp.                                   1,500          142
                                                (a)Global Industrial Technologies, Inc.                    2,500           47
                                                   Louisana-Pacific Corp.                                  6,600          151
                                                (a)Lydall, Inc.                                            1,800           42
                                                   Myers Industries                                        2,100           37
                                                   Oregon Metallurgical Corp.                              1,400           34
                                                   Rentokil Initial PLC                                   64,904          231
                                                   Rexene Corp.                                            1,000           16
                                                   Sonoco Products Co.                                     8,000          267
                                                   Technip S.A.                                            1,801          227
                                                   Toray Industries                                       29,000          191
                                                   Union Camp Corp.                                        3,500          205
                                                   --------------------------------------------------------------------------
                                                                                                                        3,462
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.8%                                Ball Corp.                                              1,100           33
                                                   Blount, International, "A"                                700           31
                                                   Briggs & Stratton Corp.                                   600           30
                                                   Elcor Corp.                                             1,100           31
                                                   General Electric Co.                                   12,100          849
                                                   Intermet Corp.                                          3,800           64
                                                (a)Littelfuse, Inc.                                        6,500          185
                                                   Mannesmann A.G.                                           197           92
                                                (a)Miller Industries                                       9,900          167

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------
                                         (a)Mueller Industries, Inc.                               400      $    18
                                            Murata Manufacturing                                 5,000          235
                                            Pacific Scientific Co.                               2,700           42
                                         (a)Philip Services Corp.                               12,400          184
                                            Precision Castparts Corp.                            1,100           69
                                            Quanex Corp.                                         1,600           50
                                            Raytheon Co.                                         4,500          251
                                            Simpson Industries                                   2,000           22
                                            Sony Corp.                                           3,800          379
                                            Stewart & Stevenson Services                         2,200           60
                                            Trinity Industries                                   1,000           39
                                         (a)U.S. Filter Corp.                                    8,900          269
                                         (a)United Waste Systems                                 6,800          291
                                            Walbro Corp.                                         1,900           42
                                            Watsco, Inc.                                         5,700          172
                                            Watts Industries, Inc.                               1,700           43
                                            -----------------------------------------------------------------------
                                                                                                              3,648
-------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.7%

                                            American Greetings Corp.                            10,700          358
                                         (a)AutoZone                                             8,000          229
                                            BJ's Wholesale Club                                    900           27
                                            J. Baker, Inc.                                       1,100           10
                                            Brown Group, Inc.                                      800           14
                                            Bulgari Spa                                         34,012          193
                                            Bush Industries                                        700           17
                                         (a)CapStar Hotel Co.                                    4,400          141
                                            Carnival Corp.                                       5,700          240
                                            Carrefour S.A.                                         416          281
                                            Circle K Japan Co., Ltd.                             4,400          258
                                         (a)Consolidated Graphics, Inc.                          4,300          202
                                         (a)Consolidated Stores Corp.                            7,390          297
                                            Walt Disney Co.                                      6,500          525
                                            Finish Line                                          2,000           27
                                            Flowerserve Corp.                                      627           21
                                            Four Seasons Hotels Inc.                             7,100          237
                                         (a)Friedman's Inc.                                      1,300           20
                                            Haggar Apparel Co.                                   3,000           38
                                            Heilig-Meyers                                        2,800           47
                                         (a)Tommy Hilfiger Corp.                                 9,000          401
                                            Home Depot                                           4,300          214
                                            Homebase Inc.                                          900            8
                                            Hudson's Bay Co.                                    15,400          346
                                         (a)Interim Services                                     2,300          105
                                            LIN Television Corp.                                 1,700           82
                                            May Department Stores Co.                            4,000          223
                                            Men's Wearhouse                                      3,800          141
                                         (a)Nautica Enterprises                                  6,300          173
                                            NIKE                                                 6,350          396
                                         (a)Nine West Group                                        800           32
                                         (a)Outdoor Systems Inc.                                 4,575          121
                                            J.C. Penney Co.                                      3,000          176
                                            Royal Caribbean Cruises Ltd.                           600           24
                                            Sears, Roebuck & Co.                                 4,400          279
                                            Springs Industries Inc.                                300           15
                                         (a)U.S. Rentals                                         2,100           61
                                            V.F. Corp.                                             900           81
                                            -----------------------------------------------------------------------
                                                                                                              6,060
-------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.9%
                                            Fleetwood Enterprises                                  800      $    26
                                            Ford Motor Co.                                       7,500          307
                                            Harman International Industries                        700           28
                                            Honda Motor Co., Ltd.                                6,100          204
                                            Leggett & Platt Inc.                                 1,400           64
                                            Magna International Inc., "A"                        2,800          187
                                            Matsushita Electric Industrial Co., Ltd.            11,000          229
                                            Superior Industries International                    5,000          136
                                            ---------------------------------------------------------------------------
                                                                                                              1,181
-----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.0%
                                            Arbor Drugs                                          5,700          140
                                         (a)Boston Chicken                                       1,300           17
                                         (a)Emmis Broadcasting Corp.                             3,200          136
                                            Independent Newspapers PLC                          39,536          240
                                         (a)Insurance Auto Auctions                              4,400           41
                                            Kimberly-Clark de Mexico, S.A. de C.V.              51,000          232
                                            Koninklijke Ahold N.V.                               6,744          195
                                         (a)Lone Star Steakhouse & Saloon                        1,200           28
                                         (a)MSC Industrial Direct                                3,700          160
                                            Newell Co.                                           2,200           92
                                         (a)Performance Food Group                               1,700           41
                                            Philip Morris Companies                             25,350        1,144
                                            Reed International PLC                              16,580          166
                                            UST, Inc.                                           28,200          820
                                            Unilever N.V., ADR                                     900          196
                                         (a)Young Broadcasting Corp.                             3,900          120
                                            ---------------------------------------------------------------------------
                                                                                                              3,768
-----------------------------------------------------------------------------------------------------------------------
ENERGY--4.7%
                                            AMOCO Corp.                                          3,500          329
                                            Atlantic Richfield Co.                               4,200          314
                                            British Petroleum                                   23,672          323
                                            Chevron Corp.                                        3,000          237
                                         (a)Chieftain International Inc.                         1,900           41
                                            Elf Aquitaine                                        2,136          244
                                            Exxon Corp.                                          4,000          257
                                            Giant Industries                                     3,300           57
                                            KCS Energy                                           2,800           61
                                            Kerr-McGee Corp.                                     2,000          125
                                         (a)Nuevo Energy Co.                                       600           26
                                            Petro-Canada                                        10,540          188
                                            Questar Corp.                                        3,000          123
                                         (a)Reading & Bates Corp.                                4,000          133
                                            Royal Dutch Petroleum                                4,394          247
                                         (a)Seitel, Inc.                                         1,000           41
                                         (a)Tesoro Petroleum Corp.                               3,200           50
                                            Texaco                                                 800           93
                                            United Cities Gas Co.                                1,400           33
                                            --------------------------------------------------------------------------
                                                                                                              2,922
----------------------------------------------------------------------------------------------------------------------
FINANCE--16.5%
                                            H.F. Ahmanson & Co.                                  4,500          239
                                            American General Corp.                               2,400          128
                                            American International Group, Inc.                   1,800          192
                                            Astoria Financial Corp.                                700           34
                                            Banc One Corp.                                       4,500          253
                                            Banco Bilbao Vizcaya                                10,416          272
                                            Banco Popular Espanol                                  762          169
                                            Bank of Ireland                                     13,599          166
                                            Bank of New York Co.                                 1,700           83

PORTFOLIO OF INVESTMENTS



(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------
                                         BankAmerica Corp.                                       2,400      $   181
                                         Bankers Trust New York Corp.                            2,000          202
                                         Barnett Banks                                           2,000          114
                                         Bear Stearns Companies                                  5,000          204
                                         CITIC Pacific Ltd.                                     54,000          342
                                         Chase Manhattan Corp.                                   1,600          182
                                         Cheung Kong Holdings Ltd.                              15,000          167
                                         Commercial Federal Corp.                                3,100          124
                                         Compass Bancshares                                        900           32
                                         Crestar Financial Corp.                                 1,400           66
                                         Cullen Frost Bankers                                    1,000           47
                                         Dean Witter Discover                                    4,000          209
                                         Del Webb Corp.                                          3,100           58
                                         Development Bank of Singapore                          17,000          221
                                         Executive Risk                                          3,100          162
                                         Federal Home Loan Mortgage Corp.                       11,200          404
                                         Federal National Mortgage Association                  16,500          781
                                      (a)Financial Federal Corp.                                 7,200          109
                                         First Commerce Corp.                                    1,200           63
                                         First Financial Caribbean Corp.                           600           22
                                         First Financial Corp.                                   1,800           57
                                         First Union Corp.                                       1,000          101
                                         Fleet Financial Group, Inc.                             1,500          102
                                         Fremont General Corp.                                     800           34
                                         General Re Corp.                                        1,500          313
                                         HSBC Holdings PLC, ADR                                  8,498          296
                                         Henderson Land Development                              6,000           59
                                         ING Groep N.V.                                          6,366          310
                                         Imperial Credit Industries                              1,700           40
                                         Integon Corp.                                           2,500           63
                                         Jefferson-Pilot Corp.                                   1,500          107
                                         Kansas City Southern Industries                         1,300           98
                                         KeyCorp                                                 1,300           81
                                         LaSalle Partners                                        2,800           84
                                         Lawyers Title Insurance Corp.                           1,100           24
                                         Long Island Bancorp                                     1,500           61
                                         MGIC Investment Corp.                                   7,800          410
                                         Malayan Banking Berhad                                 11,000          104
                                         Meditrust                                               3,500          140
                                         Mercantile Bancorp                                      1,226           87
                                         Merrill Lynch & Co.                                     2,000          141
                                         NationsBank                                             7,100          505
                                         North Fork Bancorp                                      1,756           45
                                         Norwest Corp.                                           1,200           76
                                         PNC Bank, N.A.                                          3,000          137
                                         PennCorp Financial Group                                  800           30
                                         Post Properties                                         3,500          140
                                         Protective Life Insurance Co.                           3,100          158
                                         Resource Bancshares Mortgage Group                      2,000           37
                                         Safeco Corp.                                            3,000          144
                                         Signet Banking Corp.                                    3,200          173
                                      (a)Southern Pacific Funding Corp.                          2,000           34
                                         T.R. Financial Corp.                                    2,000           54
                                         Texas Regional Bankshares                               1,800           73
                                         United Companies Financial Corp.                        1,200           35
                                         Vedior N.V.                                             5,330          134
                                         Washington Mutual                                       6,000          415
                                         Webster Financial Corp.                                   700           36
                                         Wells Fargo & Co.                                         600          165
                                         --------------------------------------------------------------------------
                                                                                                             10,329

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------
HEALTH CARE--9.6%                     (a)ALZA Corp.                                             10,700      $   346
                                         Abbott Laboratories                                     2,645          173
                                         American Home Products Corp.                            2,100          173
                                         Amgen, Inc.                                             5,400          318
                                      (a)Apria Healthcare Group                                  1,600           27
                                         Astra, A.B., ADR                                       16,800          307
                                         C.R. Bard                                               5,000          188
                                         Baxter International                                    2,500          145
                                      (a)Biogen                                                  9,500          366
                                         Bristol-Myers Squibb Co.                                1,800          141
                                      (a)British Biotech PLC                                    34,970           90
                                      (a)CONMED Corp.                                            1,400           24
                                      (a)Dura Pharmaceuticals                                    2,800          109
                                      (a)Fresenius Medical Care, A.G.                            3,120          208
                                         Glaxo Wellcome PLC
                                         ADR                                                     4,700          200
                                         common                                                 11,003          233
                                      (a)Hanger Orthopedic Group                                 8,500          108
                                      (a)HealthCare COMPARE Corp.                                5,100          291
                                      (a)Healthcare Financial Partners                           5,900          126
                                         Mallinckrodt Group                                      4,200          147
                                         Medtronic, Inc.                                         1,550          135
                                         Merck & Co.                                             3,300          343
                                      (a)National Surgery Centers                                5,000          159
                                         Novartis                                                  167          268
                                      (a)PAREXEL International Corp.                             1,400           54
                                         Roche Holding A.G.                                         22          213
                                      (a)Safeskin Corp.                                          4,700          155
                                      (a)Sofamor-Danek Group                                     4,500          202
                                      (a)Tenet Healthcare Corp.                                  5,500          165
                                         United Healthcare Corp.                                 6,500          370
                                         Zeneca Group PLC                                        6,700          222
                                         --------------------------------------------------------------------------
                                                                                                              6,006
-------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--15.1%                        AMP Inc.                                                7,000          366
                                      (a)Analog Devices                                          2,900           91
                                      (a)Applied Materials, Inc.                                 3,100          285
                                      (a)Ascend Communications, Inc.                             4,900          266
                                      (a)Asyst Technologies, Inc.                                  300           16
                                      (a)Atmel Corp.                                            10,700          365
                                         Belden Inc.                                             5,600          217
                                      (a)Benchmark Electronics                                     700           38
                                      (a)Burr Brown Corp.                                        1,000           35
                                         Canon, Inc.                                             8,000          255
                                      (a)Ceridian Corp.                                          8,400          367
                                      (a)Cisco Systems                                           8,100          644
                                      (a)Compaq Computer Corp.                                  13,500          771
                                      (a)EXAR Corp.                                                800           17
                                         L.M. Ericsson Telephone Co., "B"                        8,375          378
                                      (a)Electroglas                                               500           16
                                         Fuji Photo Film Co., Ltd.                               6,000          252
                                      (a)General Cable Corp.                                     1,300           39
                                         Hewlett-Packard Co.                                     3,000          210
                                         Intel Corp.                                             9,600          881
                                      (a)Jones Intercable Inc.                                   3,800           48
                                      (a)Keane, Inc.                                             2,400          147
                                      (a)Komag, Inc.                                               300            6
                                      (a)Kulicke & Soffa Industries                              2,200           85
                                      (a)Learning Co.                                            1,700           22
                                      (a)MRV Communications                                      3,400          105


PORTFOLIO OF INVESTMENTS



(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------
                                      (a)Microchip Technology                                    4,600      $   171
                                      (a)Novellus Systems                                        2,350          247
                                      (a)Oracle Corp.                                            6,550          357
                                      (a)Parametric Technology Corp.                             4,600          225
                                         Paychex                                                 1,800           73
                                         Pittway Corp.                                           5,100          297
                                      (a)Quantum Corp.                                          10,800          314
                                      (a)Read-Rite Corp.                                         1,300           34
                                         Reynolds & Reynolds Co.                                 1,000           19
                                      (a)Sanmina Corp.                                           1,300           95
                                         Scientific Atlanta                                      3,300           69
                                      (a)Seagate Technology                                      2,000           82
                                      (a)Sun Microsystems                                        8,100          370
                                      (a)3Com Corp.                                              4,700          257
                                      (a)Tech-Sym Corp.                                          1,800           61
                                      (a)Technomatix Technologies                                4,500          148
                                      (a)Tellabs, Inc.                                           2,300          138
                                      (a)Western Digital Corp.                                   8,600          331
                                         Xerox Corp.                                             3,500          288
                                         --------------------------------------------------------------------------
                                                                                                              9,498
-------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.7%                      Airborne Freight Corp.                                  1,000           49
                                      (a)America West Airlines                                   2,100           29
                                         Borg-Warner Automotive, Inc.                              600           33
                                         Canadian National Railway Co.                           3,700          192
                                         Swire Pacific Ltd., "A"                                17,000          161
                                         --------------------------------------------------------------------------
                                                                                                                464
-------------------------------------------------------------------------------------------------------------------
UTILITIES--4.0%                          AT&T                                                    2,800          103
                                         Empresa Nacional de Electricidad S.A.                  10,604          219
                                         Florida Progress Corp.                                  3,500          113
                                         GTE Corp.                                               5,500          256
                                         Southern Co.                                           10,000          219
                                         Telecom Italia Mobile                                  73,079          247
                                         Telefonica de Espana, S.A.                             15,085          405
                                         Telefonica del Peru S.A., ADR                           3,750           93
                                         Veba, A.G.                                              4,055          236
                                      (a)WorldCom, Inc.                                         17,000          594
                                         --------------------------------------------------------------------------
                                                                                                              2,485
                                         --------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--79.5%
                                         (Cost: $40,670)                                                     49,823
                                         --------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.4%
                                         (Cost: $53,114)                                                     62,320
                                         --------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--.6%                           353
                                         --------------------------------------------------------------------------
                                         NET ASSETS--100%                                                   $62,673
                                         --------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $53,114,000 for federal income tax purposes at July 31, 1997, the gross unrealized appreciation was $9,518,000, the gross unrealized depreciation was $312,000 and the net unrealized appreciation on investments was $9,206,000.

See accompanying Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

KEMPER HORIZON 10+ PORTFOLIO

Portfolio of Investments at July 31, 1997

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND                                    COUPON              PRINCIPAL
CORPORATE OBLIGATIONS                      TYPE         RATE    MATURITY    AMOUNT      VALUE
------------------------------------------------------------------------------------------------
U.S. TREASURY                            Notes
SECURITIES--34.0%                                         9.125%    1999      $3,310     $ 3,499
                                                          8.00      1999       3,350       3,494
                                                          7.75      1999       1,030       1,074
                                                          8.875     2000       4,050       4,370
                                                          8.50      2000       2,620       2,787
                                                          7.75      2000         100         104
                                                          8.00      2001       4,620       4,955
                                                          6.625     2001       1,267       1,301
                                         -------------------------------------------------------
                                                                                          21,584
------------------------------------------------------------------------------------------------
MORTGAGE BACKED                          FHLMC            6.50      2014       1,234       1,245
SECURITIES--5.2%                         GNMA             6.50      2015       2,025       2,042
                                         -------------------------------------------------------
                                                                                           3,287
------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION--.4%                Marriott
                                         International    6.75      2003         230         232
                                         -------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT AND
                                         CORPORATE OBLIGATIONS--39.6%
                                         (Cost: $24,903)                                  25,103
                                         -------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                           NUMBER OF
COMMON STOCKS                                                               SHARES        VALUE
------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--3.9%       AK Steel Holding Corp.                           900            41
                             AMCOL International                            1,500            27
                             Bayer A.G.                                     4,091           172
                             Carpenter Technology Corp.                     1,000            48
                             Cementos Mexicanos, S.A. de C.V., "B"         49,700           276
                             Champion International Corp.                   2,200           136
                             Crown Cork & Seal Co.                          3,000           152
                             Dow Chemical Co.                               2,800           266
                             Eastman Chemical Co.                           3,000           182
                             Ferro Corp.                                    1,600            59
                             Georgia-Pacific Corp.                          1,000            94
                          (a)Global Industrial Technologies, Inc.           1,800            34
                             Louisana-Pacific Corp.                         5,000           115
                          (a)Lydall, Inc.                                   1,300            31
                             Myers Industries                               1,500            26
                             Oregon Metallurgical Corp.                     1,000            25
                             Rentokil Initial PLC                          36,278           129
                             Rexene Corp.                                     700            11
                             Sonoco Products Co.                            6,500           217
                             Technip S.A.                                   1,367           173
                             Toray Industries                              15,000            99
                             Union Camp Corp.                               3,100           182
                             -------------------------------------------------------------------
                                                                                          2,495
------------------------------------------------------------------------------------------------
CAPITAL GOODS--4.4%          Ball Corp.                                       700            21
                             Blount, International, "A"                       500            22
                             Briggs & Stratton Corp.                          400            20
                             Elcor Corp.                                      800            23
                             General Electric Co.                          10,500           737
                             Intermet Corp.                                 2,900            49
                          (a)Littelfuse, Inc.                               4,600           131
                             Mannesmann A.G.                                  241           113
                          (a)Miller Industries                              6,500           110
                          (a)Mueller Industries, Inc.                         300            13
                             Murata Manufacturing                           6,100           287

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------
                                         Pacific Scientific Co.                                 2,000       $    31
                                         Precision Castparts Corp.                              1,000            63
                                         Quanex Corp.                                           1,200            37
                                         Raytheon Co.                                           4,000           224
                                         Simpson Industries                                     1,600            17
                                         Sony Corp.                                             2,600           259
                                         Stewart & Stevenson Services                           1,600            44
                                         Trinity Industries                                       700            27
                                      (a)U.S. Filter Corp.                                      6,700           202
                                      (a)United Waste Systems                                   5,700           244
                                         Walbro Corp.                                           1,400            31
                                         Watsco, Inc.                                           1,900            57
                                         Watts Industries, Inc.                                 1,300            33
                                         --------------------------------------------------------------------------
                                                                                                              2,795
-------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.8%                 American Greetings Corp.                               7,600           255
                                      (a)AutoZone                                               6,000           172
                                         BJ's Wholesale Club                                      700            21
                                         J. Baker, Inc.                                           800             7
                                         Brown Group, Inc.                                        500             9
                                         Bulgari Spa                                           21,352           121
                                         Bush Industries                                          500            12
                                      (a)CapStar Hotel Co.                                      2,800            89
                                         Carnival Corp.                                         4,400           185
                                         Carrefour S.A.                                           323           218
                                         Circle K Japan Co., Ltd.                               1,500            88
                                      (a)Consolidated Graphics, Inc.                            2,400           113
                                      (a)Consolidated Stores Corp.                              5,781           233
                                         Walt Disney Co.                                        3,900           315
                                         Finish Line                                            1,500            20
                                         Flowerserve Corp.                                        418            14
                                         Four Seasons Hotels Inc.                               4,000           134
                                         (a)Friedman's Inc.                                     1,000            15
                                         Haggar Apparel Co.                                     2,200            28
                                         Heilig-Meyers                                          2,100            35
                                      (a)Tommy Hilfiger Corp.                                   6,000           267
                                         Home Depot                                             3,100           155
                                         Homebase Inc.                                            700             6
                                         Hudson's Bay Co.                                      12,000           269
                                      (a)Interim Services                                       1,100            50
                                         LIN Television Corp.                                     700            34
                                         May Department Stores Co.                              4,000           224
                                         Men's Wearhouse                                        2,600            96
                                      (a)Nautica Enterprises                                    2,700            74
                                         NIKE                                                   4,800           299
                                      (a)Nine West Group                                          600            24
                                      (a)Outdoor Systems Inc.                                   5,775           153
                                         J.C. Penney Co.                                        3,300           193
                                         Royal Caribbean Cruises Ltd.                           1,000            40
                                         Sears, Roebuck & Co.                                   3,300           209
                                         Springs Industries Inc.                                  200            10
                                      (a)U.S. Rentals                                           3,000            88
                                         V.F. Corp.                                               700            63
                                         --------------------------------------------------------------------------
                                                                                                              4,338
-------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.5%                  Fleetwood Enterprises                                    600            19
                                         Ford Motor Co.                                         8,000           327
                                         Harman International Industries                          500            20
                                         Honda Motor Co., Ltd.                                  4,200           140
                                         Leggett & Platt Inc.                                   1,100            50

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                               SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------
                                         Magna International Inc., "A"                          2,020       $   135
                                         Matsushita Electric Industrial Co., Ltd.               6,000           125
                                         Superior Industries International                      4,000           109
                                         --------------------------------------------------------------------------
                                                                                                                925
-------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.9%                   Arbor Drugs                                            4,500           111
                                      (a)Boston Chicken                                         1,000            13
                                      (a)Emmis Broadcasting Corp.                               2,000            85
                                         Independent Newspapers PLC                            15,351            93
                                      (a)Insurance Auto Auctions                                3,300            31
                                         Kimberly-Clark de Mexico, S.A. de C.V.                43,000           195
                                         Koninklijke Ahold N.V.                                 9,534           276
                                      (a)Lone Star Steakhouse & Saloon                            900            21
                                      (a)MSC Industrial Direct                                  6,500           281
                                         Newell Co.                                             1,800            75
                                      (a)Performance Food Group                                 1,300            31
                                         Philip Morris Companies                               20,350           918
                                         Reed International PLC                                13,254           133
                                         UST, Inc.                                             21,700           631
                                         Unilever N.V., ADR                                       600           131
                                      (a)Young Broadcasting Corp.                               2,300            71
                                          --------------------------------------------------------------------------
                                                                                                              3,096
--------------------------------------------------------------------------------------------------------------------
ENERGY--3.8%                             AMOCO Corp.                                            2,700           254
                                         Atlantic Richfield Co.                                 3,200           239
                                         British Petroleum                                     15,144           207
                                         Chevron Corp.                                          3,000           237
                                      (a)Chieftain International Inc.                           1,400            30
                                         Elf Aquitaine                                          2,376           271
                                         Exxon Corp.                                            2,600           167
                                         Giant Industries                                       2,200            38
                                         KCS Energy                                             2,000            44
                                         Kerr-McGee Corp.                                       1,700           106
                                      (a)Nuevo Energy Co.                                         400            17
                                         Petro-Canada                                          12,430           221
                                         Questar Corp.                                          2,500           102
                                      (a)Reading & Bates Corp.                                  4,000           133
                                         Royal Dutch Petroleum                                  2,696           151
                                      (a)Seitel, Inc.                                             800            33
                                      (a)Tesoro Petroleum Corp.                                 2,400            37
                                         Texaco                                                   600            70
                                         United Cities Gas Co.                                  1,000            24
                                          -------------------------------------------------------------------------
                                                                                                              2,381
--------------------------------------------------------------------------------------------------------------------
FINANCE--13.0%                           ADVANTA Corp.                                          1,000            35
                                         H.F. Ahmanson & Co.                                    3,500           186
                                         American General Corp.                                 2,600           138
                                         American International Group, Inc.                     1,800           192
                                         Astoria Financial Corp.                                  500            24
                                         Banc One Corp.                                         4,665           262
                                         Banco Bilbao Vizcaya                                   7,914           207
                                         Banco Popular Espanol                                    580           129
                                         Bank of Ireland                                       10,320           126
                                         Bank of New York Co.                                   1,200            58
                                         BankAmerica Corp.                                      1,800           136
                                         Bankers Trust New York Corp.                             900            91
                                         Barnett Banks                                          1,400            80
                                         Bear Stearns Companies                                 3,900           159

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------
                                            CITIC Pacific Ltd.                                 32,000       $   203
                                            Chase Manhattan Corp.                               1,500           170
                                            Cheung Kong Holdings Ltd.                          14,000           156
                                            Commercial Federal Corp.                            2,250            90
                                            Compass Bancshares                                    650            23
                                            Crestar Financial Corp.                             1,000            47
                                            Cullen Frost Bankers                                  700            33
                                            Dean Witter Discover                                3,000           157
                                            Del Webb Corp.                                      2,200            41
                                            Development Bank of Singapore                      14,000           182
                                            Executive Risk                                      1,800            94
                                            Federal Home Loan Mortgage Corp.                    9,500           343
                                            Federal National Mortgage Association              13,300           629
                                         (a)Financial Federal Corp.                             5,400            82
                                            First Commerce Corp.                                  800            42
                                            First Financial Caribbean Corp.                       500            18
                                            First Financial Corp.                               1,250            39
                                            First Union Corp.                                   1,200           122
                                            Fleet Financial Group, Inc.                         1,200            81
                                            Fremont General Corp.                                 600            26
                                            General Re Corp.                                    1,000           209
                                            HSBC Holding PLC, ADR                              10,235           357
                                            Henderson Land Development                          5,000            49
                                            ING Groep N.V.                                      5,677           277
                                            Imperial Credit Industries                          1,300            30
                                            Integon Corp.                                       1,900            48
                                            Jefferson-Pilot Corp.                               1,500           107
                                            Kansas City Southern Industries                     1,300            98
                                            KeyCorp                                             1,700           106
                                            LaSalle Partners                                      800            24
                                            Lawyers Title Insurance Corp.                         800            17
                                            Long Island Bancorp                                 1,100            45
                                            MGIC Investment Corp.                               6,000           315
                                            Malayan Banking Berhad                              9,000            85
                                            Meditrust                                           3,000           120
                                            Mercantile Bancorp                                    827            58
                                            Merrill Lynch & Co.                                 1,600           113
                                            NationsBank                                         5,300           377
                                            North Fork Bancorp                                  1,244            32
                                            Norwest Corp.                                       1,300            82
                                            PNC Bank, N.A.                                      2,100            96
                                            PennCorp Financial Group                              600            22
                                            Post Properties                                     3,000           120
                                            Protective Life Insurance Co.                       2,100           107
                                            Resource Bancshares Mortgage Group                  1,500            27
                                            Safeco Corp.                                        2,000            96
                                            Signet Banking Corp.                                2,000           108
                                         (a)Southern Pacific Funding Corp.                      1,400            24
                                            T.R. Financial Corp.                                1,600            43
                                            Texas Regional Bankshares                           1,400            57
                                            United Companies Financial Corp.                      900            26
                                            Vedior N.V.                                         4,400           110
                                            Washington Mutual                                   4,500           311
                                            Webster Financial Corp.                               500            25
                                            Wells Fargo & Co.                                     400           110
                                            ---------------------------------------------------------------------------
                                                                                                              8,232
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--6.9%                        (a)ALZA Corp.                                          8,000           259
                                            Abbott Laboratories                                 2,000           131
                                            American Home Products Corp.                        1,600           132

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------
                                            Amgen, Inc.                                         4,200       $   247
                                         (a)Apria Healthcare Group                              1,200            20
                                            Astra, A.B., ADR                                   13,066           238
                                            C.R. Bard                                           4,500           169
                                            Baxter International                                1,500            87
                                         (a)Biogen                                              7,300           281
                                            Biomet, Inc.                                        5,000           100
                                            Bristol-Myers Squibb Co.                            1,400           110
                                         (a)British Biotech PLC                                31,162            80
                                         (a)CONMED Corp.                                        1,000            17
                                         (a)Dura Pharmaceuticals                                2,200            86
                                         (a)Fresenius Medical Care, A.G.                        1,846           123
                                            Glaxo Wellcome PLC
                                             ADR                                                 3,600           153
                                             common                                              9,144           193
                                         (a)Hanger Orthopedic Group                             3,900            50
                                         (a)HealthCare COMPARE Corp.                            3,900           222
                                         (a)Healthcare Financial Partners                       2,400            51
                                            Mallinckrodt Group                                  3,200           112
                                            Medtronic, Inc.                                     1,150           100
                                            Merck & Co.                                         2,500           260
                                         (a)National Surgery Centers                            3,100            99
                                            Novartis                                              120           193
                                         (a)PAREXEL International Corp.                         1,100            42
                                            Roche Holding A.G.                                     18           174
                                         (a)Safeskin Corp.                                      3,100           102
                                         (a)Sofamor-Danek Group                                 2,700           121
                                         (a)Tenet Healthcare Corp.                              4,300           129
                                            United Healthcare Corp.                             3,500           200
                                            Zeneca Group PLC                                    2,860            95
                                            ---------------------------------------------------------------------------
                                                                                                              4,376
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--11.1%
                                            AMP Inc.                                            6,000           314
                                         (a)Analog Devices                                      1,200            38
                                         (a)Applied Materials, Inc.                             2,400           221
                                         (a)Ascend Communications, Inc.                         3,800           207
                                         (a)Asyst Technologies, Inc.                              300            16
                                         (a)Atmel Corp.                                         7,500           256
                                            Belden Inc.                                         3,500           136
                                         (a)Benchmark Electronics                                 600            32
                                         (a)Burr Brown Corp.                                      700            24
                                            Canon, Inc.                                        11,000           351
                                         (a)Ceridian Corp.                                      3,900           171
                                         (a)Cisco Systems                                       6,350           505
                                         (a)Compaq Computer Corp.                              10,250           586
                                         (a)EXAR Corp.                                            700            15
                                            L.M. Ericsson Telephone Co., "B"                    4,664           211
                                         (a)Electroglas                                           400            13
                                            Fuji Photo Film Co., Ltd.                           2,400           101
                                         (a)General Cable Corp.                                   900            27
                                            Hewlett-Packard Co.                                 3,000           210
                                            Intel Corp.                                         7,300           670
                                         (a)Jones Intercable Inc.                               2,900            37
                                         (a)KLA Instruments                                     1,100            67
                                         (a)Keane, Inc.                                           800            49
                                         (a)Komag, Inc.                                           200             4
                                         (a)Kulicke & Soffa Industries                          2,200            85
                                         (a)Learning Co.                                        1,200            16
                                         (a)MRV Communications                                  1,700            52
                                         (a)Microchip Technology                                3,500           130

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------
                                         (a)Novellus Systems                                    1,800       $   189
                                         (a)Oracle Corp.                                        5,000           272
                                         (a)Parametric Technology Corp.                         3,600           176
                                            Paychex                                             1,800            73
                                            Pittway Corp.                                       3,200           186
                                         (a)Quantum Corp.                                       8,400           244
                                         (a)Read-Rite Corp.                                     1,100            28
                                            Reynolds & Reynolds Co.                               700            14
                                         (a)Sanmina Corp.                                         600            44
                                            Scientific Atlanta                                  2,400            50
                                         (a)Seagate Technology                                  2,000            82
                                         (a)Sun Microsystems                                    6,000           274
                                         (a)3Com Corp.                                          3,800           208
                                         (a)Tech-Sym Corp.                                      1,300            44
                                         (a)Technomatix Technologies                              900            30
                                         (a)Tellabs, Inc.                                       1,800           108
                                         (a)Western Digital Corp.                               6,400           246
                                            Xerox Corp.                                         3,000           247
                                            ---------------------------------------------------------------------------
                                                                                                              7,059
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.6%
                                            Airborne Freight Corp.                                800            39
                                         (a)America West Airlines                               1,500            21
                                            Borg-Warner Automotive, Inc.                          400            22
                                            Canadian National Railway Co.                       2,700           140
                                            Swire Pacific Ltd., "A"                            16,000           152
                                            ---------------------------------------------------------------------------
                                                                                                                374
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--2.9%
                                            AT&T                                                2,900           107
                                            Empresa Nacional de Electricidad S.A.               7,396           153
                                            Florida Progress Corp.                              3,000            97
                                            GTE Corp.                                           5,000           233
                                            Southern Co.                                       10,000           219
                                            Telecom Italia Mobile                              58,229           197
                                            Telefonica de Espana, S.A.                          9,580           257
                                            Telefonica del Peru S.A., ADR                       1,750            43
                                            Veba, A.G.                                          3,053           178
                                         (a)WorldCom, Inc.                                     11,000           384
                                            ---------------------------------------------------------------------------
                                                                                                              1,868
                                            ---------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS--59.8%
                                            (Cost: $30,607)                                                  37,939
                                            ---------------------------------------------------------------------------
                                            TOTAL INVESTMENTS--99.4%
                                            (Cost: $55,510)                                                  63,042
                                            ---------------------------------------------------------------------------
                                            CASH AND OTHER ASSETS, LESS LIABILITIES--.6%                        358
                                            ---------------------------------------------------------------------------
                                            NET ASSETS--100%                                                $63,400
                                            ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $55,510,000 for federal income tax purposes at July 31, 1997, the gross unrealized appreciation was $7,753,000, the gross unrealized depreciation was $221,000 and the net unrealized appreciation on investments was $7,532,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON 5 PORTFOLIO

Portfolio of Investments at July 31, 1995

(DOLLARS IN THOUSANDS)

 U.S. GOVERNMENT AND                                   COUPON              PRINCIPAL
 CORPORATE OBLIGATIONS                   TYPE           RATE    MATURITY    AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                           Notes           8.875%    1998      $  770     $   800
SECURITIES--51.3%                                       9.125     1999         770         814
                                                        8.00      1999       1,760       1,836
                                                        7.75      1999         300         313
                                                        7.50      1999         790         818
                                                        8.875     2000       5,607       6,049
                                                        8.50      2000       1,500       1,595
                                                        6.75      2000         250         256
                                                        8.00      2001       1,490       1,598
                                                        6.625     2001       1,620       1,663
                                        -----------------------------------------------------------------------------
                                                                                        15,742
---------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED                         FHLMC           6.50      2014         663         669
SECURITIES--8.8%                        GNMA            6.50      2015       2,000       2,017
                                        -----------------------------------------------------------------------------
                                                                                         2,686
---------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION--.5%               Marriott
                                        International   6.75      2003         160         162
                                        -----------------------------------------------------------------------------
                                        TOTAL U.S. GOVERNMENT AND
                                        CORPORATE OBLIGATIONS--60.6%
                                        (Cost: $18,504)                                 18,590
                                        -----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
COMMON STOCKS                                                                                    SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.6%                      AK Steel Holding Corp.                                 400           18
                                            AMCOL International                                    600           11
                                            Bayer A.G.                                           1,680           71
                                            Carpenter Technology Corp.                             400           19
                                            Cementos Mexicanos, S.A. de C.V., "B"               10,900           60
                                            Champion International Corp.                           600           37
                                            Crown Cork & Seal Co.                                1,000           51
                                            Dow Chemical Co.                                     1,100          104
                                            Eastman Chemical Co.                                   900           54
                                            Ferro Corp.                                          1,000           37
                                         (a)Global Industrial Technologies, Inc.                   700           13
                                            Louisiana-Pacific Corp.                              2,300           53
                                         (a)Lydall, Inc.                                           600           14
                                            Myers Industries                                       800           14
                                            Oregon Metallurgical Corp.                             400           10
                                            Rentokil Initial PLC                                11,300           40
                                            Rexene Corp.                                           300            5
                                            Sonoco Products Co.                                  1,700           57
                                            Technip S.A.                                           236           30
                                            Toray Industries                                     5,000           33
                                            Union Camp Corp.                                       900           53
                                            ---------------------------------------------------------------------------
                                                                                                                784
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.1%                         Ball Corp.                                             500           15
                                            Blount, International, "A"                             200            9
                                            Briggs & Stratton Corp.                                200           10
                                            Elcor Corp.                                            300            9
                                            General Electric Co.                                 3,000          211
                                            Intermet Corp.                                       1,300           22
                                         (a)Littelfuse, Inc.                                       900           26
                                            Mannesmann A.G.                                        127           59

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
                                      (a)Miller Industries                                       1,600      $    27
                                      (a)Mueller Industries, Inc.                                  100            4
                                         Murata Manufacturing                                    1,000           47
                                         Pacific Scientific Co.                                  1,000           16
                                      (a)Philip Services Corp.                                   1,900           28
                                         Precision Castparts Corp.                                 700           44
                                         Quanex Corp.                                              500           16
                                         Raytheon Co.                                            1,200           67
                                         Simpson Industries                                        800            9
                                         Sony Corp.                                              1,000          100
                                         Stewart & Stevenson Services                              600           16
                                         Trinity Industries                                        300           12
                                      (a)U.S. Filter Corp.                                       2,200           66
                                      (a)United Waste Systems                                    2,000           86
                                         Walbro Corp.                                              500           11
                                         Watsco, Inc.                                              800           24
                                         Watts Industries, Inc.                                    600           15
                                         --------------------------------------------------------------------------
                                                                                                                949
-------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.5%                 American Greetings Corp.                                2,700           90
                                      (a)AutoZone                                                2,000           57
                                         BJ's Wholesale Club                                       300            9
                                         J. Baker, Inc.                                            300            3
                                         Brown Group, Inc.                                         200            3
                                         Bulgari Spa                                             6,084           34
                                         Bush Industries                                           300            7
                                      (a)CapStar Hotel Co.                                       1,200           38
                                         Carnival Corp.                                          1,500           63
                                         Carrefour S.A.                                             88           59
                                         Circle K Japan Co., Ltd.                                  700           41
                                      (a)Consolidated Graphics, Inc.                               800           38
                                      (a)Consolidated Stores Corp.                               1,921           77
                                         Walt Disney Co.                                         1,400          113
                                         Finish Line                                               600            8
                                         Flowerserve Corp.                                         279           10
                                         Four Seasons Hotels Ltd.                                  700           23
                                      (a)Friedman's Inc.                                           400            6
                                         Haggar Apparel Co.                                      1,000           13
                                         Heilig-Meyers                                             900           15
                                      (a)Tommy Hilfiger Corp.                                    2,000           89
                                         Homebase Inc.                                             300            3
                                         Hudson's Bay Co.                                        4,500          101
                                         LIN Television Corp.                                      800           39
                                         May Department Stores Co.                                 900           50
                                      (a)Nautica Enterprises                                     1,400           38
                                         NIKE                                                    1,750          109
                                      (a)Nine West Group                                           200            8
                                      (a)Outdoor Systems Inc.                                    2,100           56
                                         J.C. Penney Co.                                         1,000           59
                                         Royal Caribbean Cruises Ltd.                              200            8
                                         Sears, Roebuck & Co.                                    1,200           76
                                         Springs Industries Inc.                                   100            5
                                      (a)U.S. Rentals                                              800           23
                                         V.F. Corp.                                                200           18
                                         --------------------------------------------------------------------------
                                                                                                              1,389

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.2%                  Fleetwood Enterprises                                     200      $     6
                                         Ford Motor Co.                                          2,800          114
                                         Harman International Industries                           200            8
                                         Honda Motor Co., Ltd.                                   2,000           67
                                         Magna International Inc., "A"                             750           50
                                         Matsushita Electric Industrial Co., Ltd.                4,000           83
                                         Superior Industries International                       1,000           27
                                         --------------------------------------------------------------------------
                                                                                                                355
-------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.2%                   Arbor Drugs                                             1,400           34
                                      (a)Boston Chicken                                            400            5
                                      (a)Emmis Broadcasting Corp.                                  500           21
                                         Independent Newspapers PLC                              5,942           36
                                      (a)Insurance Auto Auctions                                 1,400           13
                                         Kimberly-Clark de Mexico, S.A. de C.V.                 25,000          114
                                         Koninklijke Ahold N.V.                                  2,856           83
                                      (a)Lone Star Steakhouse & Saloon                             400            9
                                      (a)MSC Industrial Direct                                     600           26
                                      (a)Performance Food Group                                    600           14
                                         Philip Morris Companies                                 7,150          323
                                         Reed International PLC                                  4,098           41
                                         UST, Inc.                                               7,300          212
                                         Unilever N.V., ADR                                        200           44
                                      (a)Young Broadcasting Corp.                                  700           22
                                         --------------------------------------------------------------------------
                                                                                                                997
-------------------------------------------------------------------------------------------------------------------
ENERGY--2.4%                             AMOCO Corp.                                               900           85
                                         Atlantic Richfield Co.                                  1,000           75
                                         British Petroleum                                       4,606           63
                                         Chevron Corp.                                           1,000           79
                                      (a)Chieftain International Inc.                              800           17
                                         Elf Aquitaine                                             641           73
                                         Exxon Corp.                                               800           51
                                         Giant Industries                                          700           12
                                         KCS Energy                                              1,000           22
                                         Kerr-McGee Corp.                                          400           25
                                      (a)Nuevo Energy Co.                                          200            9
                                         Petro-Canada                                            3,580           64
                                         Questar Corp.                                             700           29
                                         Royal Dutch Petroleum                                   1,160           65
                                      (a)Seitel, Inc.                                              300           12
                                      (a)Tesoro Petroleum Corp.                                  1,100           17
                                         Texaco                                                    200           23
                                         United Cities Gas Co.                                     400            9
                                         --------------------------------------------------------------------------
                                                                                                                730
-------------------------------------------------------------------------------------------------------------------
FINANCE--8.7%                            H.F. Ahmanson & Co.                                     1,000           53
                                         American International Group, Inc.                        600           64
                                         Astoria Financial Corp.                                   200           10
                                         Banc One Corp.                                          1,683           94
                                         Banco Bilbao Vizcaya                                    2,769           72
                                         Banco Popular Espanol                                     120           27
                                         Bank of Ireland                                         3,783           46
                                         Bank of New York Co.                                      500           24
                                         BankAmerica Corp.                                         600           45
                                         Bankers Trust New York Corp.                              400           40
                                         Barnett Banks                                             600           34
                                         Bear Stearns Companies                                  1,300           53

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------
                                         CITIC Pacific Ltd.                                     11,000      $    70
                                         Chase Manhattan Corp.                                     200           23
                                         Cheung Kong Holdings Ltd.                               5,000           56
                                         Commercial Federal Corp.                                  900           36
                                         Compass Bancshares                                        300           11
                                         Crestar Financial Corp.                                   400           19
                                         Cullen Frost Bankers                                      300           14
                                         Dean Witter Discover                                    1,000           52
                                         Del Webb Corp.                                            900           17
                                         Development Bank of Singapore                           3,500           45
                                         Executive Risk                                            800           42
                                         Federal Home Loan Mortgage Corp.                        3,000          108
                                         Federal National Mortgage Association                   4,400          208
                                      (a)Financial Federal Corp.                                   450            7
                                         First Commerce Corp.                                      200           11
                                         First Financial Caribbean Corp.                           200            7
                                         First Financial Corp.                                     525           17
                                         First Union Corp.                                         400           41
                                         Fleet Financial Group, Inc.                               400           27
                                         Fremont General Corp.                                     200            9
                                         General Re Corp.                                          300           63
                                         HSBC Holdings PLC, ADR                                  2,221           77
                                         Henderson Land Development                              2,000           20
                                         ING Groep N.V.                                          2,667          130
                                         Imperial Credit Industries                                500           12
                                         Integon Corp.                                             800           20
                                         Jefferson-Pilot Corp.                                     400           28
                                         KeyCorp                                                   400           25
                                         LaSalle Partners                                          800           24
                                         Lawyers Title Insurance Corp.                             300            6
                                         Long Island Bancorp                                       500           21
                                         MGIC Investment Corp.                                   2,000          105
                                         Malayan Banking Berhad                                  2,000           19
                                         Meditrust                                                 900           36
                                         Mercantile Bancorp                                        227           16
                                         Merrill Lynch & Co.                                       800           56
                                         NationsBank                                             2,000          142
                                         North Fork Bancorp                                        422           11
                                         Norwest Corp.                                             300           19
                                         PNC Bank, N.A.                                            900           41
                                         PennCorp Financial Group                                  300           11
                                         Post Properties                                         1,000           40
                                         Protective Life Insurance Co.                             900           46
                                         Resource Bancshares Mortgage Group                        600           11
                                         Signet Banking Corp.                                      900           49
                                      (a)Southern Pacific Funding Corp.                            600           10
                                         T.R. Financial Corp.                                      800           22
                                         United Companies Financial Corp.                          400           12
                                         Vedior N.V.                                             1,650           41
                                         Washington Mutual                                       1,500          104
                                         Webster Financial Corp.                                   200           10
                                         Wells Fargo & Co.                                         200           55
                                         ------------------------------------------------------------------------------
                                                                                                              2,664
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--4.5%                     (a)ALZA Corp.                                              2,800           90
                                         Abbott Laboratories                                       400           26
                                         Amgen, Inc.                                             1,400           82
                                      (a)Apria Healthcare Group                                    400            7
                                         Astra, A.B., ADR                                        2,720           50

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
                                            C.R. Bard                                            1,600      $    60
                                            Baxter International                                   500           29
                                         (a)Biogen                                               2,500           96
                                         (a)British Biotech PLC                                  7,500           19
                                         (a)CONMED Corp.                                           400            7
                                         (a)Dura Pharmaceuticals                                   900           35
                                         (a)Fresenius Medical Care, A.G.                           553           37
                                            Glaxo Wellcome PLC
                                             ADR                                                 1,400           60
                                             common                                              3,535           75
                                         (a)Hanger Orthopedic Group                              4,000           51
                                         (a)HealthCare COMPARE Corp.                             1,300           74
                                            Mallinckrodt Group                                   1,100           39
                                            Merck & Co.                                            900           94
                                         (a)National Surgery Centers                             1,100           35
                                            Novartis                                                56           90
                                         (a)PAREXEL International Corp.                            800           31
                                            Roche Holding A.G.                                       5           48
                                         (a)Safeskin Corp.                                       1,000           33
                                         (a)Sofamor-Danek Group                                  1,600           72
                                            United Healthcare Corp.                              1,700           97
                                            Zeneca Group PLC                                     1,600           53
                                            ---------------------------------------------------------------------------
                                                                                                              1,390
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--7.9%
                                            AMP Inc.                                             1,400           73
                                         (a)Analog Devices                                       1,400           44
                                         (a)Applied Materials, Inc.                                800           74
                                         (a)Ascend Communications, Inc.                          1,300           71
                                         (a)Asyst Technologies, Inc.                               100            5
                                         (a)Atmel Corp.                                          3,300          113
                                            Belden Inc.                                          2,000           77
                                         (a)Benchmark Electronics                                  200           11
                                         (a)Burr Brown Corp.                                       300           10
                                            Canon, Inc.                                          2,000           64
                                         (a)Ceridian Corp.                                       1,200           52
                                         (a)Cisco Systems                                        2,200          175
                                         (a)Compaq Computer Corp.                                3,500          200
                                         (a)EXAR Corp.                                             300            6
                                            L.M. Ericsson Telephone Co., "B"                     1,918           87
                                         (a)Electroglas                                            200            6
                                            Fuji Photo Film Co., Ltd.                            1,000           42
                                         (a)General Cable Corp.                                    400           12
                                            Hewlett-Packard Co.                                    900           63
                                            Intel Corp.                                          2,550          234
                                         (a)Jones Intercable Inc.                                1,200           15
                                         (a)Komag, Inc.                                            100            2
                                         (a)Learning Co.                                           500            7
                                         (a)Microchip Technology                                 1,200           45
                                         (a)NCR Corp.                                               56            2
                                         (a)Novellus Systems                                       600           63
                                         (a)Oracle Corp.                                           750           41
                                         (a)Parametic Technology Corp.                           1,300           64
                                            Paychex                                              1,800           73
                                            Pittway Corp.                                        1,100           64
                                         (a)Quantum Corp.                                        3,000           87
                                         (a)Read-Rite Corp.                                        500           13
                                            Reynolds & Reynolds Co.                                300            6
                                         (a)Sanmina Corp.                                          600           44
                                            Scientific Atlanta                                   1,100           23

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
                                         (a)Sun Microsystems                                     2,100      $    96
                                         (a)3Com Corp.                                           1,200           66
                                         (a)Tech-Sym Corp.                                         500           17
                                         (a)Technomatix Technologies                               700           23
                                         (a)Tellabs, Inc.                                        1,700          102
                                         (a)Western Digital Corp.                                2,200           85
                                            Xerox Corp.                                            900           74
                                            ---------------------------------------------------------------------------
                                                                                                              2,431
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.4%
                                            Airborne Freight Corp.                                 300           15
                                         (a)America West Airlines                                  600            8
                                            Borg-Warner Automotive, Inc.                           200           11
                                            Canadian National Railway Co.                        1,000           52
                                            Swire Pacific, Ltd., "A"                             3,500           33
                                            ---------------------------------------------------------------------------
                                                                                                                119
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--1.7%
                                            AT&T                                                   700           26
                                            Empresa Nacional de Electricidad S.A.                2,764           57
                                            Florida Progress Corp.                               1,000           32
                                            GTE Corp.                                            2,000           93
                                            Southern Co.                                         2,000           44
                                            Telecom Italia Mobile                               15,782           53
                                            Telefonica de Espana, S.A.                           2,640           71
                                            Telefonica del Peru, S.A., ADR                         750           19
                                         (a)WorldCom, Inc.                                       4,100          143
                                            ---------------------------------------------------------------------------
                                                                                                                538
                                           ----------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--40.2%
                                           (Cost: $9,947)                                                    12,346
                                           ----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                               Yield--5.00%
INSTRUMENT--.3%                            Due--August 1997
                                           (Cost: $100)                                         $  100          100
                                           -----------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--101.1%
                                           (Cost: $28,551)                                                   31,036
                                           -----------------------------------------------------------------------------
                                           LIABILITIES LESS CASH AND OTHER ASSETS--(1.1%)                      (336)
                                           -----------------------------------------------------------------------------
                                           NET ASSETS--100%                                                 $30,700
                                           -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $28,551,000 for federal income tax purposes at July 31, 1997, the gross unrealized appreciation was $2,606,000, the gross unrealized depreciation was $121,000 and the net unrealized appreciation on investments was $2,485,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER HORIZON FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio, comprising Kemper Horizon Fund (the Fund), as of July 31, 1997, the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 29, 1995 (commencement of operations) to July 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising Kemper Horizon Fund at July 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
September 17, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1997

(IN THOUSANDS)

                                                                             KEMPER HORIZON FUND
                                                              ---------------------------------------------
                                                              20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $53,114, $55,510 and $28,551)                               $62,320           63,042          31,036
------------------------------------------------------------------------------------------------------------
Cash                                                                   553               76              --
------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   1,590            1,292             659
------------------------------------------------------------------------------------------------------------
  Fund shares sold                                                     320              275             118
------------------------------------------------------------------------------------------------------------
  Dividends and interest                                               337              556             385
------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                    65,120           65,241          32,198
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------------------------------------------

Cash overdraft                                                          --               --             568
------------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                              2,212            1,669             589
------------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                                  72                3             266
------------------------------------------------------------------------------------------------------------
  Management fee                                                        30               30              14
------------------------------------------------------------------------------------------------------------
  Distribution services fee                                             22               22              11
------------------------------------------------------------------------------------------------------------
  Administrative services fee                                           12               13               6
------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                84               93              34
------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                              15               11              10
------------------------------------------------------------------------------------------------------------
    Total liabilities                                                2,447            1,841           1,498
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $62,673           63,400          30,700
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------------------------------------------

Paid-in capital                                                    $51,281           53,781          27,285
------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                         1,830            1,481             619
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                           9,206            7,532           2,485
------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                    356              606             311
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                        $62,673           63,400          30,700
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
THE PRICING OF SHARES
------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net assets applicable to shares outstanding                      $25,697           27,475          11,832
------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                 1,994            2,288           1,070
------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                                $ 12.89            12.01           11.06
------------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                      $ 13.68            12.74           11.73
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                      $32,158           29,602          15,632
------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                 2,515            2,466           1,413
------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                                $ 12.79            12.00           11.06
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                      $ 3,948            5,922           3,108
------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                   308              494             281
------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                                $ 12.80            11.98           11.07
------------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net assets applicable to shares outstanding                      $   870              401             128
------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                    67               33              12
------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                                $ 12.96            11.97           11.06
-------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 1997
(IN THOUSANDS)

                                                                             KEMPER HORIZON FUND
                                                                ---------------------------------------------
                                                                20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
  Dividends                                                        $   442             353             126
-------------------------------------------------------------------------------------------------------------
  Interest                                                             634           1,212             953
-------------------------------------------------------------------------------------------------------------
    Total investment income                                          1,076           1,565           1,079
-------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                       225             234             130
-------------------------------------------------------------------------------------------------------------
  Distribution services fee                                            165             168             104
-------------------------------------------------------------------------------------------------------------
  Administrative services fee                                           88              96              54
-------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               300             264             111
-------------------------------------------------------------------------------------------------------------
  Professional fees                                                     19              20              13
-------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                4               4               3
-------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                              21              21              13
-------------------------------------------------------------------------------------------------------------
    Total expenses                                                     822             807             428
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  254             758             651
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                          1,880           1,517             676
-------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from futures transactions                    57              57             (12)
-------------------------------------------------------------------------------------------------------------
    Net realized gain                                                1,937           1,574             664
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments               9,767           7,921           2,641
-------------------------------------------------------------------------------------------------------------
Net gain on investments                                             11,704           9,495           3,305
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $11,958          10,253           3,956
-------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   KEMPER HORIZON FUND
                                       ---------------------------------------------------------------------------
                                            20+ PORTFOLIO             10+ PORTFOLIO              5 PORTFOLIO
                                       -----------------------   -----------------------   -----------------------
                                         YEAR     DECEMBER 29,     YEAR     DECEMBER 29,     YEAR     DECEMBER 29,
                                        ENDED       1995 TO       ENDED       1995 TO       ENDED       1995 TO
                                       JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                         1997         1996         1997         1996         1997         1996
------------------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------
  Net investment income                $   254           59          758          104          651           82
------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)               1,937         (102)       1,574          (88)         664          (42)
------------------------------------------------------------------------------------------------------------------
  Change in net unrealized
  appreciation (depreciation)            9,767         (561)       7,921         (389)       2,641         (156)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations               11,958         (604)      10,253         (373)       3,956         (116)
------------------------------------------------------------------------------------------------------------------
Net equalization credits                   174           71          293           97          148           46
------------------------------------------------------------------------------------------------------------------
Distribution from net investment
  income                                  (207)          --         (581)         (70)        (565)         (54)
------------------------------------------------------------------------------------------------------------------
Net increase from capital share
transactions                            32,497       18,684       34,523       19,158       16,330       10,855
------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS            44,422       18,151       44,488       18,812       19,869       10,731
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------

Beginning of period                     18,251          100       18,912          100       10,831          100
------------------------------------------------------------------------------------------------------------------
END OF PERIOD                           62,673       18,251       63,400       18,912       30,700       10,831
------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME
AT END OF PERIOD                       $   356          134          606          135          311           76
------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Horizon Fund (the "Fund") is an open-end diversified management investment company organized as a business trust under the laws of Massachusetts. The Fund consists of three investment portfolios ("Portfolios") designed for investors with different investment objectives. The three Portfolios are Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio. Each Portfolio currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of each Portfolio have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Portfolios are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from

 NOTES TO FINANCIAL STATEMENTS

                                   changes in foreign exchange rates with net realized and unrealized gain (loss) on investments.

                                   INVESTMENT TRANSACTIONS AND INVESTMENT
                                   INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                                   EXPENSES. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Other Fund expenses are allocated among the Portfolios in proportion to their relative net assets.

                                   FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding.

                                   FEDERAL INCOME TAXES. Each Portfolio has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                                   DIVIDENDS TO SHAREHOLDERS. Each Portfolio intends to pay dividends of net investment income as follows: annually for the Horizon 20+ Portfolio, semiannually for the Horizon 10+ Portfolio, and quarterly for the Horizon 5 Portfolio. Each Portfolio will pay any net realized capital gains at least annually. Dividends are recorded on ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                                   EQUALIZATION ACCOUNTING. A portion of
                                   proceeds from sales and cost of redemptions of Portfolio shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.


-------------------------------------------------------------------------------

3  TRANSACTIONS
   WITH AFFILIATES                 MANAGEMENT AGREEMENT. The Fund has a
                                   management agreement with Zurich Kemper
                                   Investments, Inc. (ZKI), and each Portfolio pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion.
                                   The Fund incurred a management fee of
                                   $589,000 for the year ended July 31, 1997.
                                   Zurich Kemper Value Advisors, Inc. (ZKVA)
                                   (formerly known as Dreman Value Advisors,
                                   Inc.), a wholly owned subsidiary of ZKI, is a sub-adviser for the Fund and manages the value portion of the Portfolios. Zurich
                                   Investment Management Limited (ZIML), an affiliate of ZKI, serves as a sub-adviser for the Fund with respect to foreign securities investments in the Portfolios. ZKVA and ZIML are paid by ZKI for their services.

NOTES TO FINANCIAL STATEMENTS


                                   UNDERWRITING AND DISTRIBUTION SERVICES
                                   AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of each Portfolio's Class A shares for the year ended July 31, 1997 are as follows:

                                                                          COMMISSIONS       COMMISSIONS
                                                                           RETAINED         ALLOWED BY
                                                                            BY ZKDI        ZKDI TO FIRMS
                                                                          -----------      -------------

                                   Kemper Horizon 20+ Portfolio             $23,000           198,000

                                   Kemper Horizon 10+ Portfolio              31,000           219,000

                                   Kemper Horizon 5 Portfolio                20,000           127,000

                                   For services under the distribution services agreement, each Portfolio pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Portfolio. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares for the year ended July 31, 1997 are as follows:

                                                                 DISTRIBUTION FEES      COMMISSIONS AND
                                                                     AND CDSC        DISTRIBUTION FEES PAID
                                                                 RECEIVED BY ZKDI       BY ZKDI TO FIRMS
                                                                 -----------------   ----------------------

                                   Kemper Horizon 20+ Portfolio       $185,000              587,000

                                   Kemper Horizon 10+ Portfolio        191,000              514,000

                                   Kemper Horizon 5 Portfolio          119,000              279,000

                                   ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Portfolio pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Portfolio accounts the firms service. Administrative services fees (ASF) paid for the year ended July 31, 1997 are as follows:

                                                                       ASF PAID BY          ASF PAID BY
                                                                  THE PORTFOLIOS TO ZKDI   ZKDI TO FIRMS
                                                                  ----------------------   -------------

                                   Kemper Horizon 20+ Portfolio          $88,000               96,000

                                   Kemper Horizon 10+ Portfolio           96,000              100,000

                                   Kemper Horizon 5 Portfolio             54,000               57,000

  NOTES TO FINANCIAL STATEMENTS

                                   SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's custodian and transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $468,000 for the year ended July 31, 1997.

                                   OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended July 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $26,000 to independent trustees.

--------------------------------------------------------------------------------

4   INVESTMENT
    TRANSACTIONS                   For the year ended July 31, 1997, investment
                                   transactions (excluding short-term
                                   instruments) are as follows (in thousands):



                                                                          KEMPER        KEMPER       KEMPER
                                                                        HORIZON 20+   HORIZON 10+   HORIZON 5
                                                                        -----------   -----------   ---------
                                   Purchases                              $83,306       86,050       50,343
                                   Proceeds from sales                     50,671       51,205       33,233

--------------------------------------------------------------------------------

5   CAPITAL SHARE
    TRANSACTIONS                   The following tables summarize the activity
                                   in capital shares of the Portfolios (in
                                   thousands):


                                   KEMPER HORIZON 20+ PORTFOLIO

                                                                   YEAR ENDED                  DECEMBER 29, 1995
                                                                 JULY 31, 1997                 TO JULY 31, 1996
                                                              --------------------           --------------------
                                                               SHARES        AMOUNT           SHARES       AMOUNT
                                   --------------------------------------------------------------------------------
                                    SHARES SOLD
                                    Class A                   1,392        $15,323            854         $ 8,500
                                   --------------------------------------------------------------------------------
                                    Class B                   1,837         19,895            888           8,850
                                   --------------------------------------------------------------------------------
                                    Class C                     301          3,266             86             857
                                   --------------------------------------------------------------------------------
                                    Class I                      38            411            103           1,045
                                   --------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------
                                    SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                    Class A                      12            123             --              --
                                   --------------------------------------------------------------------------------
                                    Class B                       6             58             --              --
                                   --------------------------------------------------------------------------------
                                    Class C                       1              6             --              --
                                   --------------------------------------------------------------------------------
                                    Class I                       1             13             --              --
                                   --------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------
                                    SHARES REDEEMED
                                    Class A                    (248)        (2,762)           (26)           (264)
                                   --------------------------------------------------------------------------------
                                    Class B                    (194)        (2,256)           (18)           (179)
                                   --------------------------------------------------------------------------------
                                    Class C                     (76)          (815)            (7)            (68)
                                   --------------------------------------------------------------------------------
                                    Class I                     (70)          (765)            (5)            (57)
                                   --------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------
                                    CONVERSION OF SHARES
                                    Class A                       7             82             --              --
                                   --------------------------------------------------------------------------------
                                    Class B                      (7)           (82)            --              --
                                   --------------------------------------------------------------------------------
                                    NET INCREASE FROM
                                    CAPITAL SHARE
                                    TRANSACTIONS                           $32,497                        $18,684
                                   --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                              KEMPER HORIZON 10+ PORTFOLIO

                                                           YEAR ENDED                 DECEMBER 29, 1995 TO
                                                         JULY 31, 1997                   JULY 31, 1996
                                                      --------------------           -------------------------
                                                      SHARES       AMOUNT            SHARES         AMOUNT
                              --------------------------------------------------------------------------------
                               SHARES SOLD
                               Class A                1,736        $18,250            986           $ 9,625
                              --------------------------------------------------------------------------------
                               Class B                1,820         19,131            920             8,999
                              --------------------------------------------------------------------------------
                               Class C                  484          5,055             89               877
                              --------------------------------------------------------------------------------
                               Class I                   46            490             12               104
                              --------------------------------------------------------------------------------
                               SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                               Class A                   31            337              5                48
                              --------------------------------------------------------------------------------
                               Class B                   17            186              2                20
                              --------------------------------------------------------------------------------
                               Class C                    3             39              1                 3
                              --------------------------------------------------------------------------------
                               Class I                    1              9             --                --
                              --------------------------------------------------------------------------------
                               SHARES REDEEMED
                               Class A                 (466)        (5,040)           (21)             (208)
                              --------------------------------------------------------------------------------
                               Class B                 (255)        (2,788)           (27)             (264)
                              --------------------------------------------------------------------------------
                               Class C                  (82)          (882)            (4)              (45)
                              --------------------------------------------------------------------------------
                               Class I                  (25)          (264)            (1)               (1)
                              --------------------------------------------------------------------------------
                               CONVERSION OF SHARES
                               Class A                   14            150             --                --
                              --------------------------------------------------------------------------------
                               Class B                  (14)          (150)            --                --
                              --------------------------------------------------------------------------------
                               NET INCREASE FROM
                               CAPITAL SHARE TRANSACTIONS          $34,523                          $19,158
                              --------------------------------------------------------------------------------

                              KEMPER HORIZON 5 PORTFOLIO

                                                             YEAR ENDED                 DECEMBER 29, 1995 TO
                                                           JULY 31, 1997                   JULY 31, 1996
                                                        --------------------           ----------------------
                                                        SHARES       AMOUNT            SHARES         AMOUNT
                              --------------------------------------------------------------------------------
                               SHARES SOLD
                               Class A                    845        $ 8,504            509           $ 4,935
                              --------------------------------------------------------------------------------
                               Class B                  1,343         13,437            611             5,902
                              --------------------------------------------------------------------------------
                               Class C                    286          2,897             64               625
                              --------------------------------------------------------------------------------
                               Class I                      2             23             10               102
                              --------------------------------------------------------------------------------
                               SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                               Class A                     23            236              3                26
                              --------------------------------------------------------------------------------
                               Class B                     26            265              2                22
                              --------------------------------------------------------------------------------
                               Class C                      4             38              1                 3
                              --------------------------------------------------------------------------------
                               Class I                      1              4              1                 1
                              --------------------------------------------------------------------------------
                               SHARES REDEEMED
                               Class A                   (274)        (2,800)           (54)             (524)
                              --------------------------------------------------------------------------------
                               Class B                   (538)        (5,514)           (20)             (195)
                              --------------------------------------------------------------------------------
                               Class C                    (73)          (743)            (4)              (42)
                              --------------------------------------------------------------------------------
                               Class I                     (2)           (17)            --                --
                              --------------------------------------------------------------------------------
                               CONVERSION OF SHARES
                               Class A                     15            150             --                --
                              --------------------------------------------------------------------------------
                               Class B                    (14)          (150)            --                --
                              --------------------------------------------------------------------------------
                               NET INCREASE FROM
                               CAPITAL SHARE TRANSACTIONS            $16,330                          $10,855
                              --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ------------------------------           ------------------------------
                                                            Class A                                  Class B
                                                 ------------------------------           ------------------------------
                                                 YEAR ENDED   DECEMBER 29, 1995           YEAR ENDED   DECEMBER 29, 1995
                                                  JULY 31,           TO                    JULY 31,           TO
          KEMPER HORIZON 20+ PORTFOLIO              1997        JULY 31, 1996                1997        JULY 31, 1996
-------------------------------------------------------------------------------           ------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------           ------------------------------
Net asset value, beginning of period               $ 9.72           9.50                     9.65            9.50
-------------------------------------------------------------------------------           ------------------------------
Income from investment operations:
  Net investment income                               .12            .18                     .03              .11
-------------------------------------------------------------------------------           ------------------------------
  Net realized and unrealized gain                   3.15            .04                     3.15             .04
-------------------------------------------------------------------------------           ------------------------------
Total from investment operations                     3.27            .22                     3.18             .15
-------------------------------------------------------------------------------           ------------------------------
Less distribution from net investment income          .10             --                     .04              --
-------------------------------------------------------------------------------           ------------------------------
Net asset value, end of period                     $12.89           9.72                    12.79            9.65
-------------------------------------------------------------------------------           ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       33.90%          2.32                    33.01            1.58
-------------------------------------------------------------------------------           ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------           ------------------------------
Expenses                                            1.69%           1.48                     2.47            2.26
-------------------------------------------------------------------------------           ------------------------------
Net investment income                               1.08%           1.51                     .30              .73
-------------------------------------------------------------------------------           ------------------------------

                                                 ------------------------------           -----------------------------
                                                            Class C                                  Class I
                                                 ------------------------------           -----------------------------
                                                 YEAR ENDED   DECEMBER 29, 1995           YEAR ENDED        APRIL 8
                                                  JULY 31,           TO                    JULY 31,           TO
                                                    1997        JULY 31, 1996                1997        JULY 31, 1996
-------------------------------------------------------------------------------           ------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------           ------------------------------
Net asset value, beginning of period               $ 9.67           9.50                     9.73            10.03
-------------------------------------------------------------------------------           ------------------------------
Income from investment operations:
  Net investment income                               .04            .13                     .19              .07
-------------------------------------------------------------------------------           ------------------------------
  Net realized and unrealized gain (loss)            3.13            .04                     3.17            (.37)
-------------------------------------------------------------------------------           ------------------------------
Total from investment operations                     3.17            .17                     3.36            (.30)
-------------------------------------------------------------------------------           ------------------------------
Less distribution from net investment income          .04             --                     .13              --
-------------------------------------------------------------------------------           ------------------------------
Net asset value, end of period                     $12.80           9.67                    12.96            9.73
-------------------------------------------------------------------------------           ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       32.80%          1.79                    34.84           (2.99)
-------------------------------------------------------------------------------           ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------           ------------------------------
Expenses                                            2.48%           2.23                     1.04             .73
-------------------------------------------------------------------------------           ------------------------------
Net investment income                                .29%            .76                     1.73            2.32
-------------------------------------------------------------------------------           ------------------------------


-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED      DECEMBER 29, 1995
                                                              JULY 31,              TO
                                                                1997           JULY 31, 1996
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                    $62,673             18,251
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                              130%               122
-----------------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock
  transactions                                                $ .0491              .0417
-----------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS


                                               -------------------------------   --------------------------------
                                                            Class A                          Class B
                                                -------------------------------   --------------------------------
                                                 YEAR ENDED   DECEMBER 29, 1995    YEAR ENDED   DECEMBER 29, 1995
                                                  JULY 31,           TO             JULY 31,           TO
KEMPER HORIZON 10+ PORTFOLIO                       1997        JULY 31, 1996         1997        JULY 31, 1996
-------------------------------------------------------------------------------   --------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------   ------------------------------
Net asset value, beginning of period               $ 9.60           9.50             9.60             9.50
-------------------------------------------------------------------------------   ------------------------------
Income from investment operations:
  Net investment income                               .25            .20              .16              .17
-------------------------------------------------------------------------------   ------------------------------
  Net realized and unrealized gain (loss)            2.36           (.04)            2.35             (.04)
-------------------------------------------------------------------------------   ------------------------------
Total from investment operations                     2.61            .16             2.51              .13
-------------------------------------------------------------------------------   ------------------------------
Less distribution from net investment income          .20            .06              .11              .03
-------------------------------------------------------------------------------   ------------------------------
Net asset value, end of period                     $12.01           9.60            12.00             9.60
-------------------------------------------------------------------------------   ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       27.43%          1.70            26.25             1.38
-------------------------------------------------------------------------------   ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------   ------------------------------
Expenses                                            1.51%           1.48             2.36             2.26
-------------------------------------------------------------------------------   ------------------------------
Net investment income                               2.36%           2.40             1.51             1.62
-------------------------------------------------------------------------------   ------------------------------

                                              ---------------------------------   ------------------------------
                                                            Class C                        Class I
                                              ---------------------------------   ------------------------------
                                                YEAR ENDED   DECEMBER 29, 1995     YEAR ENDED        APRIL 8
                                                 JULY 31,           TO              JULY 31,           TO
                                                   1997        JULY 31, 1996         1997        JULY 31, 1996
-------------------------------------------------------------------------------   ------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------   ------------------------------
Net asset value, beginning of period               $ 9.60           9.50             9.57             9.83
-------------------------------------------------------------------------------   ------------------------------
Income from investment operations:
  Net investment income                               .14            .17              .26              .09
-------------------------------------------------------------------------------   ------------------------------
  Net realized and unrealized gain (loss)            2.34           (.04)            2.40             (.26)
-------------------------------------------------------------------------------   ------------------------------
Total from investment operations                     2.48            .13             2.66             (.17)
-------------------------------------------------------------------------------   ------------------------------
Less distribution from net investment income          .10            .03              .26              .09
-------------------------------------------------------------------------------   ------------------------------
Net asset value, end of period                     $11.98           9.60            11.97             9.57
-------------------------------------------------------------------------------   ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       25.97%          1.39            28.09            (1.74)
-------------------------------------------------------------------------------   ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------   ------------------------------
Expenses                                            2.61%           2.23             1.06              .73
-------------------------------------------------------------------------------   ------------------------------
Net investment income                               1.26%           1.65             2.81             3.21
-------------------------------------------------------------------------------   ------------------------------

----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED      DECEMBER 29, 1995
                                                              JULY 31,              TO
                                                                1997           JULY 31, 1996
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                    $63,400             18,912
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                              126%                87
----------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock
  transactions                                                $ .0494              .0413
----------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

                             FINANCIAL HIGHLIGHTS

                                                ------------------------------    ------------------------------
                                                            Class A                          Class B
                                                ------------------------------    ------------------------------
                                                 YEAR ENDED   DECEMBER 29, 1995   YEAR ENDED   DECEMBER 29, 1995
                                                  JULY 31,           TO            JULY 31,           TO
KEMPER HORIZON 5 PORTFOLIO                          1997        JULY 31, 1996        1997        JULY 31, 1996
-------------------------------------------------------------------------------   ------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------   ------------------------------
Net asset value, beginning of period               $ 9.57           9.50             9.57            9.50
-------------------------------------------------------------------------------   ------------------------------
Income from investment operations:
  Net investment income                               .34            .25              .27             .21
-------------------------------------------------------------------------------   ------------------------------
  Net realized and unrealized gain (loss)            1.45           (.07)            1.44            (.07)
-------------------------------------------------------------------------------   ------------------------------
Total from investment operations                     1.79            .18             1.71             .14
-------------------------------------------------------------------------------   ------------------------------
Less distribution from net investment income          .30            .11              .22             .07
-------------------------------------------------------------------------------   ------------------------------
Net asset value, end of period                     $11.06           9.57            11.06            9.57
-------------------------------------------------------------------------------   ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       19.02%          1.84            18.15            1.44
-------------------------------------------------------------------------------   ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------   ------------------------------
Expenses                                             1.51%          1.48             2.15            2.26
-------------------------------------------------------------------------------   ------------------------------
Net investment income                                3.30%          3.20             2.66            2.42
-------------------------------------------------------------------------------   ------------------------------
                                                ------------------------------   ------------------------------
                                                            Class C                          Class I
                                                ------------------------------   ------------------------------
                                                                                                    APRIL 8
                                                 YEAR ENDED   DECEMBER 29, 1995   YEAR ENDED          TO
                                                  JULY 31,           TO            JULY 31,        JULY 31,
                                                    1997        JULY 31, 1996        1997            1996
-------------------------------------------------------------------------------   ------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------   ------------------------------
Net asset value, beginning of period               $ 9.57           9.50             9.58            9.69
-------------------------------------------------------------------------------   ------------------------------
Income from investment operations:
  Net investment income                               .28            .21              .32             .08
-------------------------------------------------------------------------------   ------------------------------
  Net realized and unrealized gain (loss)            1.43           (.07)            1.49            (.11)
-------------------------------------------------------------------------------   ------------------------------
Total from investment operations                     1.71            .14             1.81            (.03)
-------------------------------------------------------------------------------   ------------------------------
Less distribution from net investment income          .21            .07              .33             .08
-------------------------------------------------------------------------------   ------------------------------
Net asset value, end of period                     $11.07           9.57            11.06            9.58
-------------------------------------------------------------------------------   ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       18.13%          1.45            19.27            (.31)
-------------------------------------------------------------------------------   ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------   ------------------------------
Expenses                                             2.16%          2.23             1.20             .73
-------------------------------------------------------------------------------   ------------------------------
Net investment income                                2.65%          2.45             3.61            4.11
-------------------------------------------------------------------------------   ------------------------------


----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED   DECEMBER 29, 1995
                                                                                   JULY 31,            TO
                                                                                    1997         JULY 31, 1996
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                        $30,700          10,831
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                  150%             57
----------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock
  transactions                                                                    $ .0476           .0460
----------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS FOR ALL PORTFOLIOS:

Total returns do not reflect the effect of any sales charges.

Per share data for the period ended July 31, 1996 was determined based on average shares outstanding.

For the fiscal period ended July 31, 1996, the investment manager agreed to reduce its management fee and absorb certain operating expenses of the Portfolios. If these expense waivers had not been in effect, the expense ratio of each share class would have increased by .06% of average net assets for Horizon 20+, .04% for Horizon 10+ and .05% for Horizon 5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

                              KEMPER HORIZON FUND

                                    PART C.

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

         (i)  Financial statements included in Part A of the Registration
              Statement:
              Financial Highlights
         (ii) Financial statements included in Part B of the Registration
              Statement:

              Statement of assets and liabilities--July 31, 1997.


              Statement of operations for the year ended July 31, 1997.


              Statement of changes in net assets for the year ended July 31, 1997 and for the period from December 29, 1995 (commencement of operations) to July 31, 1996.


              Portfolio of investments--July 31, 1997.

              Notes to financial statements.
         Schedules II, III, IV and V are omitted as the required information is not present.
         Schedule I has been omitted as the required information is presented in the portfolio of investments.

     (b) Exhibits


        99.B1(a).   Agreement and Declaration of Trust.*
        99.B1(b).   Written Instrument Amending the Agreement and Declaration of
                    Trust.*
        99.B2.      By-Laws.**
        99.B3.      Inapplicable.
        99.B4(a).   Text of Share Certificate.**
        99.B4(b).   Written Instrument Establishing and Designating Separate
                    Classes of Shares.**
        99.B4(c).   Written Instrument Changing the Name of the Existing Series
                    and Establishing and Designating Two Additional Series.**
        99.B4(d).   Written Instrument Changing the Name of the Series of the
                    Trust.**
        99.B4(e).   Amended and Restated Written Instrument Establishing and
                    Designating Separate Classes of Shares.***
        99.B5(a).   Investment Management Agreement.***
        99.B5(b).   Sub-Advisory Agreement.***
        99.B6(a).   Underwriting and Distribution Services Agreement.***
        99.B6(b).   Form of Selling Group Agreement.**
        99.B7.      Inapplicable.
        99.B8(a).   Custody Agreement.**
        99.B8(b).   Foreign Custody Agreement.**
        99.B9(a).   Agency Agreement.**
        99.B9(b).   Administrative Services Agreement.
        99.B9(c).   Supplement to Agency Agreement.
        99.B10.     Inapplicable.
        99.B11.     Consent and Report of Independent Auditors.
        99.B12.     Inapplicable.
        99.B13.     Inapplicable.
        99.B14(a).  Kemper Retirement Plan Prototype.**
        99.B14(b).  Model Individual Retirement Account.**
        99.B15.     See 6(a) above (Class B and Class C shares).
        99.B16.     Inapplicable.
        99.B18.     Multi-Distribution System Plan.***
        99.B24.     Powers of Attorney.***
        27          Financial Data Schedule.
        485.B       Representation of Counsel (Rule 485).


---------------
  * Incorporated by reference to Registrant's Registration Statement on Form N-1A which was filed on October 17, 1995.
 ** Incorporated by reference to Pre-effective Amendment No. 2 to Registrant's
    Registration Statement on Form N-1A filed on December 14, 1995.

*** Incorporated herein by reference to the Amendment to Registrant's
    Registration Statement on Form N-1A identified below:



         EXHIBIT NO.           POST-EFFECTIVE AMENDMENT NO.           DATE OF FILING
         -----------           ----------------------------           --------------
B4(e), B5(a), B5(b), B6(a),
  B18 and B24................                1                            8/29/96

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Inapplicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of October 29, 1997, there were the following number of holders of securities:



                                                                          CLASSES OF SHARES
                                                                  ----------------------------------
                         PORTFOLIO                                  A          B         C        I
                         ---------                                  -          -         -        -
Horizon 20+.................................................      4,369      5,832      915        1
Horizon 10+.................................................      2,923      3,608      857        1
Horizon 5...................................................      1,438      1,253      255        1


ITEM 27. INDEMNIFICATION

     Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28(a) BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information pertaining to business and other connections of the Registrant's investment advisers is hereby incorporated by reference to the section of the Prospectus captioned "Investment Manager and Underwriter" and to the section of the Statement of Additional Information captioned "Investment Manager and Underwriter".

     Zurich Kemper Investments, Inc., investment adviser of the Registrant, is investment adviser of:

Kemper Mutual Funds:
Kemper Technology Fund
Kemper Total Return Fund
Kemper Growth Fund
Kemper Small Capitalization Equity Fund
Kemper Income and Capital Preservation Fund
Kemper National Tax-Free Income Series
Kemper Diversified Income Fund
Kemper High Yield Series
Cash Equivalent Fund
Kemper U.S. Government Securities Fund
Kemper International Fund
Kemper Portfolios
Kemper State Tax-Free Income Series
Tax-Exempt California Money Market Fund
Kemper Adjustable Rate U.S. Government Fund
Kemper Blue Chip Fund
Kemper Global Income Fund
Kemper Target Equity Fund
Cash Account Trust
Investors Cash Trust
Investors Municipal Cash Fund
Kemper Value Plus Growth Fund
Kemper Quantitative Equity Fund
Kemper Horizon Fund
Kemper Europe Fund
Kemper Asian Growth Fund
Kemper Aggressive Growth Fund
Kemper Closed-End Funds:
Kemper High Income Trust
Kemper Intermediate Government Trust
Kemper Municipal Income Trust
Kemper Multi-Market Income Trust
Kemper Strategic Municipal Income Trust
The Growth Fund of Spain, Inc.
Kemper Strategic Income Fund
Zurich Money Funds
Zurich YieldWise Money Fund

     Zurich Kemper Investments, Inc. also furnishes investment advice to and manages investment portfolios for other clients including Investors Fund Series and Kemper International Bond Fund.

Item 28(b)(i) Business and Other Connections of Officers and Directors of Zurich Kemper Investments, Inc., the Investment Adviser


TIMBERS, STEPHEN B.
     Director, President, Chief Executive Officer and Chief Investment Officer, Zurich Kemper Investments, Inc.
     Director, Zurich Kemper Distributors, Inc.
     Director, Zurich Investment Management, Inc.
     Director, Chairman, Zurich Kemper Service Company
     Director, Zurich Kemper Value Advisors, Inc.
     Director, ZKI Agency, Inc.
     Director, President, Kemper International Management, Inc.
     Trustee and President, Kemper Funds
     Director, The LTV Corporation
     Governor, Investment Company Institute

NEAL, JOHN E.
     Director, Zurich Kemper Investments, Inc.
     President, Kemper Funds Group, a unit of Zurich Kemper
     Investments, Inc.
     Director, President, Zurich Kemper Service Company
     Director, Zurich Kemper Distributors, Inc.
     Director, Zurich Investment Management, Inc.
     Director, Zurich Kemper Value Advisors, Inc.
     Director, ZKI Agency, Inc.
     Director, Community Investment Corporation
     Director, Continental Community Development Corporation
     Director, K-P Greenway, Inc.
     Director, K-P Plaza Dallas, Inc.
     Director, Kemper/Prime Acquisition Fund, Inc.
     Director, RespiteCare
     Director, Urban Shopping Centers, Inc.
     Vice President, Kemper Funds

CHAPMAN, II, WILLIAM E.
     President, Kemper Retirement Plans Group, a unit of Zurich Kemper Investments, Inc.
     Director, Executive Vice President, Zurich Kemper Distributors, Inc. Executive Vice President, Zurich Kemper Service Company

VOGEL, VICTOR E.
     Senior Executive Vice President, Zurich Kemper Investments, Inc. Trustee, Zurich Kemper Investments, Inc. Profit Sharing Plan & Money Purchase Pension Plan
     Executive Vice President, Zurich Kemper Service Company

BEIMFORD, JR., JOSEPH P.
     Executive Vice President, Zurich Kemper Investments, Inc. Vice President, Cash Account Trust
     Vice President, Cash Equivalent Fund
     Vice President, Galaxy Offshore, Inc.
     Vice President, Investors Cash Trust
     Vice President, Kemper Adjustable Rate U.S. Government Fund Vice President, Kemper Diversified Income Fund
     Vice President, Kemper Global Income Fund
     Vice President, Kemper High Income Trust
     Vice President, Kemper High Yield Series
     Vice President, Kemper Income and Capital Preservation Fund Vice President, Kemper Intermediate Government Trust
     Vice President, Kemper International Bond Fund
     Vice President, Investors Fund Series
     Vice President, Zurich Money Funds
     Vice President, Kemper Multi-Market Income Trust
     Vice President, Kemper Municipal Income Trust
     Vice President, Kemper National Tax-Free Income Series
     Vice President, Kemper Portfolios
     Vice President, Kemper State Tax-Free Income Series
     Vice President, Kemper Strategic Income Fund
     Vice President, Kemper Strategic Municipal Income Trust Vice President, Kemper U.S. Government Securities Fund
     Vice President, Tax-Exempt California Money Market Fund Vice President, Investors Municipal Cash Fund

     Managing Director, Zurich Investment Management, Inc.

DUDASIK, PATRICK H.
     Executive Vice President and Chief Financial Officer, Zurich Kemper Investments, Inc.
     Executive Vice President, Chief Financial Officer and Treasurer,
     Zurich Kemper Value Advisors, Inc.
     Chief Financial Officer and Treasurer, Zurich Investment Management, Inc. Treasurer and Chief Financial Officer, Zurich Kemper Distributors, Inc. Treasurer and Chief Financial Officer, Zurich Kemper Service Company Treasurer, ZKI Agency, Inc.

FROEHLICH, PH.D, ROBERT J.
     Executive Vice President, Chief Investment Strategist, Zurich Kemper Investments, Inc.

GREENAWALT, JAMES L.
     Executive Vice President, Zurich Kemper Investments, Inc.
     Director, President, Zurich Kemper Distributors, Inc.
     Director, President, ZKI Agency, Inc.

LANGBAUM, GARY A.
     Executive Vice President, Zurich Kemper Investments, Inc.
     Vice President, Kemper Total Return Fund
     Vice President, Investors Fund Series

MANZONI, JR., CHARLES R.
     Executive Vice President, Secretary & General Counsel, Zurich Kemper Investments, Inc.
     Vice President, Kemper Funds
     Secretary, ZKI Agency, Inc.
     Secretary, Zurich Kemper Service Company
     Secretary, Zurich Kemper Distributors, Inc.
     Secretary, ZKI Holding Corporation
     Secretary, Zurich Investment Management, Inc.
     Secretary, Zurich Kemper Value Advisors, Inc.

MURRIHY, MAURA J.
     Executive Vice President, Zurich Kemper Investments, Inc.

PECK, JR., ROBERT C.
     Executive Vice President, Chief
     Investment Officer-Fixed Income, Zurich Kemper Investments, Inc. Vice President, Zurich Money Funds
     Vice President, Kemper Income & Capital Preservation Fund
     Vice President, Kemper National Tax-Free Income Series
     Vice President, Kemper Diversified Income Fund
     Vice President, Kemper High Yield Series
     Vice President, Cash Equivalent Fund
     Vice President, Kemper U.S. Government Securities Fund
     Vice President, Kemper State Tax-Free Income Series
     Vice President, Kemper Portfolios
     Vice President, Tax-Exempt California Money Market Fund
     Vice President, Kemper Adjustable Rate U.S. Government Fund
     Vice President, Kemper Global Income Fund
     Vice President, Cash Account Trust
     Vice President, Investors Cash Trust
     Vice President, Investors Municipal Cash Fund
     Vice President, Zurich YieldWise Money Fund
     Vice President, Investors Fund Series
     Vice President, Kemper High Income Trust
     Vice President, Kemper Intermediate Government Trust
     Vice President, Kemper Municipal Income Trust
     Vice President, Kemper Multi-Market Income Trust
     Vice President, Kemper Strategic Municipal Income Trust
     Vice President, Kemper Strategic Income Fund
     Vice President, Kemper International Bond Fund

REYNOLDS, STEVEN H.
     Executive Vice President, Chief Investment Officer - Equities, Zurich Kemper Investments, Inc.
     Vice President, Kemper Technology Fund
     Vice President, Kemper Total Return Fund
     Vice President, Kemper Growth Fund
     Vice President, Kemper Small Capitalization Equity Fund
     Vice President, Kemper International Fund
     Vice President, Kemper Blue Chip Fund
     Vice President, Kemper Value Plus Growth Fund
     Vice President, Kemper Quantitative Equity Fund
     Vice President, Kemper Target Equity Fund
     Vice President, Kemper Horizon Fund
     Vice President, Investors Fund Series
     Vice President, The Growth Fund of Spain, Inc.
     Vice President, Kemper Europe Fund

ROBERTS, SCOTT A.
     Executive Vice President, Zurich Kemper Investments, Inc.
     Director, Senior Managing Director, Zurich Investment Management, Inc.

SILIGMUELLER, DALE S.
     Executive Vice President, Zurich Kemper Investments, Inc.
     Director, Executive Vice President, Zurich Kemper Service Company

SWANSON, DAVID
     Executive Vice President Zurich Kemper Investments, Inc.

WEISS, ROBERT D.
     Executive Vice President, Zurich Kemper Investments, Inc.
     Director, Senior Managing Director, Zurich Investment Management, Inc.

BERCHER, LINDA A.
     Senior Vice President, Zurich Kemper Investments, Inc.

BRUNS, THOMAS V.
     Senior Vice President, Zurich Kemper Investments, Inc.

BUKOWSKI, DANIEL J.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Vice President, Kemper Quantitative Equity Fund
     Vice President, Kemper Value Plus Growth Fund
     Vice President, Investors Fund Series

BUTLER, DAVID H.
     Senior Vice President, Zurich Kemper Investments, Inc.

CERVONE, DAVID M.
     Senior Vice President, Zurich Kemper Investments, Inc.

CESSINE, ROBERT S.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Vice President, Kemper Income and Capital Preservation Fund
     Vice President, Kemper Diversified Income Fund
     Vice President, Kemper Multi-Market Income Trust
     Vice President, Investors Fund Series

CHESTER, TRACY McCORMICK
     Senior Vice President, Zurich Kemper Investments, Inc.
     Vice President, Kemper Blue Chip Fund
     Vice President, Kemper Target Equity Fund

CHIEN, CHRISTINE
     Senior Vice President, Zurich Kemper Investments, Inc.

CIARLELLI, ROBERT W.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Executive Vice President, Zurich Kemper Service Company

COLLORA, PHILIP J.
     Senior Vice President and Assistant Secretary, Zurich Kemper
     Investments, Inc.
     Vice President and Secretary, Kemper Funds

     Assistant Secretary, Kemper International Management, Inc.
     Assistant Secretary, Zurich Investment Management, Inc.
     Assistant Secretary, Zurich Kemper Value Advisors, Inc.
     Assistant Secretary, ZKI Agency, Inc.

DUFFY, JEROME L.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Treasurer, Kemper Funds

FENGER, JAMES E.
     Senior Vice President, Zurich Kemper Investments, Inc.

FINK, THOMAS M.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Managing Director, Zurich Investment Management, Inc.

GALLAGHER, MICHAEL L.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Senior Vice President, Zurich Kemper Service Company

GOERS, RICHARD A.
     Senior Vice President, Zurich Kemper Investments, Inc.

GREENWALD, MARSHALL L.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Managing Director, Zurich Investment Management, Inc.

HARRINGTON, MICHAEL E.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Executive Vice President, Zurich Kemper Distributors, Inc.

KEITH, GEORGE
     Senior Vice President, Zurich Kemper Investments, Inc.

KLEIN, GEORGE
     Senior Vice President, Zurich Kemper Investments, Inc.
     Director, Managing Director, Zurich Investment Management, Inc.

KLEIN, MARTIN
     Senior Vice President, Zurich Kemper Investments, Inc.
     Managing Director, Zurich Investment Management, Inc.

KOCHER, GARY
     Senior Vice President, Zurich Kemper Investments, Inc.

KORTH, FRANK D.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Vice President, Kemper Technology Fund

McNAMARA, MICHAEL A.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Vice President, Kemper Diversified Income Fund
     Vice President, Kemper High Income Trust
     Vice President, Kemper High Yield Series

     Vice President, Investors Fund Series
     Vice President, Kemper Multi-Market Income Trust
     Vice President, Kemper Strategic Income Fund

MOELLER, JAMES V.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Managing Director, Zurich Investment Management, Inc.

MOORE, C. PERRY
     Senior Vice President, Zurich Kemper Investments, Inc.
     Vice President, ZKI Agency, Inc.

MIER, CHRISTOPHER J.
     Senior Vice President, Zurich Kemper Investments, Inc. Vice President, Kemper National Tax-Free Income Series Vice President, Kemper Municipal Income Trust
     Vice President, Kemper State Tax-Free Income Series Vice President, Kemper Strategic Municipal Income Trust

RABIEGA, CRAIG F.
     Senior Vice President, Zurich Kemper Investments, Inc.
     First Vice President, Zurich Kemper Service Company

RACHWALSKI, JR. FRANK J.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Vice President, Cash Account Trust
     Vice President, Cash Equivalent Fund
     Vice President, Investors Cash Trust
     Vice President, Investors Fund Series
     Vice President, Zurich Money Funds
     Vice President, Kemper Portfolios
     Vice President, Tax-Exempt California Money Market Fund
     Vice President, Investors Municipal Cash Fund

RESIS, JR., HARRY E.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Vice President, Kemper Diversified Income Fund
     Vice President, Kemper High Income Trust
     Vice President, Kemper High Yield Series
     Vice President, Investors Fund Series
     Vice President, Kemper Multi-Market Income Trust
     Vice President, Kemper Strategic Income Fund

ROBISON, JR., JOHN H.
     Senior Vice President, Zurich Kemper Investments, Inc.

SCHULTHESZ, HENRY J.
     Senior Vice President, Zurich Kemper Investments, Inc.

SILVIA, JOHN E.
     Senior Vice President, Zurich Kemper Investments, Inc.

SMITH, JR., EDWARD BYRON
     Senior Vice President, Zurich Kemper Investments, Inc.

STALZER, KURT
     Senior Vice President, Zurich Kemper Investments, Inc.

URBASZEWSKI, KENNETH T.
     Senior Vice President, Zurich Kemper Investments, Inc.

VANDENBERG, RICHARD
     Senior Vice President, Zurich Kemper Investments, Inc.
     Vice President, Kemper Diversified Income Fund
     Vice President, Kemper U.S. Government Securities Fund
     Vice President, Kemper Portfolios
     Vice President, Kemper Adjustable Rate U.S. Government Fund

VINCENT, CHRISTOPHER T.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Managing Director, Zurich Investment Management, Inc.

WONNACOTT, LARRY R.
     Senior Vice President, Zurich Kemper Investments, Inc.
     Managing Director, Zurich Investment Management, Inc.

BAZAN, KENNETH M.
     First Vice President, Zurich Kemper Investments, Inc.
     Director, K-P Greenway, Inc.
     Director, K-P Plaza Dallas, Inc.
     Director, Kemper/Prime Acquisition Fund, Inc.

BODEM, RICHARD A.
     First Vice President, Zurich Kemper Investments, Inc.
     First Vice President, Zurich Kemper Service Company

BOEHM, JONATHAN J.
     First Vice President, Zurich Kemper Investments, Inc.
     Senior Vice President, Zurich Kemper Service Company

BURROW, DALE R.
     First Vice President, Zurich Kemper Investments, Inc.
     Vice President, Kemper Strategic Municipal Income Trust

BURSHTAN, DAVID H.
     First Vice President, Zurich Kemper Investments, Inc.
     Vice President, Investors Fund Series

BYRNES, ELIZABETH A.
     First Vice President, Zurich Kemper Investments, Inc.
     Vice President, Kemper Adjustable Rate U.S. Government Fund
     Vice President, Kemper Intermediate Government Trust

CARNEY, ANNE T.
     First Vice President, Zurich Kemper Investments, Inc.

CHRISTIANSEN, HERBERT A.
     First Vice President, Zurich Kemper Investments, Inc.
     First Vice President, Zurich Kemper Service Company

COHEN, JERRI I.
     First Vice President, Zurich Kemper Investments, Inc.

DeMAIO, CHRIS C.
     First Vice President, Zurich Kemper Investments, Inc.
     Vice President and Chief Accounting Officer, Zurich Kemper Service
     Company

DEXTER, STEPHEN P.
     First Vice President, Zurich Kemper Investments, Inc.

DOYLE, DANIEL J.
     First Vice President, Zurich Kemper Investments, Inc.

HAUSKEN, PHILIP D.
     First Vice President, Zurich Kemper Investments, Inc.
     Vice President, Zurich Kemper Distributors, Inc.
     Assistant Secretary, Zurich Investment Management, Inc.

HORTON, ROBERT J.
     First Vice President, Zurich Kemper Investments, Inc.

INNES, BRUCE D.
     First Vice President, Zurich Kemper Investments, Inc.
     Co-President, International Association of Corporate and
     Professional Recruiters

JACOBS, PETER M.
     First Vice President, Zurich Kemper Investments, Inc.

KIEL, CAROL L.
     First Vice President, Zurich Kemper Investments, Inc.

KNAPP, WILLIAM M.
     First Vice President, Zurich Kemper Investments, Inc.

KOCH, DEBORAH L.
     First Vice President, Zurich Kemper Investments, Inc.

LASKA, ROBERTA E.
     First Vice President, Zurich Kemper Investments, Inc.

LENTZ, MAUREEN P.
     First Vice President, Zurich Kemper Investments, Inc.

McCRINDLE-PETRARCA, SUSAN
     First Vice President, Zurich Kemper Investments, Inc.

McGOVERN, KAREN
     First Vice President, Zurich Kemper Investments, Inc.

MICHAEL, DIANNE
     First Vice President, Zurich Kemper Investments, Inc.

MINER, EDWARD
     First Vice President, Zurich Kemper Investments, Inc.

MURRAY, SCOTT S.
     First Vice President, Zurich Kemper Investments, Inc.
     Vice President, Zurich Kemper Service Company

NORRIS, JOHNSTON A.
     First Vice President, Zurich Kemper Investments, Inc.

PANOZZO, ROBERTA L.
     First Vice President, Zurich Kemper Investments, Inc.

PECARD, ANN M.
     First Vice President, Zurich Kemper Investments, Inc.

PONTECORE, SUSAN E.
     First Vice President, Zurich Kemper Investments, Inc.

RADIS, STEVE A.
     First Vice President, Zurich Kemper Investments, Inc.

RATEKIN, DIANE E.
     First Vice President, Assistant General Counsel and Assistant Secretary, Zurich Kemper Investments, Inc.
     Assistant Secretary, Zurich Kemper Distributors, Inc.

SMITH, ROBERT G.
     First Vice President, Zurich Kemper Investments, Inc.

STUEBE, JOHN W.
     First Vice President, Zurich Kemper Investments, Inc.
     Vice President, Cash Account Trust
     Vice President, Cash Equivalent Fund

TEPPER, SHARYN A.
     First Vice President, Zurich Kemper Investments, Inc.
     Assistant Secretary, Zurich Investment Management, Inc.

TOOLE, W. TIMOTHY
     First Vice President, Zurich Kemper Investments, Inc.

TRUTTER, JONATHAN W.
     First Vice President, Zurich Kemper Investments, Inc.
     Managing Director, Zurich Investment Management, Inc.
     Vice President, Kemper Diversified Income Fund
     Vice President, Kemper Multi-Market Income Trust
     Vice President, Kemper Strategic Income Fund

WETHERALD, ROBERT F.
     First Vice President, Zurich Kemper Investments, Inc.

WITTNEBEL, MARK E.
     First Vice President, Zurich Kemper Investments, Inc.

ALLEN, PATRICIA L.
     Vice President, Zurich Kemper Investments, Inc.

ANTONAK, GEORGE A.
     Vice President, Zurich Kemper Investments, Inc.

BALASUBRAMANIAM, KALAMADI
     Vice President, Zurich Kemper Investments, Inc.

BARRY, JOANN M.
     Vice President, Zurich Kemper Investments, Inc.

BARSANTI, WILLIAM
     Vice President, Zurich Kemper Investments, Inc.

BIEBERLY, CHRISTINE A.
     Vice President, Zurich Kemper Investments, Inc.

BRENNAN, ELEANOR R.
     Vice President, Zurich Kemper Investments, Inc.

BUCHANAN, PAMELA S.
     Vice President, Zurich Kemper Investments, Inc.

BURKE, MARY PAT
     Vice President, Zurich Kemper Investments, Inc.

CACCIOLA, RONALD
     Vice President, Zurich Kemper Investments, Inc.
     Managing Director, Zurich Investment Management, Inc.

CARTER, PAUL J.
     Vice President and Compliance Manager, Zurich Kemper Investments, Inc.

CECOLA, MARY
     Vice President, Zurich Kemper Investments, Inc.

CRAWSHAW, SUSAN
     Vice President, Zurich Kemper Investments, Inc.

ESOLA, CHARLES J.
     Vice President, Zurich Kemper Investments, Inc.
     Vice President, Zurich Kemper Service Company

FERRY, JOHN A.
     Vice President, Zurich Kemper Investments, Inc.

FRIHART, THORA A.
     Vice President, Zurich Kemper Investments, Inc.

GERACI, AUGUST L.
     Vice President, Zurich Kemper Investments, Inc.

GOLAN, JAMES S.
     Vice President, Zurich Kemper Investments, Inc.

GRAY, PATRICK
     Vice President, Zurich Kemper Investments, Inc.

GROOTENDORST, TONYA
     Vice President, Zurich Kemper Investments, Inc.

HAMMAN, JR., JAMES S.
     Vice President, Zurich Kemper Investments, Inc.

HECHT, MARC L.
     Vice President, Zurich Kemper Investments, Inc.
     Assistant Secretary, Zurich Kemper Distributors, Inc.
     Assistant Secretary, ZKI Holding Corporation
     Assistant Secretary, ZKI Agency, Inc.
     Assistant Secretary, Zurich Investment Management, Inc.
     Assistant Secretary, Zurich Kemper Value Advisors, Inc.

HUOT, LISA L.
     Vice President, Zurich Kemper Investments, Inc.

JASINSKI, R. ANTHONY
     Vice President, Zurich Kemper Investments, Inc.

KARWOWSKI, KENNETH F.
     Vice President, Zurich Kemper Investments, Inc.

KENNEDY, PATRICK J.
     Vice President, Zurich Kemper Investments, Inc.

KOURY, KATHRYN E.
     Vice President, Zurich Kemper Investments, Inc.

KOWALCZYK, MARK A.
     Vice President, Zurich Kemper Investments, Inc.
     Vice President, ZKI Agency, Inc.

KRANZ, KATHY J.
     Vice President, Zurich Kemper Investments, Inc.

KRUEGER, PAMELA D.
     Vice President, Zurich Kemper Investments, Inc.

KYCE, JOYCE
     Vice President, Zurich Kemper Investments, Inc.
     Vice President, Zurich Kemper Service Company

LAUTZ, STEPHEN
     Vice President, Zurich Kemper Investments, Inc.

LITTLE, BRUCE A.
     Vice President, Zurich Kemper Investments, Inc.

MARKLEY, DAVID
     Vice President, Zurich Kemper Investments, Inc.

MATZA, LINDA
     Vice President, Zurich Kemper Investments, Inc.

McGINN, MARTHA R.
     Vice President, Zurich Kemper Investments, Inc.

MEROLD, CARLENE D.
     Vice President, Zurich Kemper Investments, Inc.

MILLER, GARY L.
     Vice President, Zurich Kemper Investments, Inc.

MILLIGAN, BRIAN J.
     Vice President, Zurich Kemper Investments, Inc.

MULLEN, TERRENCE
     Vice President, Zurich Kemper Investments, Inc.

MURPHY, THOMAS W.
     Vice President, Zurich Kemper Investments, Inc.

NEVILLE, BRIAN P.
     Vice President, Zurich Kemper Investments, Inc.

NORMAN, JR., DONALD L.
     Vice President, Zurich Kemper Investments, Inc.

NOWAK, GREGORY J.
     Vice President, Zurich Kemper Investments, Inc.

PANOZZO, ALBERT R.
     Vice President, Zurich Kemper Investments, Inc.

PAXTON, THOMAS
     Vice President, Zurich Kemper Investments, Inc.

QUADRINI, LISA L.
     Vice President, Zurich Kemper Investments, Inc.

RANDALL, JR., WALTER R.
     Vice President, Zurich Kemper Investments, Inc.

ROBINSON, DEBRA A.
     Vice President, Zurich Kemper Investments, Inc.

RODGERS, JOHN B.
     Vice President, Zurich Kemper Investments, Inc.

ROSE, KATIE M.
     Vice President, Zurich Kemper Investments, Inc.

RUDIN, MICHELLE I.
     Vice President, Zurich Kemper Investments, Inc.

SAENGER, MARYELLEN
     Vice President, Zurich Kemper Investments, Inc.

SCHUERINGS, ROBERT F.
     Vice President, Zurich Kemper Investments, Inc.

SCHULDT, STUART N.
     Vice President, Zurich Kemper Investments, Inc.

SCHWARZ, LOUIS E.
     Vice President, Zurich Kemper Investments, Inc.

SOPHER, EDWARD O.
     Vice President, Zurich Kemper Investments, Inc.

SPILLER, KATHLEEN A.
     Vice President, Zurich Kemper Investments, Inc.

SPURLING, CHRIS
     Vice President, Zurich Kemper Investments, Inc.

STROMM, LAWRENCE D.
     Vice President, Zurich Kemper Investments, Inc.

STURM, EILEEN A.
     Vice President, Zurich Kemper Investments, Inc.

SUGAR, TAMARA B.
     Vice President, Zurich Kemper Investments, Inc.

THOMAS, JILL
     Vice President, Zurich Kemper Investments, Inc.

TRUNSKY, JUDITH C.
     Vice President, Zurich Kemper Investments, Inc.

WALKER, ANGELA
     Vice President, Zurich Kemper Investments, Inc.

WATKINS, JAMES K.
     Vice President, Zurich Kemper Investments, Inc.
     Vice President, Zurich Kemper Service Company

WERTH, ELIZABETH C.
     Vice President, Zurich Kemper Investments, Inc.
     Vice President, Zurich Kemper Distributors, Inc.
     Assistant Secretary, Kemper Open-End Funds

WILNER, MITCHELL
     Vice President, Zurich Kemper Investments, Inc.

WIZER, BARBARA K.
     Vice President, Zurich Kemper Investments, Inc.

ZURAWSKI, CATHERINE N.
     Vice President, Zurich Kemper Investments, Inc.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Zurich Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds, Investors Fund Series and Kemper International Bond Fund.

         (b) Information on the officers and directors of Zurich Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                                                                      POSITIONS AND
                              POSITIONS AND OFFICES                   OFFICES WITH
         NAME                   WITH UNDERWRITER                       REGISTRANT
         ----                    ----------------                      ----------
James L. Greenawalt         Director, President                            None
William E. Chapman, II      Director, Executive Vice President             None
John E. Neal                Director                                   Vice President
Stephen B. Timbers          Director                                  President/Trustee
Patrick H. Dudasik          Financial Principal, Treasurer
                            and Chief Financial Officer                    None
Michael E. Harrington       Executive Vice President                       None
Philip D. Hausken           Vice President                                 None
Elizabeth C. Werth          Vice President                          Assistant Secretary
Charles R. Manzoni, Jr.     Secretary                                  Vice President
Marc L. Hecht               Assistant Secretary                            None
Diane E. Ratekin            Assistant Secretary                            None

         (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All such accounts, books and other documents are maintained at the offices of the Registrant, the offices of the investment manager, Zurich Kemper Investments, Inc. and the principal underwriter, Zurich Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60603, the offices of the sub-adviser, Zurich Kemper Value Advisors, Inc., 280 Park Avenue, 40th Floor, New York, New York 10017, at the offices of the custodian and transfer agent, Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or at the offices of the shareholder service agent, Zurich Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.


ITEM 31. MANAGEMENT SERVICES

     Not applicable.

ITEM 32. UNDERTAKINGS

     (a) Not applicable.

     (b) Not applicable.

     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 14th day of November, 1997.


                                          KEMPER HORIZON FUND


                                          By:       /s/ STEPHEN B. TIMBERS
                                              ----------------------------------
                                                Stephen B. Timbers, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on November 14, 1997 on behalf of the following persons in the capacities indicated.



                         SIGNATURE                                        TITLE
                         ---------                                        -----
                   /s/ STEPHEN B. TIMBERS                          President (Principal
------------------------------------------------------------       Executive Officer)
                     Stephen B. Timbers                            and Trustee
                    /s/ JAMES E. AKINS*                            Trustee
------------------------------------------------------------
                 /s/ ARTHUR R. GOTTSCHALK*                         Trustee
------------------------------------------------------------
                  /s/ FREDERICK T. KELSEY*                         Trustee
------------------------------------------------------------
                    /s/ FRED B. RENWICK*                           Trustee
------------------------------------------------------------
                   /s/ JOHN B. TINGLEFF*                           Trustee
------------------------------------------------------------
                   /s/ JOHN G. WEITHERS*                           Trustee
------------------------------------------------------------
                    /s/ JEROME L. DUFFY                            Treasurer (Principal
------------------------------------------------------------       Financial and
                      Jerome L. Duffy                              Accounting Officer)



* Philip J. Collora signs this document pursuant to powers of attorney filed in Post Effective Amendment No. 1 to Registration Statement on Form N-1A filed on August 29, 1996.


                                                  /s/ PHILIP J. COLLORA
                                          --------------------------------------
                                                    Philip J. Collora

                              KEMPER HORIZON FUND

                               INDEX TO EXHIBITS

Exhibits


    99.B1(a).   Agreement and Declaration of Trust.*
    99.B1(b).   Written Instrument Amending the Agreement and Declaration of
                Trust.*
    99.B2.      By-Laws.**
    99.B3.      Inapplicable.
    99.B4(a).   Text of Share Certificate.**
    99.B4(b).   Written Instrument Establishing and Designating Separate
                Classes of Shares.**
    99.B4(c).   Written Instrument Changing the Name of the Existing Series
                and Establishing and Designating Two Additional Series.**
    99.B4(d).   Written Instrument Changing the Name of the Series of the
                Trust.**
    99.B4(e).   Amended and Restated Written Instrument Establishing and
                Designating Separate Classes of Shares.***
    99.B5(a).   Investment Management Agreement.***
    99.B5(b).   Sub-Advisory Agreement.***
    99.B6(a).   Underwriting and Distribution Services Agreement.***
    99.B6(b).   Form of Selling Group Agreement.**
    99.B7.      Inapplicable.
    99.B8(a).   Custody Agreement.**
    99.B8(b).   Foreign Custody Agreement.**
    99.B9(a).   Agency Agreement.**
    99.B9(b).   Administrative Services Agreement.
    99.B9(c).   Supplement to Agency Agreement.
    99.B10.     Inapplicable.
    99.B11.     Consent and Report of Independent Auditors.
    99.B12.     Inapplicable.
    99.B13.     Inapplicable.
    99.B14(a).  Kemper Retirement Plan Prototype.**
    99.B14(b).  Model Individual Retirement Account.**
    99.B15.     See 6(a) above (Class B and Class C shares).
    99.B16.     Inapplicable.
    99.B18.     Multi-Distribution System Plan.***
    99.B24.     Powers of Attorney.***
    27          Financial Data Schedule.
    485.B       Representation of Counsel (Rule 485).


---------------
  * Incorporated by reference to Registrant's Registration Statement on Form N-1A which was filed on October 17, 1995.

 ** Incorporated by reference to Pre-effective Amendment No. 2 to Registrant's
    Registration Statement on Form N-1A filed on December 14, 1995.


*** Incorporated herein by reference to the Amendment to Registrant's
    Registration Statement on Form N-1A identified below:



         EXHIBIT NO.           POST-EFFECTIVE AMENDMENT NO.           DATE OF FILING
         -----------           ----------------------------           --------------
B4(e), B5(a), B5(b), B6(a),
  B18 and B24................                1                            8/29/96